                                              '33 Act Registration No. 333-46338
================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 2


                                   TO FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                                   ----------

                        NATIONWIDE VLI SEPARATE ACCOUNT-5
                              (EXACT NAME OF TRUST)

                                   ----------

                        NATIONWIDE LIFE INSURANCE COMPANY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
              (EXACT NAME AND ADDRESS OF DEPOSITOR AND REGISTRANT)

                               PATRICIA R. HATLER
                                    SECRETARY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

This Post-Effective Amendment amends the Registration Statement with respect to the Prospectus and Part II.

It is proposed that this filing will become effective (check appropriate box):

| | immediately upon filing pursuant to paragraph (b) of Rule 485


|X| on May 1, 2002 pursuant to paragraph (b) of Rule 485


| | 60 days after filing pursuant to paragraph (a)(1) of Rule 485

| | on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box:

| | This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities being registered: Corporate Flexible Premium Variable Universal Life Insurance Policies


Approximate date of proposed public offering: Continuously on and after May 1, 2002.


| | Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.

================================================================================

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 ITEM                                       CAPTION IN PROSPECTUS
 1..............................................  Nationwide Life Insurance Company
                                                  The Variable Account
 2..............................................  Nationwide Life Insurance Company
 3..............................................  Custodian of Assets
 4..............................................  Distribution of the Policies
 5..............................................  The Variable Account
 6..............................................  Not Applicable
 7..............................................  Not Applicable
 8..............................................  Not Applicable
 9..............................................  Legal Proceedings
10..............................................  Information About the Policies; How the Cash Value Varies;
                                                  Right to Exchange for a Fixed Benefit Policy; Reinstatement;
                                                  Other Policy Provisions
11 .............................................  Investments of the Variable Account
12..............................................  The Variable Account
13..............................................  Policy Charges
                                                  Reinstatement
14..............................................  Underwriting and Issuance - Premium Payments, Minimum
                                                  Requirements for Issuance of a Policy
15 .............................................  Investments of the Variable Account; Premium Payments
16 .............................................  Underwriting and Issuance - Allocation of Cash Value
17..............................................  Surrendering the Policy for Cash
18..............................................  Reinvestment
19..............................................  Not Applicable
20..............................................  Not Applicable
21..............................................  Policy Loans
22..............................................  Not Applicable
23..............................................  Not Applicable
24..............................................  Not Applicable
25..............................................  Nationwide Life Insurance Company
26..............................................  Not Applicable
27..............................................  Nationwide Life Insurance Company
28..............................................  Company Management
29..............................................  Company Management
30..............................................  Not Applicable
31..............................................  Not Applicable
32..............................................  Not Applicable
33..............................................  Not Applicable
34..............................................  Not Applicable
35..............................................  Nationwide Life Insurance Company
36..............................................  Not Applicable
37..............................................  Not Applicable

N-8B-2 ITEM                                       CAPTION IN PROSPECTUS
38..............................................  Distribution of the Policies
39..............................................  Distribution of the Policies
40..............................................  Not Applicable
41(a)...........................................  Distribution of the Policies
42..............................................  Not Applicable
43..............................................  Not Applicable
44..............................................  How the Cash Value Varies
45..............................................  Not Applicable
46..............................................  How the Cash Value Varies
47..............................................  Not Applicable
48..............................................  Custodian of Assets
49..............................................  Not Applicable
50..............................................  Not Applicable
51..............................................  Summary of the Policies;
                                                  Information About the Policies
52..............................................  Substitution of Securities
53..............................................  Taxation of the Company
54..............................................  Not Applicable
55..............................................  Not Applicable
56..............................................  Not Applicable
57..............................................  Not Applicable
58..............................................  Not Applicable
59..............................................  Financial Statements

                        NATIONWIDE LIFE INSURANCE COMPANY

           Flexible Premium Variable Universal Life Insurance Policies

             Issued by Nationwide Life Insurance Company through its
                       Nationwide VLI Separate Account-5


                   The date of this prospectus is May 1, 2002



THIS PROSPECTUS CONTAINS BASIC INFORMATION YOU SHOULD UNDERSTAND ABOUT THE POLICIES BEFORE INVESTING - THE INSURANCE POLICY IS THE LEGALLY BINDING INSTRUMENT GOVERNING THE RELATIONSHIP BETWEEN YOU AND NATIONWIDE SHOULD YOU CHOOSE TO INVEST. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.



NOT ALL BENEFITS, PROGRAMS, FEATURES AND INVESTMENT OPTIONS DESCRIBED IN THIS PROSPECTUS ARE AVAILABLE OR APPROVED FOR USE IN EVERY STATE.



The following underlying mutual funds are available under the policies:


W&R TARGET FUNDS, INC.

-     Asset Strategy Portfolio

-     Balanced Portfolio

-     Bond Portfolio

-     Core Equity Portfolio

-     Growth Portfolio

-     High Income Portfolio

-     International Portfolio

-     Limited-Term Bond Portfolio

-     Money Market Portfolio

-     Science and Technology Portfolio

-     Small Cap Portfolio

-     Value Portfolio

For general information or to obtain FREE copies of the:

- prospectus, annual report or semi-annual report for any underlying mutual fund;


-     any required Nationwide forms; or



-     Nationwide's privacy statement,


call:


                  1-866-221-1100
         TDD      1-800-238-3035


or write:


     NATIONWIDE LIFE INSURANCE COMPANY
     P.O. BOX 182449
     COLUMBUS, OHIO 43218-2449


Material incorporated by reference in this prospectus can be found on the SEC website at:
                                   WWW.SEC.GOV

THIS  POLICY:

-     IS NOT A BANK DEPOSIT
-     IS NOT FDIC INSURED
-     IS NOT INSURED OR ENDORSED BY A BANK OR ANY FEDERAL GOVERNMENT AGENCY
-     IS NOT AVAILABLE IN EVERY STATE
-     MAY GO DOWN IN VALUE

The life insurance policies offered by this prospectus are flexible premium variable universal life insurance policies (flexible premium variable adjustable life insurance policies in Puerto Rico). They provide flexibility to vary the amount and frequency of premium payments. A cash surrender value may be offered if the policy is terminated during the lifetime of the insured.

The purpose of this policy is to provide life insurance protection for the beneficiary named in the policy. No claim is made that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

The death benefit and cash value of this policy may vary to reflect the experience of the Nationwide VLI Separate Account-5 (the "variable account") or the fixed account, depending on how premium payments are invested.


DECLINING VALUES OR NEGATIVE INVESTMENT RESULTS MAY RESULT IN REDUCTIONS IN DEATH BENEFITS, CASH VALUES, AND THE LOSS OF INSURANCE COVERAGE IF ADDITIONAL PREMIUMS ARE NOT PAID.


Investors assume certain risks when investing in the policies, including the risk of losing money.

Nationwide guarantees the death benefit for as long as the policy is in force. The cash surrender value is not guaranteed. The policy will lapse if the cash surrender value is insufficient to cover policy charges.

Nationwide guarantees to keep the policy in force so long as minimum premium requirements have been met.

Benefits described in this prospectus may not be available in every jurisdiction
- refer to your policy for specific benefit information.

THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

GLOSSARY OF SPECIAL TERMS

ATTAINED AGE- The insured's age on the policy date, plus the number of full years since the policy date.

ACCUMULATION UNIT- An accounting unit of measure used to calculate the cash value of the variable account.

FIXED ACCOUNT- An investment option which is funded by the general account of Nationwide.

GENERAL ACCOUNT- All assets of Nationwide other than those of the variable account or in other separate accounts that have been or may be established by Nationwide.

MATURITY DATE- The policy anniversary on or next following the insured's 100th birthday.

MINIMUM REQUIRED DEATH BENEFIT- The lowest death benefit which will qualify the policy as life insurance under Section 7702 of the Internal Revenue Code.

NATIONWIDE- Nationwide Life Insurance Company.

NET AMOUNT AT RISK- The death benefit minus the cash value. On the monthly anniversary date, the net amount at risk is the death benefit minus the cash value prior to subtraction of the base policy cost of insurance charge.

NET PREMIUMS- The actual premiums minus the percent of premium charges. The percent of premium charges are shown on the policy data page.

SEC GUIDELINE LEVEL PREMIUM- The level annual premiums required to mature the policy under reasonable mortality and expense charges with an annual effective interest rate of 5%. It is calculated pursuant to Rule 6e-3(T) of the Investment Company Act of 1940.

SUB-ACCOUNTS- Divisions of the variable account to which underlying mutual fund shares are allocated and for which accumulation units are separately maintained.

VALUATION PERIOD- Each day the New York Stock Exchange is open.

VARIABLE ACCOUNT- Nationwide VLI Separate Account-5, a separate account of Nationwide that contains variable account allocations. The variable account is divided into sub-accounts, each of which invests in shares of a separate underlying mutual fund.

TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS.....................................

SUMMARY OF POLICY EXPENSES....................................

UNDERLYING MUTUAL FUND ANNUAL EXPENSES........................

SYNOPSIS OF THE POLICIES......................................

NATIONWIDE LIFE INSURANCE COMPANY.............................

WADDELL & REED, INC...........................................

INVESTING IN THE POLICY.......................................
     The Variable Account and Underlying Mutual Funds
     The Fixed Account

INFORMATION ABOUT THE POLICIES................................
     Minimum Requirements for Policy Issuance
     Premium Payments
     Pricing

POLICY CHARGES................................................
     Sales Load
     Tax Expense Charges
     Surrender Charge
     Monthly Cost of Insurance
     Monthly Administrative Charge
     Mortality and Expense Risk Charge
     Income Tax
     Reduction of Charges

SURRENDERING THE POLICY FOR CASH..............................
     Surrenders (Redemptions)
     Cash Surrender Value
     Partial Surrenders
     Income Tax Withholding

VARIATION IN CASH VALUE.......................................

POLICY PROVISIONS.............................................
     Policy Owner
     Beneficiary
     Changes in Existing Insurance Coverage

OPERATION OF THE POLICY.......................................
     Allocation of Net Premium and Cash Value
     How the Investment Experience is Determined
     Net Investment Factor
     Determining the Cash Value
     Transfers

RIGHT TO REVOKE...............................................

POLICY LOANS..................................................
     Taking a Policy Loan
     Effect on Investment Performance
     Loan Interest
     Effect on Death Benefit and Cash Value
     Repayment

ASSIGNMENT....................................................

POLICY OWNER SERVICES.........................................
     Dollar Cost Averaging

DEATH BENEFIT INFORMATION.....................................
     Calculation of the Death Benefit
     Changes in the Death Benefit Option
     Proceeds Payable on Death
     Incontestability
     Error in Age or Sex
     Suicide
     Maturity Proceeds


RIGHT OF CONVERSION...........................................


GRACE PERIOD AND GUARANTEED POLICY CONTINUATION PERIOD........
     Grace Period
     Guaranteed Policy Continuation Period
     Reinstatement

TAX MATTERS...................................................
     Policy Proceeds
     Withholding
     Estate and Generation-Skipping Transfer Taxes
     Non-Resident Aliens
     Taxation of Nationwide
     Tax Changes

LEGAL CONSIDERATIONS..........................................

STATE REGULATION..............................................

REPORTS TO POLICY OWNERS......................................

ADVERTISING...................................................

LEGAL PROCEEDINGS.............................................


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS......................


REGISTRATION STATEMENT........................................

DISTRIBUTION OF THE POLICIES..................................

ADDITIONAL INFORMATION ABOUT NATIONWIDE.......................

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS............

APPENDIX B: ILLUSTRATION OF SURRENDER CHARGES.................

APPENDIX C: ILLUSTRATIONS OF CASH VALUES, CASH
      SURRENDER VALUES, AND DEATH BENEFITS

APPENDIX D: PERFORMANCE SUMMARY INFORMATION...................

SUMMARY OF POLICY EXPENSES

Nationwide deducts certain charges from the policy. Charges are made for administrative and sales expenses, providing life insurance protection, and assuming the mortality and expense risks.

Nationwide deducts a sales load and a premium expense charge from premium payments. The current sales load is 0.5% of each premium payment and is guaranteed never to exceed 2.5% of each premium payment. The premium expense charge is approximately 3.5% of premiums for all states (see "Sales Load" and "Premium Expense Charge").

Nationwide deducts the following charges from the cash value of the policy:

      -     monthly cost of insurance;

      - monthly cost of any additional benefits provided by riders to the policy;

      -     monthly administrative expense charge; and

      -     monthly mortality and expense risk charge.


The mortality and expense charge is assessed monthly at the annualized rates shown in the following chart:


    VARIABLE CASH
     VALUE AMOUNT            YEARS 1 THROUGH 15     YEARS 16 AND AFTER
     ------------            ------------------     ------------------
     First $25,000                 0.60%                  0.60%
     Next $225,000                 0.30%                  0.10%
 Amount Over $250,000              0.10%                  0.10%

For policies which are surrendered during the first 9 policy years (first 14 years in Pennsylvania), Nationwide deducts a surrender charge (see "Surrender Charges").

For more information about any policy charge, see "Policy Charges" in this prospectus.

                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES
             (as a percentage of underlying mutual fund net assets,
                          after expense reimbursement)


                                                             Management       Other                      Total Underlying
                                                                Fees        Expenses     12b-1 Fees    Mutual Fund Expenses
                                                                ----        --------     ----------    --------------------
W&R Target Funds, Inc. - Asset Strategy Portfolio               0.70%         0.08%        0.25%               1.03%
W&R Target Funds, Inc. - Balanced Portfolio                     0.70%         0.05%        0.25%               1.00%
W&R Target Funds, Inc. - Bond Portfolio                         0.53%         0.05%        0.25%               0.83%
W&R Target Funds, Inc. - Core Equity Portfolio                  0.70%         0.03%        0.25%               0.98%
W&R Target Funds, Inc. - Growth Portfolio                       0.69%         0.03%        0.25%               0.97%
W&R Target Funds, Inc. - High Income Portfolio                  0.62%         0.06%        0.25%               0.93%
W&R Target Funds, Inc. - International Portfolio                0.85%         0.15%        0.25%               1.25%
W&R Target Funds, Inc. - Limited-Term Bond Portfolio            0.00%         0.13%        0.25%               0.38%
W&R Target Funds, Inc. - Money Market Portfolio                 0.40%         0.08%        0.25%               0.73%
W&R Target Funds, Inc. - Science and Technology Portfolio       0.85%         0.05%        0.25%               1.15%
W&R Target Funds, Inc. - Small Cap Portfolio                    0.85%         0.04%        0.25%               1.14%
W&R Target Funds, Inc. - Value Portfolio                        0.47%         0.12%        0.25%               0.84%


The expenses shown above are deducted by the underlying mutual fund before it provides Nationwide with the daily net asset value. Nationwide then deducts applicable variable account charges from the net asset value to calculate the unit value of the corresponding sub-account. The management fees and other expenses are more fully described in the prospectus for each underlying mutual fund. Information relating to the underlying mutual funds was provided by the underlying mutual funds and not independently verified by Nationwide.


Some underlying mutual funds are subject to fee waivers and expense reimbursements. The following chart shows what the expenses would have been for such funds without fee waivers and expense reimbursements.



                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES
             (as a percentage of underlying mutual fund net assets,
                         before expense reimbursement)



                                                           Management       Other                      Total Underlying
                                                              Fees        Expenses     12b-1 Fees    Mutual Fund Expenses
                                                              ----        --------     ----------    --------------------
W&R Target Funds, Inc. - Limited Term Bond Portfolio          0.50%         0.13%        0.25%               0.88%
W&R Target Funds, Inc. - Value Portfolio                      0.70%         0.12%        0.25%               1.07%


SYNOPSIS OF THE POLICIES

The policy offered by this prospectus provides for life insurance coverage on the insured. The death benefit and cash value of the policy may increase or decrease to reflect the performance of the investment options chosen by the policy owner (see "Death Benefit Information").

CASH SURRENDER VALUE

If the policy is terminated during the insured's lifetime, a cash surrender value may be payable under the policy. However, there is no guaranteed cash surrender value (see "Variation in Cash Value"). The policy will lapse without value if the cash surrender value falls below what is needed to cover policy charges. Nationwide will keep the policy in force during the guaranteed policy continuation period provided premium requirements are met (see "Grace Period and Guaranteed Policy Continuation Period" and "Minimum Requirements for Policy Issuance").

PREMIUMS

The minimum initial premium for which a policy may be issued is equal to three times the initial minimum monthly premium. The initial premium is shown on the policy data page. Each premium payment must be at least $50.

Additional premium payments may be made at any time while the policy is in force, subject to certain restrictions (see "Premium Payments").

TAXATION

The policies described in this prospectus meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code. Nationwide will monitor compliance with the tests provided by Section 7702 to insure the policies continue to receive this favored tax treatment (see "Tax Matters").

NONPARTICIPATING POLICIES

The policies are nonparticipating policies on which no dividends are payable. The policies do not share in the profits or surplus earnings of Nationwide.

RIDERS

A rider may be added to the policy (availability varies by state).

Riders currently include:

-     Accidental Death Benefit Rider;

-     Additional Protection Rider (not available in New York);

-     Change of Insured Rider;

-     Child Rider;

-     Long Term Care Rider;

-     Premium Waiver Rider; and

-     Maturity Extension Endorsement (not available in New York);

-     Maturity Extension for Specified Amount (not available in New York);

-     Spouse Rider; and

-     Waiver of Monthly Deductions Rider.

POLICY CANCELLATION

Policy owners may return the policy for any reason within certain time periods in accordance with applicable law and Nationwide will refund the policy value or the amount required by law. In New York, Nationwide will refund any premiums paid (see "Right to Revoke").

NATIONWIDE LIFE INSURANCE COMPANY

Nationwide is a stock life insurance company organized under the laws of the State of Ohio in March 1929 with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities and retirement products. It is admitted to do business in all states, the District of Columbia and Puerto Rico.

CUSTODIAN OF ASSETS

Nationwide serves as the custodian of the assets of the variable account.

OTHER CONTRACTS ISSUED BY NATIONWIDE


Nationwide offers a wide array of investment products, including variable annuity and variable life insurance products. Each of these products has different charges, benefit features and underlying investment options. Investors are encouraged to compare and contrast the costs and benefits of the policies against those of other investment products, especially other variable annuity and variable life insurance products offered by Nationwide and its affiliates. This process of comparison and analysis should aid in determining whether the purchase of the policy described in this prospectus is consistent with the investor's particular investment objectives, risk tolerance, investment time horizon, marital status, tax situation and other personal characteristics and needs.


WADDELL & REED, INC.

The policies are distributed by Waddell & Reed, Inc. ("Waddell & Reed"), located at 6300 Lamar Ave., Overland Park, KS 66202.

INVESTING IN THE POLICY

THE VARIABLE ACCOUNT AND UNDERLYING MUTUAL FUNDS

Nationwide VLI Separate Account-5 is a separate account that invests in the underlying mutual fund options listed in Appendix A. Nationwide established the separate account on May 21, 1998, pursuant to Ohio law. Although the separate account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the variable account.

Income, gains, and losses credited to, or charged against the variable account reflect the variable account's own investment experience and not the investment experience of Nationwide's other assets. The variable account's assets are held separately from Nationwide's assets and in general are not chargeable with liabilities incurred in any other business of Nationwide. Nationwide is obligated to pay all amounts promised to policy owners under the policies.

The variable account is divided into sub-accounts. Policy owners elect to have net premiums allocated among the sub-accounts and the fixed account at the time of application.

Nationwide uses the assets of each sub-account to buy shares of the underlying mutual funds based on policy owner instructions. A policy's investment performance depends upon the performance of the underlying mutual fund options chosen by the policy owner. Each underlying mutual fund's prospectus contains more detailed information about that fund. Prospectuses for the underlying mutual funds should be read in conjunction with this prospectus.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds. They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the underlying mutual funds may manage publicly traded mutual funds with similar names and objectives. However the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the variable account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

Changes of Investment Policy


Nationwide may materially change the investment policy of the variable account. Nationwide must inform policy owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the policy owners or if it renders Nationwide's operations hazardous to the public. If a policy owner objects, the contract owner may make an irrevocable, one time election to transfer all sub-account cash value to the fixed account. The policy owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of the change to make the transfer. Nationwide will not require evidence of insurability for this transfer.


Voting Rights

Policy owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights. Nationwide will vote policy owner shares at special shareholder meetings based on policy owner instructions. However, if the law changes allowing Nationwide to vote in its own right, it may elect to do so.

Policy owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholder's vote as soon as possible prior to the shareholder meeting. Notification will contain proxy materials, and a form to return to Nationwide with voting instructions. Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a policy owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the net asset value of that underlying mutual fund. Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the contract owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect contract owners and variable annuity payees, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.

Substitution of Securities

Nationwide may substitute, eliminate and/or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occur:

(1) shares of a current underlying mutual fund option are no longer available for investment; or

(2)   further investment in an underlying mutual fund option is inappropriate.

No substitution, elimination, and/or combination of shares may take place without the prior approval of the SEC.

THE FIXED ACCOUNT

The fixed account is an investment option that is funded by assets of Nationwide's general account. The general account contains all of Nationwide's assets other than those in this and other Nationwide separate accounts. The general account is used to support Nationwide's annuity and insurance obligations and may contain compensation for mortality and expense risks.

The general account is not subject to the same laws as the variable account and the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. However, information relating to the fixed account is subject to federal securities laws relating to the accuracy and completeness of statements made by prospectus disclosure.

Premium payments will be allocated to the fixed account at the election of the policy owner.

The investment income earned by the fixed account will be allocated to the policies at varying rate(s) set by Nationwide. Current rates are set at the beginning of each calendar quarter. The guaranteed rate for any premium payment will be effective for not less than 3 months. Nationwide guarantees that the rate will not be less than 3.0% per year.

Any interest in excess of 3.0% will be credited to fixed account allocations at Nationwide's sole discretion. The policy owner assumes the risk that interest credited to fixed account allocations may not exceed the minimum guarantee of 3.0% for any given year.

New premium payments deposited to the contract which are allocated to the fixed account may receive a different rate of interest than amounts transferred from the sub-accounts to the fixed account and amounts maturing in the fixed account.

INFORMATION ABOUT THE POLICIES

MINIMUM REQUIREMENTS FOR POLICY ISSUANCE

This policy provides life insurance coverage with the flexibility to vary the amount and frequency of premium payments. Minimum requirements for policy issuance include:

(1)   the insured must be 85 (80 in New York) or younger;

(2) Nationwide may require satisfactory evidence of insurability (including a medical exam);

(3) a minimum specified amount of $50,000 for non-preferred policies ($100,000 for non-preferred policies in Pennsylvania, New Jersey, Texas, Alabama, Indiana, Maryland, North Dakota and New York); and

(4)   $100,000 for preferred policies.

PREMIUM PAYMENTS

Each premium payment must be at least $50. The initial premium is payable in full at Nationwide's home office or to an authorized agent of Nationwide.

Upon payment of the initial premium, temporary insurance may be provided. Issuance of the continuing insurance coverage is dependent upon completion of all underwriting requirements, payment of initial premium, and delivery of the policy while the insured is still living.

Additional premium payments may be made at any time while the policy is in force, subject to the following conditions:

- Nationwide may require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk;

- during the guaranteed policy continuation period, the total premium payments, less any policy indebtedness and less any partial surrenders, must be greater than or equal to the sum of the minimum monthly premiums in order to guarantee that the policy remain in force. (The minimum monthly premiums are shown on the policy data page);

- premium payments in excess of the premium limit established by the IRS to qualify the policy as a contract for life insurance will be refunded; and

- Nationwide may require policy indebtedness be repaid prior to accepting any additional premium payments.

Additional premium payments or other changes to the policy may jeopardize the policy's non-modified endowment status. Nationwide will monitor premiums paid and other policy transactions and will notify the policy owner when non-modified endowment contract status is in jeopardy.

Nationwide will send scheduled premium payment reminder notices to policy owners according to the premium mode shown on the policy data page.

PRICING

Premiums will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

-     New Year's Day                    -     Independence Day

-     Martin Luther King, Jr. Day       -     Labor Day

-     Presidents' Day                   -     Thanksgiving

-     Good Friday                       -     Christmas

-     Memorial Day

Nationwide also will not price premiums if:

(1)   trading on the New York Stock Exchange is restricted;

(2) an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

(3) the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist. If Nationwide is closed on days when the New York Stock Exchange is open, policy value may be affected since the policy owner would not have access to their account.

POLICY CHARGES

SALES LOAD

Nationwide deducts a sales load from each premium payment received. The sales load is guaranteed never to exceed 2.5% of each premium payment. Currently, for all policy years the sales load is 0.5% of each premium payment.

The total sales load actually deducted from any policy will be equal to the sum of this front-end sales load plus any sales surrender charge.

TAX EXPENSE CHARGES

A charge equal to 3.5% is deducted from all premium payments when the premium payments are received in order to compensate Nationwide for certain administrative expenses which are incurred by Nationwide for taxes. Such taxes include premium or other taxes imposed by various state and local jurisdictions, as well as federal taxes imposed under Section 848 of the Internal Revenue Code. These tax expenses consist of two components:

(1)   a tax rate of 2.25% for state and local premium or other taxes; and

(2)   a tax rate of 1.25% for federal taxes.

The amount charged may be more or less than the amount actually assessed by the state in which a particular policy owner lives.

Nationwide does not expect to make a profit from these charges.

SURRENDER CHARGE

Nationwide deducts a surrender charge from the cash value of any policy surrendered during the first 9 years (first 14 years in Pennsylvania). The charge is deducted proportionally from the cash value in each sub-account and the fixed account.

The maximum initial surrender charge varies by issue age, sex, specified amount and underwriting classification. The surrender charge is calculated based on the initial specified amount. The following tables illustrate the maximum initial surrender charge per $1,000 of initial specified amount for policies which are issued on a standard basis (see Appendix B for specific examples).

                    INITIAL SPECIFIED AMOUNT $50,000-$99,999*

 ISSUE      MALE         FEMALE       MALE        FEMALE
  AGE    NON-TOBACCO   NON-TOBACCO  STANDARD     STANDARD
  ---    -----------   -----------  --------     --------
   25       $7.773        $7.518      $8.369      $7.818
   35       $8.817        $8.396      $9.811      $8.889
   45      $12.185       $11.390     $13.884     $12.164
   55      $15.628       $13.995     $18.410     $15.106
   65      $22.274       $19.043     $26.559     $20.607


* Specified amounts of less than $100,000 are not available in New York, New Jersey, Pennsylvania, Texas, Alabama, Indiana, Maryland or North Dakota.

                    INITIAL SPECIFIED AMOUNT $100,000 OR MORE

 ISSUE      MALE         FEMALE       MALE        FEMALE
  AGE    NON-TOBACCO   NON-TOBACCO  STANDARD     STANDARD
  ---    -----------   -----------  --------     --------
   25       $5.773        $5.518      $6.369      $5.818
   35       $6.817        $6.396      $7.811      $6.889
   45       $9.685        $8.890     $11.384      $9.664
   55      $13.128       $11.495     $15.910     $12.606
   65      $21.274       $18.043     $25.559     $19.607

The surrender charge is comprised of two components:

-     an underwriting component; and

-     sales component.

The underwriting component varies by issue age in the following manner:

                       $1,000 OF INITIAL SPECIFIED AMOUNT

  ISSUE      SPECIFIED AMOUNTS     SPECIFIED AMOUNTS
   AGE      LESS THAN $100,000*    $100,000 OR MORE
   ---      -------------------    ----------------
   0-35           $6.00                   $4.00
  36-55           $7.50                   $5.00
  56-85           $7.50                   $6.50


* Specified amounts of less than $100,000 are not available in New York, New Jersey, Pennsylvania, Texas, Alabama, Indiana, Maryland or North Dakota.


The underwriting component is designed to cover the administrative expenses associated with underwriting and issuing policies, including the costs of:

-     processing applications;

-     conducting medical exams;

-     determining insurability and the insured's underwriting class; and

-     establishing policy records.

The remainder of the surrender charge that is not attributable to the underwriting component represents the sales component. In no event will the sales component exceed 26.5% of the lesser of the SEC guideline level premium required in the first year or the premiums actually paid in the first year. The purpose of the sales component is to reimburse Nationwide for some of the expenses incurred in the distribution of the policies. Nationwide also deducts 0.5% of each premium payment for sales load and is guaranteed never to exceed 2.5% of each premium payment.

The surrender charge may be insufficient to recover certain expenses related to the sale of the policies. Unrecovered expenses are borne by Nationwide's general assets which may include profits, if any, from the mortality and expense risk charge. Additional premiums and/or income earned on assets in the variable account have no effect on these charges.

Increases in Specified Amount

Policies surrendered during the first 9 policy years (first 14 policy years in Pennsylvania) following an increase in the specified amount will incur a surrender charge associated with the increase. This surrender charge is comprised of an underwriting component and sales component. The maximum initial surrender charge associated with the increase is based on the insured's attained age at the time of the increase, the underwriting classification of the increase, the insured's sex, and the amount of the increase in specified amount. The actual initial surrender charge associated with the increase is based upon the maximum initial surrender charge and the premium received within one year of the increase in specified amount.

Increases that are caused by a change in a death benefit option that do not change the net amount at risk are not subject to a surrender charge. The surrender charge associated with the increase in the specified amount for policy years following the increase in the specified amount is calculated as a percentage of the initial surrender charge.

The following table illustrates the maximum initial surrender charge per $1,000 of specified amount increase for policies increasing coverage on a standard basis. This charge reflects both the underwriting and sales component.

 ISSUE      MALE         FEMALE       MALE        FEMALE
  AGE    NON-TOBACCO   NON-TOBACCO  STANDARD     STANDARD
  ---    -----------   -----------  --------     --------
   25        $3.464       $3.311      $3.821      $3.491
   35        $4.090       $3.837      $4.686      $4.133
   45        $5.811       $5.334      $6.830      $5.798
   55        $7.877       $6.897      $9.546      $7.563
   65       $12.764      $10.826     $15.335     $11.764
   75       $20.787      $17.389     $24.236     $18.682
   80       $27.309      $23.309     $30.707     $24.647

Reduction in Specified Amount

Decreases in specified amount requested by a policy owner will incur a proportional surrender charge. This proportion is equal to the decrease in specified amount divided by the specified amount prior to the decrease. In the case of a policy with prior increases, these fractional surrender charges will be calculated separately for the initial specified amount and each increase in specified amount. For a policy with prior increases in specified amounts, these decreases will be made on a last in first out ("LIFO") basis and therefore decrease each segment in reverse order of its effective date.

Decreases in the specified amount resulting from a partial surrender or a death benefit option change that do not change the net amount risk will not incur a proportional surrender charge.

Reductions to Surrender Charges

Surrender charges are reduced in subsequent policy years as follows:

 COMPLETED NUMBER OF     SURRENDER CHARGE AS A % OF
    POLICY YEARS          INITIAL SURRENDER CHARGES
    ------------         --------------------------
          0                         100%
          1                         100%
          2                          90%
          3                          80%
          4                          70%
          5                          60%
          6                          50%
          7                          40%
          8                          30%
     9 and after                      0%

The surrender charge is reduced by any partial surrender charge actually paid on previous decreases in specified amount.

For the initial specified amount, a completed policy year (in the chart above) is measured from the issue date. For any increase in specified amount, a completed policy year (in the chart above) is measured from the effective date of the increase.

Special guaranteed maximum surrender charges apply in Pennsylvania (see "Appendix B").

MONTHLY COST OF INSURANCE

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. This deduction is charged proportionately to the cash value in each sub-account and the fixed account.

If death benefit Option 1 or Option 3 (Option 3 is not available in New York) is in effect and there have been increases in the specified amount, then the cash value will first be considered a part of the initial specified amount. If the cash value exceeds the initial specified amount, the excess will then be considered a part of the additional increases in specified amount resulting from the increases in the order of the increases.

Monthly cost of insurance rates will not exceed those guaranteed in the policy. Guaranteed cost of insurance rates for policies issued on specified amounts less than $100,000 are based on the 1980 Commissioners' Extended Term Mortality Table, Age Last Birthday (1980 CET). Guaranteed cost of insurance rates for policies issued on specified amounts $100,000 or more are based on the 1980 Commissioners' Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). Guaranteed cost of insurance rates for policies issued on a substandard basis are based on appropriate percentage multiples of the guaranteed cost of insurance rate on a standard basis. These mortality tables are sex distinct. In addition, separate mortality tables will be used for tobacco and non-tobacco.

Mortality tables are unisex for:

-     policies issued in the State of Montana; and

- group or sponsored arrangements (including employees of Nationwide and their family members).

The rate class of an insured may affect the cost of insurance rate. Nationwide currently places insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk. In an otherwise identical policy, an insured in the standard rate class will have a lower cost of insurance than an insured in a rate class with higher mortality risks. Nationwide may also issue certain policies on a "non-medical" basis to certain categories of individuals. Due to the underwriting criteria established for policies issued on a non-medical basis, actual rates will be higher than the current cost of insurance rates being charged under policies that are medically underwritten.

MONTHLY ADMINISTRATIVE CHARGE

Nationwide deducts an administrative expense charge proportionately from the cash value in each sub-account and the fixed account on a monthly basis. This charge reimburses Nationwide for certain expenses related to the maintenance of the policies including accounting and record keeping, and periodic reporting to policy owners. Currently, this charge is $10 per month in the first year, and $5 per month in renewal years. Nationwide may, at its sole discretion, increase this charge. However, Nationwide guarantees that this charge will never exceed $10 per month in the first year and $7.50 per month in renewal years.

MORTALITY AND EXPENSE RISK CHARGE

Nationwide assumes certain risks for guaranteeing the mortality and expense charges. The mortality risk assumed under the policies is that the insured may not live as long as expected. The expense risk assumed is that the expenses incurred in issuing and administering the policies may be greater than expected. In addition, Nationwide assumes risks associated with the non-recovery of policy issuance, underwriting and other administrative expenses due to policies that lapse or are surrendered in early policy years.

Nationwide deducts the mortality and expense risk charge proportionally from the cash value in each sub-account. The mortality and expense risk charge compensates Nationwide for assuming risks associated with mortality and administrative costs. The mortality and expense risk charge is assessed on a monthly basis at the annualized rates shown in the following table:


    VARIABLE CASH              COMPLETED              COMPLETED
     VALUE AMOUNT         YEARS 1 THROUGH 15     YEARS 16 AND AFTER
     ------------         ------------------     ------------------
     First $25,000               0.60%                  0.60%
     Next $225,000               0.30%                  0.10%
     Over $250,000               0.10%                  0.10%

Policy owners receive quarterly and annual statements advising policy owners of the cancellation of accumulation units for mortality and expense risk charges.

These charges are all guaranteed. Nationwide may realize a profit from this charge.

INCOME TAX

No charge is assessed to policy owners for income taxes incurred by Nationwide as a result of the operations of the sub-accounts. However, Nationwide reserves the right to assess a charge for income taxes against the variable account if income taxes are incurred.

REDUCTION OF CHARGES

The policy is available for purchase by individuals, corporations and other groups. Nationwide may reduce or eliminate certain charges (sales load, surrender charge, monthly administrative charge, monthly cost of insurance charge, or other charges) where the size or nature of the group results in savings to Nationwide with respect to sales, underwriting, administrative or other costs. These charges may be reduced in certain group or sponsored arrangements made available by Nationwide (including employees of Nationwide and their families).

Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

-     the number of insureds; o the total premium expected to be paid;

-     total assets under management for the policy owner;

-     the nature of the relationship among individual insureds;

-     the purpose for which the policies are being purchased;

-     the expected persistency of individual policies; and

- any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policy owners which reflects differences in costs of services.

SURRENDERING THE POLICY FOR CASH

SURRENDERS (REDEMPTIONS)

Policies may be surrendered for the cash surrender value any time while the insured is living. The cancellation will be effective as of the date Nationwide receives the policy accompanied by a signed, written request for cancellation. In some cases, Nationwide may require additional documentation of a customary nature.

Nationwide is required by state law to reserve the right to postpone payment of assets in the fixed account for a period of up to 6 months from the date of the surrender request.

CASH SURRENDER VALUE

The cash surrender value increases or decreases daily to reflect the investment experience of the variable account and the daily crediting of interest in the fixed account and the policy loan account.

The cash surrender value equals the policy's cash value, next computed after the date Nationwide receives a proper written request for surrender and the policy, minus any charges, indebtedness or other deductions due on that date, which may also include a surrender charge.

PARTIAL SURRENDERS

After the policy has been in force for one year, the policy owner may request a partial surrender.

Partial surrenders are permitted if they satisfy the following requirements:

(1)   the minimum partial surrender is $200;


(2) in order to preserve the amount of coverage initially purchased, a partial surrender may not cause the total specified amount to be reduced below the specified amount indicated on the initial application;


(3) during the first 10 policy years, the maximum amount of a partial surrender cannot exceed 10% of cash surrender value as of the beginning of the policy year;

(4) beginning with the 11th policy year, the maximum amount of a partial surrender is the cash surrender value less the greater of $500 or three monthly deductions; and

(5) after the partial surrender, the policy continues to qualify as life insurance.

When a partial surrender is made, the cash value will be reduced by the amount of the partial surrender. Further, the specified amount will be reduced by the amount necessary to prevent any increase to the net amount at risk, unless the partial surrender is treated as a preferred partial surrender.

Preferred Partial Surrenders

A partial surrender is considered a preferred partial surrender if:

(1)   the surrender occurs before the 15th policy anniversary; and

(2) the surrender amount plus the amount of any previous preferred policy surrenders in that same policy year does not exceed 10% of the cash surrender value as of the beginning of the policy year.

Reduction of the Specified Amount

When a partial surrender is made, in addition to the cash value being reduced by the amount of the partial surrender, the specified amount may also be reduced (except in the case of a preferred partial surrender). The reduction to the specified amount will be made in the following order:

(1)   against the most recent increase in the specified amount;

(2) against the next most recent increases in the specified amount in succession; and

(3)   against the specified amount under the original application.

Nationwide reserves the right to deduct a fee from the partial surrender amount. The maximum fee is $25 or 5% of the partial surrender amount, whichever is less. Preferred partial surrenders are not subject to this fee. Certain partial surrenders may result in currently taxable income and tax penalties.

INCOME TAX WITHHOLDING

Federal law requires Nationwide to withhold income tax from any portion of surrender proceeds subject to tax. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of his or her request not to withhold. If a policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax. Policy owners should consult a tax adviser.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

(1)   the value each year of the life insurance protection provided;

(2)   an amount equal to any employer-paid premiums; or

(3) some or all of the amount by which the current value exceeds the employer's interest in the policy.

Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

VARIATION IN CASH VALUE

On any date during the policy year, the cash value equals the cash value on the preceding valuation period, plus any net premium applied since the previous valuation period, minus any partial surrenders, plus or minus any investment results, minus any surrender charge for decreases in specified amount, and less any policy charges.

There is no guaranteed cash value. The cash value will vary with the investment experience of the variable account and/or the daily crediting of interest in the fixed account and policy loan account depending on the allocation of cash value by the policy owner.

POLICY PROVISIONS

POLICY OWNER

While the insured is living, all rights in this policy are vested in the policy owner named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a contingent policy owner or a new policy owner while the insured is living. Any change must be in a written form satisfactory to Nationwide and received at Nationwide's home office. Once received, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before the change was received. Nationwide may require that the policy be submitted for endorsement before making a change.

If the policy owner is other than the insured, names no contingent policy owner, and dies before the insured, the policy owner's rights in the policy belong to the policy owner's estate.

BENEFICIARY

The beneficiary(ies) will be as named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a new beneficiary while the insured is living. Any change must be in a written form satisfactory to Nationwide and received at Nationwide's home office. Once received, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before the change was received.

If any beneficiary predeceases the insured, that beneficiary's interest passes to any surviving beneficiary(ies), unless otherwise provided. Multiple beneficiaries will be paid in equal shares, unless otherwise provided. If no named beneficiary survives the insured, the death proceeds will be paid to the policy owner or the policy owner's estate.

CHANGES IN EXISTING INSURANCE COVERAGE

The policy owner may request certain changes in the insurance coverage under the policy. Requests must be in writing and received by Nationwide. No change will take effect unless the cash surrender value after the change is sufficient to keep the policy in force for at least 3 months.

Specified Amount Increases

After the first policy year, the policy owner may request an increase to the specified amount. Any increase will be subject to the following conditions:

(1)   the request must be made in writing;

(2)   satisfactory evidence of insurability must be provided;

(3)   the increase must be for a minimum of $10,000;

(4) the cash surrender value is sufficient to keep the policy in force for at least 3 months; and

(5) the age at the time of increase must satisfy the same age requirements as new issues.

Any approved increase will have an effective date of the monthly anniversary date on or next following the date Nationwide approves the supplemental application. Nationwide reserves the right to limit the number of specified amount increases to one each policy year.

Specified Amount Decreases

After the first policy year, the policy owner may also request a decrease to the specified amount. Any approved decrease will be effective on the monthly anniversary date on or next following the date Nationwide receives the request. Any such decrease will reduce the insurance in the following order:

(1)   against insurance provided by the most recent increase;

(2)   against the next most recent increases successively; and

(3)   against insurance provided under the original application.

Nationwide reserves the right to limit the number of specified amount decreases to one each policy year. Nationwide will refuse a request for a decrease which would:

(1)   reduce the specified amount to less than the minimum specified amount; or

(2)   disqualify the policy as a contract for life insurance; or


(3)   result in both:

      (a)   a negative guideline single premium; and


      (b) an aggregate guideline level premium that would be negative at any time prior to the maturity of the policy.

OPERATION OF THE POLICY

ALLOCATION OF NET PREMIUM AND CASH VALUE

Nationwide allocates premium payments to sub-accounts or the fixed account, as instructed by policy owners. All percentage allocations must be in whole numbers, and must be at least 1%. The sum of allocations must equal 100%. Future premium allocations may be changed by giving written notice to Nationwide.

Premiums allocated to a sub-account on the application are allocated to the W&R Target Funds, Inc. - Money Market Portfolio during the period in which the policy owner may cancel the policy, unless a specific state requires premiums to be allocated to the fixed account. (In New York, premiums are allocated to either the W&R Target Funds, Inc. - Money Market Portfolio or the fixed account based on the policy owner's election.) At the expiration of this period, the premiums are used to purchase units of the sub-accounts which correspond to shares of the underlying mutual funds specified by the policy owner. Shares of the underlying mutual funds are purchased at net asset value, then converted into unit values for purposes of determining the policy owner's interest in the sub-account(s).

The policy owner may change the allocation of net premiums or may transfer cash value from one sub-account to another. Changes are subject to the terms and conditions imposed by each underlying mutual fund and those found in this prospectus. Net premiums allocated to the fixed account at the time of application may not be transferred from the fixed account prior to the first policy anniversary (see "Transfers").

HOW THE INVESTMENT EXPERIENCE IS DETERMINED

The accumulation unit value for a valuation period is determined by multiplying the accumulation unit value for each sub-account for the immediately preceding valuation period by the net investment factor for the sub-account for the subsequent valuation period.

NET INVESTMENT FACTOR

The net investment factor for any valuation period is determined by dividing (a) by (b) where:

(a)   is the sum of:

      (1) the net asset value per share of the underlying mutual fund held in the sub-account as of the end of the current valuation period; and

      (2) the per share amount of any dividend or income distributions made by the underlying mutual fund (if the date of the dividend or income distribution occurs during the current valuation period).

(b) is the net asset value per share of the underlying mutual fund determined as of the end of the immediately preceding valuation period.

Based on the change in the net investment factor, the value of an accumulation unit may increase or decrease. Changes in the net investment factor may not be directly proportional to changes in the net asset value of underlying mutual fund shares, because of the deduction for mortality and expense risk charge, and any charge or credit for tax reserves.

Though the number of accumulation units will not change as a result of investment experience, the value of an accumulation unit may increase or decrease from valuation period to valuation period.

DETERMINING THE CASH VALUE

The cash value is the sum of the value of all variable account accumulation units attributable to the policy plus amounts credited to the fixed account and the policy loan account. Nationwide will determine the value of the assets in a variable account at the end of each valuation period. The cash value will be determined at least monthly.

The number of accumulation units credited to each sub-account is determined by dividing the net amount allocated to the sub-account by the accumulation unit value for the sub-account for the valuation period during which the premium is received by Nationwide. In the event part or all of the cash value is surrendered or charges or deductions are made against the cash value, an appropriate number of accumulation units from the variable account and an appropriate amount from the fixed account will be deducted in the same proportion that the policy owner's interest in the variable account and the fixed account bears to the total cash value.

The cash value in the fixed account and the policy loan account is credited with interest daily at an effective annual rate which Nationwide periodically declares. The annual effective rate will never be less than 3%. (For a description of the annual effective credited rates, see "The Fixed Account" and "Policy Loans.") Upon request, Nationwide will inform the policy owner of the current applicable rates for each account.

TRANSFERS

Policy owners can transfer allocations without penalty or adjustment subject to the following conditions:

- Nationwide reserves the right to restrict transfers between the fixed account and the sub-accounts to one per policy year;

- transfers made to the fixed account may not be made in the first policy year;

- Nationwide reserves the right to restrict the amount transferred from the fixed account to 20% of that portion of the cash value attributable to the fixed account as of the end of the previous policy year (subject to state restrictions). Policy owners who have entered into Dollar Cost Averaging agreements with Nationwide may transfer under the terms of that agreement;

- Nationwide reserves the right to restrict the amount transferred to the fixed account to 20% of that portion of cash value attributable to the sub-accounts as of the close of business of the prior valuation period; and

- Nationwide reserves the right to refuse a transfer to the fixed account if the fixed account value is greater than or equal to 30% of the total policy value.

Transfer Requests

Nationwide will accept transfer requests in writing, over the telephone or via the internet. Nationwide will use reasonable procedures to confirm that instructions are genuine and will not be liable for following instructions it reasonably determined to be genuine. Nationwide may withdraw the telephone and/or internet exchange privileges upon 30 days written notice to policy owners.

Market-Timing Firms


Nationwide reserves the right to refuse or limit transfer requests (or take any other action it deems necessary) in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices that are employed by some policy owners (or third parties acting on their behalf).



If Nationwide determines that a policy owner (or a third party acting on the policy owner's behalf) is engaging in harmful short-term trading, Nationwide reserves the right to take actions to protect investors, including exercising its right to terminate the ability of specified policy owners to submit transfer requests via telephone, facsimile, or over the internet. If Nationwide exercises this right, affected policy owners would be limited to submitting transfer requests via U.S. mail. Any action taken by Nationwide pursuant to this provision will be preceded by a 30 day written notice to the affected policy owner.


RIGHT TO REVOKE

A policy owner may cancel the policy by returning it by the latest of:

-     10 days after receiving the policy;

-     45 days after signing the application; or

-     10 days after Nationwide delivers a Notice of Right of Withdrawal.

The policy can be mailed to the registered representative who sold it, or directly to Nationwide.

Returned policies are deemed void from the beginning. Nationwide will refund the amount prescribed by the state in which the policy was issued within seven days after it receives the policy. (In New York, Nationwide will refund any premiums paid.) The refunded policy value will reflect the deduction of any policy charges, unless otherwise required by law. This right varies by state.

POLICY LOANS

TAKING A POLICY LOAN

The policy owner may take a policy loan at any time using the policy as security. In states other than New York, maximum policy indebtedness is limited to cash value attributable to both fixed and policy loan accounts, and 90% of the cash value of the variable account, less any surrender charges. In New York, maximum policy indebtedness is limited to 90% of the cash value attributable to the fixed account, policy loan account, and variable account, less any surrender charges. Nationwide will not grant a loan for an amount less than $200. Policy indebtedness will be deducted from the death benefit, cash surrender value upon surrender, or the maturity proceeds.

Any request for a policy loan must be in written form. The request must be signed. Certain policy loans may result in currently taxable income and tax penalties.

A policy owner considering the use of policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the policy from lapsing. The amount of the payments necessary to prevent the policy from lapsing will increase with age.

EFFECT ON INVESTMENT PERFORMANCE

When a loan is made, an amount equal to the amount of the loan is transferred from the variable account to the policy loan account. If the assets relating to a policy are held in more than one sub-account, withdrawals from the sub-accounts will be made in proportion to the assets in each sub-account at the time of the loan. Policy loans will be transferred from the fixed account only when sufficient amounts are not available in the sub-accounts.

The amount taken out of the variable account will not be affected by the variable account's investment experience while the loan is outstanding.

LOAN INTEREST

The annual effective loan interest rate charged on policy loans is 3.9%.

On a current basis, the cash value in the policy loan account is credited with an annual effective rate of 3% during policy years 1 through 10 and an annual effective rate of 3.9% during the 11th and subsequent policy years. Nationwide may change the current interest crediting rate on the policy loans at any time at its sole discretion. However, the crediting rate is guaranteed never to be lower than 3% during policy years 1 through 10 and 3.65% during the 11th and subsequent policy years.

Nationwide retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent policy loans to an amount that would result in the transaction being treated as a loan under federal tax law if it is determined that such loans will be treated, as a result of the difference between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision. If this amount is not prescribed by such ruling, regulation, or court decision, the amount will be that which Nationwide considers more likely to result in the transaction being treated as a loan under federal tax law.

Amounts transferred to the policy loan account will earn interest daily from the date of transfer. The earned interest is transferred from the policy loan account to the variable account or the fixed account on each policy anniversary, at the time a new loan is requested, or at the time of loan repayment. The earned interest will be allocated according to the fund allocation factors in effect at the time of the transfer.

Interest is charged daily and is payable at the end of each policy year or at the time of loan repayment. Unpaid interest will be added to the existing policy indebtedness as of the due date and will be charged interest at the same rate as the rest of the indebtedness.

Whenever the total policy indebtedness exceeds the cash value less any surrender charges, and if the guaranteed policy continuation provision is not in effect, Nationwide will send a notice to the policy owner and the assignee, if any. The policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total policy indebtedness to an amount equal to the total cash value less any surrender charges plus an amount sufficient to continue the policy in force for 3 months. Alternatively, if the policy is in the guaranteed policy continuation period, a payment which will bring the guaranteed policy continuation provision into effect will be considered sufficient if such an amount is less than the premium required to bring the cash surrender value to zero and cover 3 months of deductions.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A policy loan, whether or not repaid, will have a permanent effect on the death benefit and cash value because the investment results of the variable account or the fixed account will apply only to the non-loaned portion of the cash value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the variable account or the fixed account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT

All or part of the indebtedness may be repaid at any time while the policy is in force during the insured's lifetime. Any payment intended as a premium payment, rather than a loan repayment, must be identified as such. Loan repayments will be credited to the sub-accounts and the fixed account in proportion to the policy owner's underlying mutual fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $50. Nationwide reserves the right to require that any loan repayments resulting from policy loans transferred from the fixed account must be first allocated to the fixed account.

ASSIGNMENT

While the insured is living, the policy owner may assign his or her rights in the policy. The assignment must be in writing, signed by the policy owner and received at Nationwide's home office. Prior to being received, assignments will not affect any payments made or actions taken by Nationwide. Nationwide is not responsible for any assignment not submitted, nor is Nationwide responsible for the sufficiency of any assignment. Assignments are subject to any indebtedness owed to Nationwide before being received.

POLICY OWNER SERVICES

DOLLAR COST AVERAGING

Dollar Cost Averaging is a long-term transfer program that allows you to make regular, level investments over time. It involves the automatic transfer of a specified amount from the fixed account and/or certain sub-accounts into other sub-accounts. This program is not available in the State of New York. Nationwide does not guarantee that this program will result in profit or protect policy owners from loss.

Policy owners direct Nationwide to automatically transfer specified amounts from the fixed account and the W&R Target Funds, Inc. - Money Market Portfolio.

Transfers occur monthly or on another frequency if permitted by Nationwide. Nationwide will process transfers until either the value in the originating investment option is exhausted, or the policy owner instructs Nationwide in writing to stop the transfers.

Transfers from the fixed account must be equal to or less than 1/30th of the fixed account value at the time the program is requested.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging programs. Nationwide reserves the right to assess a processing fee for this service.

DEATH BENEFIT INFORMATION

CALCULATION OF THE DEATH BENEFIT

At issue, the policy owner irrevocably elects either of the following tests qualifying the policy as life insurance under Section 7702 of the Internal Revenue Code: (1) the guideline premium/cash value corridor test; or (2) the cash value accumulation test. The cash value accumulation test is not available for policies issued for delivery in the State of New York.

While the policy is in force, the death benefit will never be less than the specified amount. The death benefit may vary with the cash value of the policy, which depends on investment performance.

In states other than New York, the policy owner may choose one of three death benefit options. In New York, only death benefit Options 1 and 2 are available.

OPTION 1. The death benefit will be the greater of the specified amount or minimum required death benefit. Under Option 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable, the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, see the illustrations in Appendix C.

OPTION 2. The death benefit will be the greater of the specified amount plus the cash value as of the date of death, or minimum required death benefit and will vary directly with the investment performance.

OPTION 3. The death benefit is the greater of the minimum required death benefit or the sum of the specified amount on the date of death and accumulated premium account which consists of all premium payments accumulated to date of death less partial surrenders accumulated to date of death. The accumulations will be calculated based on the Option 3 interest rate shown on the policy data page. In no event will the accumulated premium account be less than zero or greater than the maximum accumulated premium account shown on the policy data page.

For any death benefit option, the calculation of the minimum required death benefit is shown on the policy data page. The minimum required death benefit is the lowest death benefit which will qualify the policy as life insurance under
Section 7702 of the Internal Revenue Code. A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the then current maximum premium limitations under Section 7702 of the Internal Revenue Code where the policy owner has selected guideline premium/cash value corridor test.

CHANGES IN THE DEATH BENEFIT OPTION

After the first policy year, the policy owner may elect to change the death benefit option under the policy from either Option 1 to Option 2, or from Option 2 to Option 1. Only one change of death benefit option is permitted per policy year. The effective date of a change will be the monthly anniversary date following the date the change is approved by Nationwide.

In order for any change in the death benefit option to become effective, the cash surrender value, after a change, must be sufficient to keep the policy in force for at least three months.

Nationwide will adjust the specified amount so that the net amount at risk remains constant before and after the death benefit option change. A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the then current maximum premium limitations under Section 7702 of the Internal Revenue Code where the policy owner has selected guideline premium/cash value corridor test.

PROCEEDS PAYABLE ON DEATH

The actual death proceeds payable on the insured's death will be the death benefit as described above, less any policy indebtedness, and less any unpaid policy charges. Under certain circumstances, the death proceeds may be adjusted (see "Incontestability," "Error in Age or Sex," and "Suicide").

INCONTESTABILITY

Nationwide will not contest payment of the death proceeds based on the initial specified amount after the policy has been in force during the insured's lifetime for 2 years from the policy date. For any increase in specified amount requiring evidence of insurability, Nationwide will not contest payment of the death proceeds based on such an increase after it has been in force during the insured's lifetime for 2 years from its effective date.

ERROR IN AGE OR SEX

If the age or sex of the insured has been misstated, the death benefit and cash value will be adjusted. The cash value will be adjusted to reflect the cost of insurance charges on the correct age and sex from the policy date.

SUICIDE


If the insured dies by suicide, while sane or insane, within 2 years from the policy date, Nationwide will pay no more than the sum of the premiums paid, less any indebtedness and less any partial surrenders. If the insured dies by suicide, while sane or insane, within 2 years from the date Nationwide accepts an application for an increase in the specified amount, Nationwide will pay no more than the death benefit associated with the initial specified amount, plus the Cost of Insurance

Charges associated with the increase in specified amount.


MATURITY PROCEEDS

The maturity date is the policy anniversary on or next following the insured's 100th birthday. If the policy is still in force, maturity proceeds are payable to the policy owner on the maturity date. Maturity proceeds are equal to the amount of the policy's cash value, less any indebtedness.


RIGHT OF CONVERSION



The policy owner may, at any time within the first 24 months the policy is in effect, make an irrevocable, one time election to transfer all sub-account cash values to the fixed account. This request must be submitted in writing. The right of conversion is subject to state availability.


GRACE PERIOD AND GUARANTEED POLICY CONTINUATION PERIOD

GRACE PERIOD

If the cash surrender value on a monthly anniversary date is not sufficient to cover the current monthly deduction, and the guaranteed policy continuation provision is not in effect, a grace period will be allowed for the payment of a premium of the lesser of at least 3 times the current monthly deduction and the premium required to bring the guaranteed policy continuation provision back into effect. Nationwide will send the policy owner a notice at the start of the grace period, at the address in the application or another address specified by the policy owner, stating the amount of premium required. The grace period will end 61 days after the day the notice is mailed. If sufficient premium is not received by Nationwide by the end of the grace period, the policy will lapse without value. If death proceeds become payable during the grace period, Nationwide will pay the death proceeds.

GUARANTEED POLICY CONTINUATION PERIOD

This policy will not lapse during the guaranteed policy continuation period provided that on each monthly anniversary date (1) is greater than or equal to
(2) where:

(1) is the sum of all premiums paid to date minus any indebtedness, and minus any partial surrenders; and

(2) is the sum of minimum monthly premiums required since the policy date including the minimum monthly premium for the current monthly anniversary date.

The guaranteed policy continuation period is the lesser of 30 policy years or the number of policy years until the insured reaches attained age 65. For policies issued to ages greater than 55, the guaranteed policy continuation period is 10 policy years.

This provision is subject to state insurance restrictions. In the State of New York, the guaranteed policy continuation period is the lesser of 30 policy years or the number of policy years until the insured reaches attained age 65. For policies issued to ages greater than 62, the guaranteed policy continuation period is 3 policy years. In the State of Texas, the guaranteed policy continuation period is 9 policy years for all issue ages. In the State of Massachusetts, the guaranteed policy continuation period is 5 policy years for all issue ages.

REINSTATEMENT

If the grace period ends and the policy owner has neither paid the required premium nor surrendered the policy for its cash surrender value, the policy owner may reinstate the policy by:

(1) submitting a written request at any time within 3 years after the end of the grace period and prior to the maturity date;

(2)   providing evidence of insurability satisfactory to Nationwide;

(3) paying sufficient premium to cover all policy charges that were due and unpaid during the grace period;

(4) paying sufficient premium to keep the policy in force for 3 months from the date of reinstatement, or, if the policy is in the guaranteed policy continuation period, paying the lesser of (a) and (b) where:

      (a) is premium sufficient to keep the policy in force for 3 months from the date of reinstatement; and

      (b) is premium sufficient to bring the guaranteed policy continuation provision into effect; and

(5) paying or reinstating any indebtedness against the policy which existed at the end of the grace period.

The effective date of a reinstated policy will be the monthly anniversary date on or next following the date the application for reinstatement is approved by Nationwide. If the policy is reinstated, the cash value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the lesser of:

(1)   the cash value at the end of the grace period; or

(2) the surrender charge for the policy year in which the policy was reinstated.

Amounts allocated to underlying mutual funds at the start of the grace period will be reinstated, unless the policy owner provides otherwise.

TAX MATTERS


POLICY PROCEEDS



Section 7702 of the Internal Revenue Code provides that if certain tests are met, a policy will be treated as a life insurance policy for federal tax purposes. Nationwide will monitor compliance with these tests. The policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a policy are generally excludable from gross income of the beneficiary under Section 101 of the Internal Revenue Code. However, if the policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary's gross income.



Section 7702A of the Internal Revenue Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies").



As a general rule, distributions from a life insurance policy (other than a modified endowment contract) during the life of the insured are treated as the non-taxable return of premium, to the extent of premiums previously paid. For this purpose, dividends that are used to purchase riders are treated as distributions; dividends that are used to purchase paid-up additions or to reduce premiums are not treated as distributions. Aggregate amounts distributed in excess of aggregate premiums paid are generally treated as taxable ordinary income. A loan from a life insurance policy that is not a modified endowment contract generally is not treated as a taxable distribution. However, if the total loan is not repaid and is forgiven (such as if the life insurance policy lapses or is surrendered), then the amount of the outstanding loan balance is treated as a distribution to the policy owner and may be treated as ordinary income in whole or in part.



The Internal Revenue Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill individuals). Under these special rules, such transactions are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59 1/2, disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Internal Revenue Code. Under certain circumstances, certain distributions made under a policy on the life of a "terminally ill individual," as that term is defined in the Internal Revenue Code, are treated as death proceeds and are subject to the death benefit rules of Section 101 of the Internal Revenue Code described above.



The policies offered by this prospectus may or may not be issued as modified endowment contracts. If the policy is not issued as a modified endowment contract, Nationwide will monitor premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Internal Revenue Code. The policy owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Internal Revenue Code.



In addition to meeting the tests required under Section 7702, Section 817(h) of the Internal Revenue Code requires that the investments of separate accounts, such as the variable account, be adequately diversified. Regulations under 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. The amount will be based on the tax that would have been paid by the policy owner if the income, for the period the policy was not diversified, had been received by the policy owner.



If the failure to diversify is not corrected in this manner, the policy owner will be deemed to be the owner of the underlying securities and taxed on the earnings of his or her account.



Representatives of the IRS have suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Internal Revenue Code, Nationwide will take whatever steps are available to remain in compliance.



Nationwide will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.



A total surrender or cancellation of the policy by lapse or the maturity of the policy on its maturity date may have adverse tax consequences. If the amount received by the policy owner plus total policy indebtedness exceeds the premiums paid into the policy, then the excess generally will be treated as taxable income, regardless of whether or not the policy is a modified endowment contract.



WITHHOLDING



Distributions of income from a life insurance policy (including a modified endowment contract) are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a contract may be subject to mandatory back-up withholding (which cannot be waived). The mandatory back-up withholding rate is established by Section 3406 of the Internal Revenue Code and is applied against the income that is distributed. The mandatory backup withholding may arise if no taxpayer identification number is provided to Nationwide, or if the IRS notifies Nationwide that back-up withholding is required.



ESTATE AND GENERATION-SKIPPING TRANSFER TAXES



State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.



The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, in 2002, an estate of less than $1,000,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.



When the insured dies, the death benefit will generally be included in such insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the policy owner, such as the right to borrow on the policy, or the right to name a new beneficiary.



If the policy owner (whether or not he or she is the insured) transfers ownership of the policy to another person, such transfer may be subject to a federal gift tax. In addition, if such policy owner transfers the policy to someone two or more generations younger than the policy owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy. Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death proceeds at the death of the insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Secretary of the Treasury, Nationwide may be required to withhold a portion of the death proceeds and pay them directly to the IRS as the GSTT liability. The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the policy owner should consult with counsel and other competent advisers regarding these taxes.



NON-RESIDENT ALIENS



Pre-death distributions from modified endowment contracts to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. Nationwide is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to Nationwide sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, the NRA must obtain an individual taxpayer identification number from the IRS, and furnish that number to Nationwide prior to the distribution. If Nationwide does not have the proper proof of citizenship or residency and a proper individual taxpayer identification number prior to any distribution, Nationwide will be required to withhold 30% of the income, regardless of any treaty provision.



A pre-death distribution may not be subject to withholding where the recipient sufficiently establishes to Nationwide that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includable in the recipient's gross income for United States federal income tax purposes, any such distributions may be subject to back-up withholding at the statutory rate if no taxpayer identification number, or an incorrect taxpayer identification number, is provided.



TAXATION OF NATIONWIDE



Nationwide is taxed as a life insurance company under the Internal Revenue Code. Since the variable account is not a separate entity from Nationwide and its operations form a part of Nationwide, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the variable account are reinvested and taken into account in determining the value of accumulation units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.



Nationwide does not initially expect to incur any federal income tax liability that would be chargeable to the variable account. Based upon these expectations, no charge is currently being made against the variable account for federal income taxes. If, however, Nationwide determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the variable account.



Nationwide may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.



TAX CHANGES



The foregoing discussion, which is based on Nationwide's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice.



The Internal Revenue Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the policies. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the policy.



If the policy owner, insured, or beneficiary or other person receiving any benefit or interest in or from the policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the policy, the death proceeds, or other distributions and/or ownership of the policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.



Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.



The foregoing is a general explanation as to certain tax matters pertaining to insurance policies. It is not intended to be legal or tax advice, you should consult your independent legal, tax and/or financial adviser.


LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from premiums made on or after August 1, 1983. The policies offered by this prospectus are based upon actuarial tables which distinguish between men and women. Thus the policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

STATE REGULATION

Nationwide is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of Nationwide for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine Nationwide's contract liabilities and reserves so that the Insurance Department may certify the items are correct. Nationwide's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, Nationwide is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

REPORTS TO POLICY OWNERS

Nationwide will mail to the policy owner at the last known address of record:

- an annual statement containing: the amount of the current death benefit, cash value, cash surrender value, premiums paid, monthly charges deducted, amounts invested in the fixed account and the sub-accounts, and policy indebtedness;

- annual and semi-annual reports containing all applicable information and financial statements or their equivalent, which must be sent to the underlying mutual fund beneficial shareholders as required by the rules under the Investment Company Act of 1940 for the variable account; and

- statements of significant transactions, such as changes in specified amount, changes in death benefit options, changes in future premium allocations, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement and termination.

ADVERTISING

Nationwide is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the investment experience or financial strength of the variable account. Nationwide may advertise these ratings from time to time. In addition, Nationwide may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Nationwide or the policies. Furthermore, Nationwide may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

LEGAL PROCEEDINGS

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on Nationwide.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.


On October 29, 1998, Nationwide was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by Nationwide and the other named Nationwide affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. On June 11, 1999, Nationwide and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by Nationwide and the other named defendants. On January 25, 2002, the plaintiffs filed a motion for leave to amend their complaint to add three new named plaintiffs. On February 9, 2002, the plaintiffs filed a motion for class certification. The class has not been certified. Nationwide intends to defend this lawsuit vigorously.



On August 15, 2001, Nationwide was named in a lawsuit filed in Connecticut federal court titled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. On September 5, 2001, the plaintiffs amended their complaint to include class action allegations. The plaintiffs seek to represent a class of plan trustees who purchased variable annuities to fund qualified ERISA retirement plans. The amended complaint alleges that the retirement plans purchased variable annuity contracts from Nationwide which invested in mutual funds that were offered by separate mutual fund companies; that Nationwide was a fiduciary under ERISA and that Nationwide breached its fiduciary duty when it accepted certain fees from the mutual fund companies that purportedly were never disclosed by Nationwide; and that Nationwide violated ERISA by replacing many of the mutual funds originally included in the plaintiffs' annuities with "inferior" funds because the new funds purportedly paid more in revenue sharing. The amended complaint seeks disgourgement of fees by Nationwide and other unspecified compensatory damages. On November 15, 2001, Nationwide filed a motion to dismiss the amended complaint, which has not been decided. On December 3, 2001, the plaintiffs filed a motion for class certification. On January 15, 2002, the plaintiffs filed a response to Nationwide's motion to dismiss the amended complaint. On February 22, 2002, Nationwide filed a reply in support of its motion to dismiss. The class has not been certified. Nationwide intends to defend this lawsuit vigorously.


There can be no assurance that any such litigation will not have a material adverse effect on Nationwide in the future.


Waddell & Reed, Inc. is a party to legal proceedings incident to its normal business operations. While there can be no assurances, none of the currently pending legal proceedings are anticipated to have a materially adverse effect on the ability of Waddell & Reed, Inc. to perform the services as distributor of the contracts. Among the legal proceedings to which Waddell & Reed, Inc. is a party are the following proceedings relating to the distribution of variable annuities:

On March 19, 2002, a jury found in favor of United Investors Life Insurance Company ("UILIC") in a civil lawsuit filed by UILIC on May 4, 2000, in Alabama District Court against Waddell & Reed, Inc. and certain of its affiliated companies and assessed compensatory damages in the amount of $50 million dollars. The lawsuit primarily involved the enforceability of a letter agreement signed by UILIC and Waddell & Reed, Inc. in July of 1999 and claims by UILIC that Waddell & Reed, Inc. tortiously interfered with its business relations by recommending to certain of its customers that they exchange their UILIC variable annuities for variable annuities issued by Nationwide. Waddell & Reed, Inc. plans to contest the jury verdict through post-trial remedies and, if necessary, appeal.

UILIC has also filed a civil lawsuit against Waddell & Reed, Inc. and certain of its affiliated companies in the Superior Court of the State of California on October 10, 2001, alleging violation of California Business and Professions Code
Section 17200, et seq. in connection with the sale of variable annuities. UILIC seeks injunctive and monetary relief for alleged improper sales practices in connection with recommendations to certain customers residing in California that they exchange their UILIC variable annuities for variable annuities issued by Nationwide. Waddell & Reed, Inc. and its affiliated companies named in the lawsuit have filed a motion to dismiss the case. Waddell & Reed, Inc. intends to vigorously defend itself in this lawsuit.

On October 10, 2001, the Kansas Securities Commissioner commenced an administrative action against Waddell & Reed, Inc. alleging that the firm failed to provide sufficient instructions to its financial advisors regarding the completion of client disclosure forms. The matter is pending.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The financial statements of Nationwide VLI Separate Account-5 and Nationwide Life Insurance Company for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


REGISTRATION STATEMENT


Nationwide has filed a registration statement with the SEC under the Securities Act of 1933, as amended, for the policies discussed in this prospectus. However, the prospectus does not contain all the information included in the registration statement. The registration statement may also contain amendments and exhibits that are not included in the prospectus. The prospectus is meant to be a summary and explanation of the policy, which is the legal binding instrument for the policies. Please refer to the policy for additional information.


DISTRIBUTION OF THE POLICIES

The policies will be sold by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the National Association of Securities Dealers, Inc. ("NASD"). The policies will be distributed by the general distributor, Waddell & Reed, Inc. Waddell & Reed, Inc. was organized as a Delaware corporation in 1981.

Waddell & Reed, Inc. acts as general distributor for the following investment companies:

WADDELL & REED ADVISORS FUNDS

WADDELL & REED ADVISORS FUNDS, INC.*

-     Waddell & Reed Advisors Accumulative Fund

-     Waddell & Reed Advisors Asset Strategy Fund, Inc.

-     Waddell & Reed Advisors Bond Fund

-     Waddell & Reed Advisors Cash Management, Inc.

-     Waddell & Reed Advisors Continental Income Fund, Inc.

-     Waddell & Reed Advisors Core Investment Fund

-     Waddell & Reed Advisors Global Bond Fund, Inc.

-     Waddell & Reed Advisors Government Securities Fund, Inc.

-     Waddell & Reed Advisors High Income Fund, Inc.

-     Waddell & Reed Advisors International Growth Fund, Inc.

-     Waddell & Reed Advisors Municipal Bond Fund, Inc.

-     Waddell & Reed Advisors Municipal High Income Fund, Inc.

-     Waddell & Reed Advisors New Concepts Fund, Inc.

-     Waddell & Reed Advisors Retirement Shares, Inc.

-     Waddell & Reed Advisors Science and Technology Fund

-     Waddell & Reed Advisors Small Cap Fund, Inc.

-     Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.

-     Waddell & Reed Advisors Vanguard Fund, Inc.

-     Waddell & Reed Advisors Value Fund, Inc.


W&R FUNDS, INC.*

-     Asset Strategy Fund

-     Core Equity Fund

-     High Income Fund

-     International Growth Fund

-     Large Cap Growth Fund

-     Limited-Term Bond Fund


-     Mid Cap Growth Fund

-     Municipal Bond Fund

-     Money Market Fund

-     Science and Technology Fund

-     Small Cap Growth Fund

-     Tax-Managed Equity Fund

W&R TARGET FUNDS, INC.

-     Asset Strategy Portfolio

-     Balanced Portfolio

-     Bond Portfolio

-     Core Equity Portfolio

-     Growth Portfolio

-     High Income Portfolio

-     International Portfolio


-     Limited Term Bond Portfolio


-     Money Market Portfolio

-     Science and Technology Portfolio

-     Small Cap Portfolio

-     Value Portfolio

* Indicates series fund.

Gross first year commissions plus any expense allowance payments paid by Nationwide on the sale of these policies provided by Waddell & Reed, Inc. will not exceed 99% of the target premium plus 4% of any excess premium payments. Gross renewal commissions in years 2 through 10 paid by Nationwide will not exceed 4% of actual premium payment, and will not exceed 2% in policy years 11 and thereafter.

No underwriting commissions have been paid by Nationwide to Waddell & Reed, Inc. Waddell & Reed, Inc. Directors and Officers


The following is a list of Directors and Officers of Waddell & Reed, Inc.



Keith A. Tucker, Director and Chairman of the Board
Henry J. Hermann, Director
Robert J. Williams, Executive Vice President and National Sales Manager Thomas W. Butch, Executive Vice President and Chief Marketing Officer Daniel C. Schulte, Senior Vice President, Secretary and Chief Legal Officer Michael D. Strohm, Director, President, Chief Executive Officer, and
        Chief Financial Officer
John E. Sundeen, Jr., Senior Vice President and Treasurer



The business address of Waddell & Reed, Inc. is:
6300 Lamar Avenue
Overland Park, Kansas 66202.


ADDITIONAL INFORMATION ABOUT NATIONWIDE

The life insurance business, including annuities, is the only business in which Nationwide is engaged.

Nationwide markets its policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.

Nationwide serves as depositor for the following separate investment accounts, each of which is a registered investment company:

-        Nationwide Variable Account;

-        Nationwide Variable Account-II;

-        Nationwide Variable Account-3;

-        Nationwide Variable Account-4;

-        Nationwide Variable Account-5;

-        Nationwide Variable Account-6;


-        Nationwide Variable Account-7;


-        Nationwide Variable Account-8;

-        Nationwide Variable Account-9;

-        Nationwide Variable Account-10;


-        Nationwide Variable Account-11;


-        MFS Variable Account;

-        Nationwide Multi-Flex Variable Account;

-        Nationwide VLI Separate Account;

-        Nationwide VLI Separate Account-2;
-        Nationwide VLI Separate Account-3;
-        Nationwide VLI Separate Account-4; and

-        Nationwide VLI Separate Account-5.


Nationwide, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

Nationwide operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, Nationwide shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

Nationwide does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. Nationwide shares its home office, other facilities and equipment with Nationwide Mutual Insurance Company.

COMPANY MANAGEMENT

Nationwide and Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Property and Casualty Insurance Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide group of companies. The companies listed above have substantially common boards of directors and officers.

Nationwide Financial Services, Inc. ("NFS") is the sole shareholder of Nationwide. NFS serves as a holding company for other financial institutions. Nationwide is the sole owner of Nationwide Life and Annuity Insurance Company.


Each of the directors and officers listed below is a director or officer respectively of at least one or more of the other major insurance affiliates of the Nationwide group of companies. The business address of the directors and officers listed below is One Nationwide Plaza, Columbus, Ohio 43215.



W. G. JURGENSEN has been Chief Executive Officer of Nationwide since August 2000, Chief Executive Officer-Elect from May to August 2000 and a Director of Nationwide since May 2000. Previously, he was Executive Vice President of Bank One Corporation from 1998 to 2000. Mr. Jurgensen was Executive Vice President of First Chicago NBD Corporation and Chairman of FCC National Bank from 1996 to 1998. Mr. Jurgensen has been with Nationwide for 2 years.



JOSEPH J. GASPER has been President and Chief Operating Officer and a Director of Nationwide since April 1996. Previously, he was Executive Vice President-Property and Casualty Operations of Nationwide from April 1995 to April 1996. He was Senior Vice President-Property and Casualty Operations of Nationwide from September 1993 to April 1995. Prior to that time, Mr. Gasper held various management positions with the Nationwide companies. Mr. Gasper has been with Nationwide for 35 years.



GALEN R. BARNES has been a Director of Nationwide since May 2001. He served as President of Nationwide Insurance Enterprise from April 1996 to April 1999. He was Director and Vice Chairman of the Wausau Insurance Companies, a Nationwide affiliate, from September 1996 to December 1998; and Director, President and Chief Operating Officer from May 1993 to September 1996. Mr. Barnes was Senior Vice President of Nationwide from May 1993 to April 1996. Prior to that time, Mr. Barnes held several positions within Nationwide. Mr. Barnes has been with Nationwide for 25 years.



RICHARD D. HEADLEY has been Executive Vice President of Nationwide since July 2000. Previously, he was Executive Vice President-Chief Information Technology Officer of Nationwide from August 1999 to August 2000, and Senior Vice President-Chief Information Technology Officer of Nationwide from October 1997 to May 1999. Prior to that time, Mr. Headley was Chairman and Chief Executive Officer of Banc One Services Corporation from 1992 to October 1997. Mr. Headley has been with Nationwide for 4 years.



MICHAEL S. HELFER has been Executive Vice President-Corporate Strategy of Nationwide since August 2000. He has been a Director of Nationwide since May 2001. Prior to that time, Mr. Helfer was a partner with Wilmer, Cutler and Pickering from 1978 to October 2000. Mr. Helfer has been with Nationwide for 2 years.

DONNA A. JAMES has been Executive Vice President-Chief Administrative Officer of Nationwide since July 2000 and a Director of Nationwide since May 2001. Ms. James was Senior Vice President-Chief Human Resources Officer from May 1999 to July 2000 and Senior Vice President-Human Resources of Nationwide from December 1997 to May 1999. Previously, she was Vice President-Human Resources of Nationwide from July 1996 to December 1997. Previously, Ms. James was Vice President-Assistant to the CEO of Nationwide from March 1996 to July 1996 and Associate Vice President-Assistant to the CEO from May 1994 to March 1996. Prior to that time, Ms. James held several positions within Nationwide. Ms. James has been with Nationwide for 20 years.



MICHAEL C. KELLER has been Executive Vice President-Chief Information Officer of Nationwide since June 2001. Prior to that time, Mr. Keller was Senior Vice President of Bank One from January 1998 to June 2001, and held various management positions with IBM from July 1982 to December 1997. Mr. Keller has been with Nationwide for 1 year.



ROBERT A. OAKLEY has been Executive Vice President-Chief Financial Officer of Nationwide since April 1995 and a Director of Nationwide since May 2001. Previously, he was Senior Vice President-Chief Financial Officer of Nationwide from October 1993 to April 1995. Prior to that time, Mr. Oakley held several positions within Nationwide. Mr. Oakley has been with Nationwide for 26 years.



ROBERT J. WOODWARD, JR. has been Executive Vice President-Chief Investment Officer of Nationwide since August 1995 and a Director of Nationwide since May 2001. Previously, he was Senior Vice President-Fixed Income Investments of Nationwide from March 1991 to August 1995. Prior to that time, Mr. Woodward held several positions within Nationwide. Mr. Woodward has been with Nationwide for 37 years.



JOHN R. COOK, JR. has been Senior Vice President-Chief Communications Officer of Nationwide since May 1997. Previously, Mr. Cook was Senior Vice President-Chief Communications Officer of USAA from July 1989 to May 1997. Mr. Cook has been with Nationwide for 5 years.



DAVID A. DIAMOND has been Senior Vice President-Corporate Strategy since December 2000. Previously, he was Senior Vice President-Corporate Controller of Nationwide from August 1999 to December 2000. He was Vice President-Controller of Nationwide from October 1993 to August 1996. Prior to that time, Mr. Diamond held several positions within Nationwide. Mr. Diamond has been with Nationwide for 13 years.



PHILIP C. GATH has been Senior Vice President-Chief Actuary-Nationwide Financial since May 1998. Previously, Mr. Gath was Vice President-Product
Manager-Individual Variable Annuity from July 1997 to May 1998, and Vice President-Individual Life Actuary from August 1989 to July 1997. Prior to that time, Mr. Gath held several positions within Nationwide. Mr. Gath has been with Nationwide for 33 years.



PATRICIA R. HATLER has been Senior Vice President, General Counsel and Secretary of Nationwide since April 2000, and was Senior Vice President and General Counsel from July 1999 to April 2000. Prior to that time, she was General Counsel and Corporate Secretary of Independence Blue Cross from 1983 to July 1999. Ms. Hatler has been with Nationwide for 3 years.



DAVID K. HOLLINGSWORTH has been Senior Vice President-President Nationwide Insurance Sales since August 2001. Mr. Hollingsworth has been with Nationwide for 12 years.



DAVID R. JAHN has been Senior Vice President-Product Management since November 2000. Mr. Jahn has been with Nationwide for 30 years.



RICHARD A. KARAS has been Senior Vice President-Sales-Financial Services of Nationwide since March 1993. Previously, he was Vice President-Sales-Financial Services of Nationwide from February 1989 to March 1993. Prior to that time, Mr. Karas held several positions within Nationwide. Mr. Karas has been with Nationwide for 37 years.



GREGORY S. LASHUTKA has been Senior Vice President-Corporate Relations of Nationwide since January 2000. Prior to that time, he was Mayor of the City of Columbus (Ohio) from January 1992 to December 1999. Mr. Lashutka has been with Nationwide for 2 years.



EDWIN P. MCCAUSLAND, JR. has been Senior Vice President-Fixed Income Securities since April 1998. Prior to joining Nationwide, he was Vice President-Managing Director of Massachusetts Life Insurance Company. Mr. McCausland has been with Nationwide for 5 years.



ROBERT H. MCNAGHTEN has been Senior Vice President-Real Estate Investments since November 2001. Prior to joining Nationwide in 1987 he was Executive Vice President with Buckeye Federal Savings & Loan. Mr. McNaghten has been with Nationwide for 15 years.



MICHAEL D. MILLER has been Senior Vice President-NI Finance since May 2001. Prior to joining Nationwide in 1985 he was P/C Accounting Manager with Celina Group. Mr. Miller has been with Nationwide for 17 years.

BRIAN W. NOCCO has been Senior Vice President and Treasurer of Nationwide since April 2001. Prior to that time, he was Executive Vice President of Imperial Bank and subsidiaries from May 1998 to June 2001. He was Senior Vice President-Chief Compliance Officer with The Chubb Corporation from 1994 to 1998 and Treasurer and Vice President-Finance of Continental Bank Corporation from 1986 to 1994. From 1974 to 1986 he held management positions in several companies. Mr. Nocco has been with Nationwide for 1 year.



MARK D. PHELAN has been Senior Vice President-Technology and Operations of Nationwide since December 2000. Prior to that time, he was Executive Vice President of Check Free Corporation from October 1992 to November 1997, Sales Vice President of AT&T Corporation from February 1982 to November 1992, and Operations Manager with IBM Corporation from April 1977 to February 1982. Mr. Phelan has been with Nationwide for 2 years.



DOUGLAS C. ROBINETTE has been Senior Vice President-Claims since November 2000. Prior to joining Nationwide, he was a CPA with KPMG LLP. Mr. Robinette has been with Nationwide for 15 years.



JOHN S. SKUBIK has been Senior Vice President-Strategic Initiatives since November 2001. Prior to joining Nationwide in 2001, Mr. Skubik was an Executive Vice President with Bank One.



MARK R. THRESHER has been Senior Vice President-Finance-Nationwide Financial since May 1999. Previously, he was Vice President-Controller of Nationwide from August 1996 to May 1999. He was Vice President and Treasurer of Nationwide from June 1996 to August 1996. Prior to that time, Mr. Thresher served as a partner with KPMG LLP from July 1988 to May 1996. Mr. Thresher has been with Nationwide for 6 years.



RICHARD M. WAGGONER has been Senior Vice President-Operations since August 1999. Mr. Waggoner has been with Nationwide for 18 years.



SUSAN A. WOLKEN has been Senior Vice President-Product Management and Nationwide Financial Marketing since May 1999. Previously, she was Senior Vice President-Life Company Operations of Nationwide from June 1997 to May 1999. She was Senior Vice President-Enterprise Administration of Nationwide from July 1996 to June 1997. Prior to that time, she was Senior Vice President-Human Resources of Nationwide from April 1995 to July 1996, Vice President-Human Resources of Nationwide from September 1993 to April 1995, and Vice President-Individual Life and Health Operations from September 1993 to April 1995. Ms. Wolken has been with Nationwide for 27 years.

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS

The underlying mutual funds listed below are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.

There is no guarantee that the investment objectives will be met.

W&R TARGET FUNDS, INC.

The Fund is an open-end, diversified management company organized as a Maryland corporation on December 2, 1986. The Fund sells its shares only to the separate accounts of participating insurance companies to fund certain variable life insurance policies and variable annuity contracts. Waddell & Reed Investment Management Company is the Fund's investment advisor.

      ASSET STRATEGY PORTFOLIO

      Investment Objective: The Asset Strategy Portfolio seeks high total return over the long-term. It seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments, both in the United States and abroad.

      BALANCED PORTFOLIO

      Investment Objective: The Balanced Portfolio seeks as a primary goal, current income, with a secondary goal of long-term appreciation of capital. It invests primarily in a mix of stocks, fixed-income securities and cash, depending on market conditions.

      BOND PORTFOLIO

      Investment Objective: The Bond Portfolio seeks a reasonable return with emphasis on preservation of capital. It seeks to achieve its goal by investing primarily in domestic debt securities, usually of investment grade.

      CORE EQUITY PORTFOLIO

      Investment Objective: The Core Equity Portfolio seeks capital growth and income. It seeks to achieve its goals by investing primarily in common stocks of large U.S. and foreign companies that have the potential for capital appreciation, or are expected to resist market decline.

      GROWTH PORTFOLIO

      Investment Objective: The Growth Portfolio seeks capital growth, with a secondary goal of current income. It seeks to achieve its goal by investing primarily in common stocks, of U.S. and foreign companies.

      HIGH INCOME PORTFOLIO

      Investment Objective: The High Income Portfolio seeks as a primary goal, high current income with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are consistent with the Portfolio's goals.

      INTERNATIONAL PORTFOLIO

      Investment Objective: The International Portfolio seeks as a primary goal, long-term appreciation of capital, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of foreign companies that may have the potential for long-term growth.

      LIMITED-TERM BOND PORTFOLIO


      Investment Objective: The Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital. It seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. Government securities, with an average portfolio maturity of 2 to 5 years.


      MONEY MARKET PORTFOLIO

      Investment Objective: The Money Market Portfolio seeks current income consistent with stability of principal. It seeks to achieve it goal by investing in U.S. dollar-denominated high quality money market obligations and instruments.

      SCIENCE AND TECHNOLOGY PORTFOLIO

      Investment Objective: The Science and Technology Portfolio seeks long-term capital growth. It seeks to achieve its goals by concentrating its investments primarily in equity securities of U.S. and foreign science and technology companies.

      SMALL CAP PORTFOLIO

      Investment Objective: The Small Cap Portfolio seeks capital growth. It seeks to achieve its goal by investing primarily in common stocks of companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.

      VALUE PORTFOLIO

      Investment Objective: The Value Portfolio seeks long-term capital appreciation of capital by investing, during normal market conditions, primarily in the stocks of large U.S. and foreign companies that are undervalued relative to the true worth of the company.

APPENDIX B: ILLUSTRATION OF SURRENDER CHARGES

EXAMPLE 1: A female non-tobacco, age 45, purchases a policy with a specified amount of $50,000 and a scheduled premium of $750. She now wishes to surrender the policy during the first policy year. By using the initial surrender charge table reproduced below, (also see "Surrender Charges") the total surrender charge per thousand multiplied by the specified amount expressed in thousands equals the total surrender charge of $569.50 ($11.390 x 50 = 569.50).

EXAMPLE 2: A male non-tobacco, age 35, purchases a policy with a specified amount of $100,000 and a scheduled premium of $1,100. He now wants to surrender the policy in the sixth policy year. The total initial surrender charge is calculated using the method illustrated above (surrender charge per 1000 is 6.817 x 100 = 681.70 maximum initial surrender charge). Because the fifth policy year has been completed, the maximum initial surrender charge is reduced by multiplying it by the applicable percentage factor from the "Reductions to Surrender Charges" table below. (Also see "Reductions to Surrender Charges.") In this case, $681.70 x 60% = $409.02 which is the amount Nationwide deducts as a total surrender charge.

Maximum surrender charge per $1,000 of initial specified amount for policies issued on a standard basis:

                    INITIAL SPECIFIED AMOUNT $50,000-$99,999*

ISSUE        MALE          FEMALE        MALE       FEMALE
 AGE     NON-TOBACCO    NON-TOBACCO    STANDARD    STANDARD
 ---     -----------    -----------    --------    --------
  25        $7.773         $7.518        $8.369      $7.818
  35        $8.817         $8.396        $9.811      $8.889
  45       $12.185        $11.390       $13.884     $12.164
  55       $15.628        $13.995       $18.410     $15.106
  65       $22.274        $19.043       $26.559     $20.607


*Specified amounts of less than $100,000 are not available in New York, New Jersey, Pennsylvania, Texas, Alabama, Indiana, Maryland or North Dakota.


                    INITIAL SPECIFIED AMOUNT $100,000 OR MORE

ISSUE        MALE          FEMALE        MALE       FEMALE
 AGE     NON-TOBACCO    NON-TOBACCO    STANDARD    STANDARD
 ---     -----------    -----------    --------    --------
  25        $5.773         $5.518        $6.369      $5.818
  35        $6.817         $6.396        $7.811      $6.889
  45        $9.685         $8.890       $11.384      $9.664
  55       $13.128        $11.495       $15.910     $12.606
  65       $21.274        $18.043       $25.559     $19.607

                         REDUCTIONS TO SURRENDER CHARGES

 NUMBER OF       SURRENDER CHARGE      NUMBER OF      SURRENDER CHARGE
 COMPLETED       AS A % OF INITIAL     COMPLETED      AS A % OF INITIAL
POLICY YEARS     SURRENDER CHARGES    POLICY YEARS    SURRENDER CHARGES
------------     -----------------    ------------    -----------------
     0                 100%                5                 60%
     1                 100%                6                 50%
     2                  90%                7                 40%
     3                  80%                8                 30%
     4                  70%            9 or More              0%

The current surrender charges are the same for all states. However, in Pennsylvania the guaranteed maximum surrender charges are spread out over 14 years. The guaranteed maximum surrender charge in subsequent years in Pennsylvania is reduced in the following manner:

   NUMBER OF    SURRENDER CHARGE AS A    NUMBER OF    SURRENDER CHARGE AS A     NUMBER OF     SURRENDER CHARGE AS
   COMPLETED         % OF INITIAL        COMPLETED         % OF INITIAL         COMPLETED       A % OF INITIAL
 POLICY YEARS     SURRENDER CHARGES     POLICY YEARS    SURRENDER CHARGES     POLICY YEARS     SURRENDER CHARGES
 ------------     -----------------     ------------    -----------------     ------------     -----------------
       0                 100%                5                 60%                 10                 20%
       1                 100%                6                 50%                 11                 15%
       2                 90%                 7                 40%                 12                 10%
       3                 80%                 8                 30%                 13                 5%
       4                 70%                 9                 25%             14 or More             0%

The illustrations of current values in this prospectus are the same for Pennsylvania. However, the illustrations of guaranteed values in this prospectus do not reflect guaranteed maximum surrender charges which are spread out over 14 years. If this policy is issued in Pennsylvania, please contact Nationwide's home office for an illustration.

Nationwide has no plans to change the current surrender charges.

APPENDIX C:  ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES,
AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the policies change with investment performance. The illustrations illustrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.


The amounts shown for the cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the deduction of underlying mutual fund investment advisory fees and other expenses, which are equivalent to an annual effective rate of 0.67%. This effective rate is based on the average of the fund expenses, after expense reimbursement, for the preceding year for all underlying mutual fund options available under the policy as of December 31, 2001. Some underlying mutual funds are subject to expense reimbursements and fee waivers. Absent expense reimbursement and fee waivers, the annual effective rate would have been 1.00%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements or fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.



Taking into account the underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.00%, 5.00% and 11.00%.


The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection, recovering taxes, providing for administrative expenses, and assuming mortality and expense risks. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated.

The cash surrender values shown in the illustrations reflect the fact that Nationwide will deduct a surrender charge from the policy's cash value for any policy surrendered in full during the first nine policy years.

The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insured's age, sex, smoking classification, rating classification and premium payment requested.

                             DEATH BENEFIT OPTION 1
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                         MALE: NON-TOBACCO ISSUE: AGE 45
                                 CURRENT VALUES

                           0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                             INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
            PREMIUMS
           PAID PLUS
            INTEREST                 CASH                              CASH                             CASH
 POLICY        AT         CASH     SURRENDER    DEATH       CASH     SURRENDER    DEATH       CASH    SURRENDER     DEATH
  YEAR         5%         VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT      VALUE     VALUE      BENEFIT
    1          788         420          0      50,000        453          0      50,000         487         0      50,000
    2        1,614         881         307     50,000        976         402     50,000       1,075        501     50,000
    3        2,483       1,322         806     50,000      1,508         991     50,000       1,709      1,193     50,000
    4        3,394       1,744       1,285     50,000      2,051       1,592     50,000       2,398      1,939     50,000
    5        4,351       2,150       1,749     50,000      2,609       2,207     50,000       3,148      2,746     50,000
    6        5,357       2,540       2,196     50,000      3,182       2,837     50,000       3,967      3,623     50,000
    7        6,412       2,914       2,627     50,000      3,770       3,483     50,000       4,862      4,575     50,000
    8        7,520       3,271       3,041     50,000      4,374       4,144     50,000       5,840      5,611     50,000
    9        8,683       3,611       3,439     50,000      4,994       4,822     50,000       6,911      6,739     50,000
   10        9,905       3,933       3,933     50,000      5,631       5,631     50,000       8,085      8,085     50,000
   11       11,188       4,238       4,238     50,000      6,285       6,285     50,000       9,373      9,373     50,000
   12       12,535       4,525       4,525     50,000      6,956       6,956     50,000      10,787     10,787     50,000
   13       13,949       4,793       4,793     50,000      7,646       7,646     50,000      12,341     12,341     50,000
   14       15,434       5,042       5,042     50,000      8,355       8,355     50,000      14,053     14,053     50,000
   15       16,993       5,271       5,271     50,000      9,083       9,083     50,000      15,938     15,938     50,000
   16       18,630       5,481       5,481     50,000      9,831       9,831     50,000      18,018     18,018     50,000
   17       20,349       5,641       5,641     50,000     10,575      10,575     50,000      20,295     20,295     50,000
   18       22,154       5,750       5,750     50,000     11,311      11,311     50,000      22,793     22,793     50,000
   19       24,049       5,807       5,807     50,000     12,042      12,042     50,000      25,544     25,544     50,000
   20       26,039       5,819       5,819     50,000     12,774      12,774     50,000      28,599     28,599     50,000
   21       28,129       5,770       5,770     50,000     13,495      13,495     50,000      31,996     31,996     50,000
   22       30,323       5,654       5,654     50,000     14,201      14,201     50,000      35,787     35,787     50,000
   23       32,626       5,462       5,462     50,000     14,886      14,886     50,000      40,030     40,030     50,000
   24       35,045       5,185       5,185     50,000     15,546      15,546     50,000      44,787     44,787     52,401
   25       37,585       4,812       4,812     50,000     16,173      16,173     50,000      50,047     50,047     58,054
   26       40,252       4,333       4,333     50,000     16,762      16,762     50,000      55,847     55,847     64,224
   27       43,052       3,736       3,736     50,000     17,306      17,306     50,000      62,258     62,258     70,351
   28       45,992       3,006       3,006     50,000     17,798      17,798     50,000      69,352     69,352     76,980
   29       49,079       2,124       2,124     50,000     18,228      18,228     50,000      77,209     77,209     84,158
   30       52,321       1,067       1,067     50,000     18,582      18,582     50,000      85,923     85,923     91,938

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                         MALE: NON-TOBACCO ISSUE: AGE 45
                                GUARANTEED VALUES

                            0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                              INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
            PREMIUMS
           PAID PLUS
            INTEREST                 CASH                              CASH                             CASH
 POLICY        AT         CASH     SURRENDER   DEATH       CASH     SURRENDER    DEATH       CASH    SURRENDER     DEATH
  YEAR         5%         VALUE      VALUE    BENEFIT      VALUE      VALUE     BENEFIT      VALUE     VALUE      BENEFIT
    1          788         354           0    50,000         385           0    50,000         416          0     50,000
    2        1,614         716         143    50,000         801         227    50,000         889        316     50,000
    3        2,483       1,055         539    50,000       1,217         701    50,000       1,394        877     50,000
    4        3,394       1,370         911    50,000       1,633       1,174    50,000       1,930      1,471     50,000
    5        4,351       1,659       1,258    50,000       2,045       1,643    50,000       2,502      2,100     50,000
    6        5,357       1,920       1,576    50,000       2,452       2,108    50,000       3,109      2,765     50,000
    7        6,412       2,149       1,863    50,000       2,850       2,563    50,000       3,753      3,466     50,000
    8        7,520       2,344       2,114    50,000       3,235       3,005    50,000       4,434      4,205     50,000
    9        8,683       2,498       2,326    50,000       3,600       3,428    50,000       5,152      4,980     50,000
   10        9,905       2,608       2,608    50,000       3,942       3,942    50,000       5,908      5,908     50,000
   11       11,188       2,671       2,671    50,000       4,255       4,255    50,000       6,704      6,704     50,000
   12       12,535       2,682       2,682    50,000       4,534       4,534    50,000       7,540      7,540     50,000
   13       13,949       2,637       2,637    50,000       4,774       4,774    50,000       8,421      8,421     50,000
   14       15,434       2,532       2,532    50,000       4,968       4,968    50,000       9,348      9,348     50,000
   15       16,993       2,358       2,358    50,000       5,105       5,105    50,000      10,323     10,323     50,000
   16       18,630       2,107       2,107    50,000       5,176       5,176    50,000      11,347     11,347     50,000
   17       20,349       1,768       1,768    50,000       5,168       5,168    50,000      12,423     12,423     50,000
   18       22,154       1,327       1,327    50,000       5,062       5,062    50,000      13,549     13,549     50,000
   19       24,049         768         768    50,000       4,839       4,839    50,000      14,727     14,727     50,000
   20       26,039          72          72    50,000       4,477       4,477    50,000      15,959     15,959     50,000
   21       28,129          (*)         (*)       (*)      3,952       3,952    50,000      17,250     17,250     50,000
   22       30,323          (*)         (*)       (*)      3,236       3,236    50,000      18,608     18,608     50,000
   23       32,626          (*)         (*)       (*)      2,300       2,300    50,000      20,043     20,043     50,000
   24       35,045          (*)         (*)       (*)      1,102       1,102    50,000      21,567     21,567     50,000
   25       37,585          (*)         (*)       (*)         (*)         (*)       (*)     23,193     23,193     50,000
   26       40,252          (*)         (*)       (*)         (*)         (*)       (*)     24,937     24,937     50,000
   27       43,052          (*)         (*)       (*)         (*)         (*)       (*)     26,821     26,821     50,000
   28       45,992          (*)         (*)       (*)         (*)         (*)       (*)     28,875     28,875     50,000
   29       49,079          (*)         (*)       (*)         (*)         (*)       (*)     31,138     31,138     50,000
   30       52,321          (*)         (*)       (*)         (*)         (*)       (*)     33,669     33,669     50,000

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                         MALE: NON-TOBACCO ISSUE: AGE 45
                                 CURRENT VALUES

                           0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                             INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
          PAID PLUS
           INTEREST                 CASH                              CASH                             CASH
 POLICY       AT         CASH     SURRENDER    DEATH       CASH     SURRENDER    DEATH       CASH    SURRENDER     DEATH
  YEAR        5%         VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT      VALUE     VALUE      BENEFIT
    1         788         418           0     50,418         451           0     50,451         485          0     50,485
    2       1,614         875         302     50,875         969         396     50,969       1,068        494     51,068
    3       2,483       1,310         794     51,310       1,494         978     51,494       1,694      1,178     51,694
    4       3,394       1,725       1,266     51,725       2,028       1,569     52,028       2,370      1,911     52,370
    5       4,351       2,121       1,719     52,121       2,572       2,170     52,572       3,103      2,701     53,103
    6       5,357       2,498       2,154     52,498       3,127       2,783     53,127       3,897      3,553     53,897
    7       6,412       2,857       2,570     52,857       3,693       3,406     53,693       4,759      4,472     54,759
    8       7,520       3,197       2,967     53,197       4,270       4,040     54,270       5,695      5,466     55,695
    9       8,683       3,516       3,344     53,516       4,857       4,684     54,857       6,712      6,540     56,712
   10       9,905       3,816       3,816     53,816       5,453       5,453     55,453       7,816      7,816     57,816
   11      11,188       4,095       4,095     54,095       6,059       6,059     56,059       9,017      9,017     59,017
   12      12,535       4,353       4,353     54,353       6,674       6,674     56,674      10,322     10,322     60,322
   13      13,949       4,589       4,589     54,589       7,297       7,297     57,297      11,743     11,743     61,743
   14      15,434       4,803       4,803     54,803       7,928       7,928     57,928      13,288     13,288     63,288
   15      16,993       4,994       4,994     54,994       8,566       8,566     58,566      14,972     14,972     64,972
   16      18,630       5,161       5,161     55,161       9,210       9,210     59,210      16,805     16,805     66,805
   17      20,349       5,273       5,273     55,273       9,828       9,828     59,828      18,770     18,770     68,770
   18      22,154       5,325       5,325     55,325      10,412      10,412     60,412      20,873     20,873     70,873
   19      24,049       5,319       5,319     55,319      10,963      10,963     60,963      23,132     23,132     73,132
   20      26,039       5,262       5,262     55,262      11,484      11,484     61,484      25,566     25,566     75,566
   21      28,129       5,136       5,136     55,136      11,957      11,957     61,957      28,188     28,188     78,188
   22      30,323       4,936       4,936     54,936      12,371      12,371     62,371      31,010     31,010     81,010
   23      32,626       4,654       4,654     54,654      12,714      12,714     62,714      34,046     34,046     84,046
   24      35,045       4,281       4,281     54,281      12,975      12,975     62,975      37,307     37,307     87,307
   25      37,585       3,809       3,809     53,809      13,139      13,139     63,139      40,809     40,809     90,809
   26      40,252       3,230       3,230     53,230      13,191      13,191     63,191      44,565     44,565     94,565
   27      43,052       2,535       2,535     52,535      13,117      13,117     63,117      48,594     48,594     98,594
   28      45,992       1,716       1,716     51,716      12,900      12,900     62,900      52,912     52,912    102,912
   29      49,079         760         760     50,760      12,519      12,519     62,519      57,537     57,537    107,537
   30      52,321          (*)         (*)    49,654      11,951      11,951     61,951      62,483     62,483    112,483

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                         MALE: NON-TOBACCO ISSUE: AGE 45
                                GUARANTEED VALUES

                           0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                             INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
          PAID PLUS
           INTEREST                 CASH                                 CASH                              CASH
 POLICY       AT        CASH      SURRENDER     DEATH       CASH       SURRENDER     DEATH       CASH     SURRENDER    DEATH
  YEAR        5%        VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT      VALUE      VALUE     BENEFIT
   1          788         352          0       50,352         382           0       50,382         413          0     50,413
   2        1,614         710        136       50,710         793         220       50,793         881        307     50,881
   3        2,483       1,042        526       51,042       1,202         686       51,202       1,376        860     51,376
   4        3,394       1,349        890       51,349       1,606       1,147       51,606       1,899      1,440     51,899
   5        4,351       1,626      1,225       51,626       2,004       1,602       52,004       2,451      2,049     52,451
   6        5,357       1,874      1,529       51,874       2,392       2,047       52,392       3,031      2,687     53,031
   7        6,412       2,086      1,799       52,086       2,764       2,478       52,764       3,638      3,351     53,638
   8        7,520       2,261      2,031       52,261       3,117       2,888       53,117       4,269      4,040     54,269
   9        8,683       2,392      2,220       52,392       3,444       3,272       53,444       4,923      4,751     54,923
  10        9,905       2,476      2,476       52,476       3,738       3,738       53,738       5,595      5,595     55,595
  11       11,188       2,508      2,508       52,508       3,993       3,993       53,993       6,283      6,283     56,283
  12       12,535       2,486      2,486       52,486       4,202       4,202       54,202       6,983      6,983     56,983
  13       13,949       2,406      2,406       52,406       4,361       4,361       54,361       7,692      7,692     57,692
  14       15,434       2,262      2,262       52,262       4,460       4,460       54,460       8,406      8,406     58,406
  15       16,993       2,048      2,048       52,048       4,489       4,489       54,489       9,116      9,116     59,116
  16       18,630       1,756      1,756       51,756       4,434       4,434       54,434       9,812      9,812     59,812
  17       20,349       1,379      1,379       51,379       4,285       4,285       54,285      10,482     10,482     60,482
  18       22,154         903        903       50,903       4,021       4,021       54,021      11,111     11,111     61,111
  19       24,049         316        316       50,316       3,623       3,623       53,623      11,677     11,677     61,677
  20       26,039          (*)        (*)          (*)      3,072       3,072       53,072      12,161     12,161     62,161
  21       28,129          (*)        (*)          (*)      2,347       2,347       52,347      12,541     12,541     62,541
  22       30,323          (*)        (*)          (*)      1,429       1,429       51,429      12,792     12,792     62,792
  23       32,626          (*)        (*)          (*)        296         296       50,296      12,889     12,889     62,889
  24       35,045          (*)        (*)          (*)         (*)         (*)          (*)     12,800     12,800     62,800
  25       37,585          (*)        (*)          (*)         (*)         (*)          (*)     12,484     12,484     62,484
  26       40,252          (*)        (*)          (*)         (*)         (*)          (*)     11,888     11,888     61,888
  27       43,052          (*)        (*)          (*)         (*)         (*)          (*)     10,947     10,947     60,947
  28       45,992          (*)        (*)          (*)         (*)         (*)          (*)      9,580      9,580     59,580
  29       49,079          (*)        (*)          (*)         (*)         (*)          (*)      7,699      7,699     57,699
  30       52,321          (*)        (*)          (*)         (*)         (*)          (*)      5,210      5,210     55,210

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.


(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                 $1,200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                         MALE: NON-TOBACCO ISSUE: AGE 55
                                 CURRENT VALUES

                               0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                                 INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
          PAID PLUS
           INTEREST                  CASH                            CASH                             CASH
 POLICY       AT        CASH      SURRENDER   DEATH       CASH     SURRENDER    DEATH      CASH     SURRENDER     DEATH
  YEAR        5%        VALUE       VALUE    BENEFIT      VALUE      VALUE     BENEFIT     VALUE      VALUE      BENEFIT
    1       1,260         613           0    50,000         664           0    50,000         716        23      50,000
    2       2,583       1,240         547    50,000       1,383         690    50,000       1,533        840     50,000
    3       3,972       1,840       1,217    50,000       2,116       1,493    50,000       2,417      1,793     50,000
    4       5,431       2,429       1,875    50,000       2,881       2,326    50,000       3,393      2,838     50,000
    5       6,962       3,006       2,521    50,000       3,677       3,192    50,000       4,471      3,986     50,000
    6       8,570       3,571       3,155    50,000       4,509       4,093    50,000       5,662      5,247     50,000
    7      10,259       4,125       3,779    50,000       5,377       5,030    50,000       6,981      6,635     50,000
    8      12,032       4,667       4,390    50,000       6,283       6,006    50,000       8,442      8,164     50,000
    9      13,893       5,199       4,991    50,000       7,231       7,023    50,000      10,060      9,852     50,000
   10      15,848       5,719       5,719    50,000       8,222       8,222    50,000      11,856     11,856     50,000
   11      17,901       6,228       6,228    50,000       9,258       9,258    50,000      13,850     13,850     50,000
   12      20,056       6,641       6,641    50,000      10,263      10,263    50,000      15,991     15,991     50,000
   13      22,318       6,969       6,969    50,000      11,246      11,246    50,000      18,315     18,315     50,000
   14      24,694       7,222       7,222    50,000      12,219      12,219    50,000      20,860     20,860     50,000
   15      27,189       7,395       7,395    50,000      13,179      13,179    50,000      23,658     23,658     50,000
   16      29,808       7,437       7,437    50,000      14,083      14,083    50,000      26,723     26,723     50,000
   17      32,559       7,350       7,350    50,000      14,937      14,937    50,000      30,124     30,124     50,000
   18      35,447       7,116       7,116    50,000      15,728      15,728    50,000      33,922     33,922     50,000
   19      38,479       6,733       6,733    50,000      16,459      16,459    50,000      38,202     38,202     50,000
   20      41,663       6,205       6,205    50,000      17,137      17,137    50,000      43,065     43,065     50,000
   21      45,006       5,501       5,501    50,000      17,744      17,744    50,000      48,627     48,627     51,058
   22      48,517       4,591       4,591    50,000      18,264      18,264    50,000      54,832     54,832     57,573
   23      52,202       3,440       3,440    50,000      18,678      18,678    50,000      61,676     61,676     64,759
   24      56,073       2,006       2,006    50,000      18,964      18,964    50,000      69,221     69,221     72,682
   25      60,136         239         239    50,000      19,097      19,097    50,000      77,536     77,536     81,413
   26      64,403          (*)         (*)       (*)     19,055      19,055    50,000      86,695     86,695     91,029
   27      68,883          (*)         (*)       (*)     18,802      18,802    50,000      96,777     96,777    101,615
   28      73,587          (*)         (*)       (*)     18,295      18,295    50,000     107,869    107,869    113,262
   29      78,527          (*)         (*)       (*)     17,474      17,474    50,000     120,063    120,063    126,067
   30      83,713          (*)         (*)       (*)     16,254      16,254    50,000     133,460    133,460    140,133

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.


(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                 $1,200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                         MALE: NON-TOBACCO ISSUE: AGE 55
                                GUARANTEED VALUES

                           0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                             INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
          PAID PLUS
           INTEREST                CASH                               CASH                              CASH
 POLICY       AT        CASH     SURRENDER    DEATH       CASH      SURRENDER    DEATH       CASH     SURRENDER    DEATH
  YEAR        5%        VALUE      VALUE     BENEFIT      VALUE       VALUE     BENEFIT      VALUE      VALUE     BENEFIT
    1       1,260         467          0     50,000         513          0      50,000         560         0      50,000
    2       2,583         908         215    50,000       1,030         337     50,000       1,159        466     50,000
    3       3,972       1,291         667    50,000       1,518         894     50,000       1,767      1,143     50,000
    4       5,431       1,610       1,056    50,000       1,970       1,415     50,000       2,381      1,827     50,000
    5       6,962       1,859       1,374    50,000       2,376       1,891     50,000       2,995      2,510     50,000
    6       8,570       2,031       1,615    50,000       2,728       2,312     50,000       3,602      3,187     50,000
    7      10,259       2,116       1,770    50,000       3,014       2,668     50,000       4,195      3,849     50,000
    8      12,032       2,102       1,825    50,000       3,217       2,940     50,000       4,761      4,484     50,000
    9      13,893       1,975       1,767    50,000       3,320       3,112     50,000       5,285      5,077     50,000
   10      15,848       1,720       1,720    50,000       3,303       3,303     50,000       5,751      5,751     50,000
   11      17,901       1,322       1,322    50,000       3,145       3,145     50,000       6,144      6,144     50,000
   12      20,056         764         764    50,000       2,823       2,823     50,000       6,443      6,443     50,000
   13      22,318          29          29    50,000       2,310       2,310     50,000       6,628      6,628     50,000
   14      24,694          (*)         (*)       (*)      1,572       1,572     50,000       6,668      6,668     50,000
   15      27,189          (*)         (*)       (*)        564         564     50,000       6,525      6,525     50,000
   16      29,808          (*)         (*)       (*)         (*)         (*)        (*)      6,142      6,142     50,000
   17      32,559          (*)         (*)       (*)         (*)         (*)        (*)      5,447      5,447     50,000
   18      35,447          (*)         (*)       (*)         (*)         (*)        (*)      4,338      4,338     50,000
   19      38,479          (*)         (*)       (*)         (*)         (*)        (*)      2,687      2,687     50,000
   20      41,663          (*)         (*)       (*)         (*)         (*)        (*)        333        333     50,000
   21      45,006          (*)         (*)       (*)         (*)         (*)        (*)         (*)        (*)        (*)
   22      48,517          (*)         (*)       (*)         (*)         (*)        (*)         (*)        (*)        (*)
   23      52,202          (*)         (*)       (*)         (*)         (*)        (*)         (*)        (*)        (*)
   24      56,073          (*)         (*)       (*)         (*)         (*)        (*)         (*)        (*)        (*)
   25      60,136          (*)         (*)       (*)         (*)         (*)        (*)         (*)        (*)        (*)
   26      64,403          (*)         (*)       (*)         (*)         (*)        (*)         (*)        (*)        (*)
   27      68,883          (*)         (*)       (*)         (*)         (*)        (*)         (*)        (*)        (*)
   28      73,587          (*)         (*)       (*)         (*)         (*)        (*)         (*)        (*)        (*)
   29      78,527          (*)         (*)       (*)         (*)         (*)        (*)         (*)        (*)        (*)
   30      83,713          (*)         (*)       (*)         (*)         (*)        (*)         (*)        (*)        (*)

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.


(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                 $1,200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                         MALE: NON-TOBACCO ISSUE: AGE 55
                                 CURRENT VALUES

                               0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                                 INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
          PAID PLUS
           INTEREST                 CASH                              CASH                              CASH
 POLICY       AT         CASH     SURRENDER    DEATH       CASH     SURRENDER    DEATH       CASH     SURRENDER   DEATH
  YEAR        5%         VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT
    1       1,260         606          0      50,606         657          0     50,657         708        15      50,708
    2       2,583       1,219         526     51,219       1,360         667    51,360       1,507        814     51,507
    3       3,972       1,800       1,176     51,800       2,069       1,445    52,069       2,363      1,739     52,363
    4       5,431       2,362       1,808     52,362       2,801       2,246    52,801       3,298      2,743     53,298
    5       6,962       2,908       2,423     52,908       3,555       3,070    53,555       4,319      3,833     54,319
    6       8,570       3,436       3,020     53,436       4,333       3,917    54,333       5,435      5,019     55,435
    7      10,259       3,947       3,600     53,947       5,135       4,788    55,135       6,656      6,309     56,656
    8      12,032       4,440       4,163     54,440       5,962       5,685    55,962       7,992      7,714     57,992
    9      13,893       4,917       4,709     54,917       6,816       6,608    56,816       9,455      9,247     59,455
   10      15,848       5,376       5,376     55,376       7,697       7,697    57,697      11,057     11,057     61,057
   11      17,901       5,819       5,819     55,819       8,606       8,606    58,606      12,813     12,813     62,813
   12      20,056       6,146       6,146     56,146       9,442       9,442    59,442      14,634     14,634     64,634
   13      22,318       6,370       6,370     56,370      10,214      10,214    60,214      16,536     16,536     66,536
   14      24,694       6,504       6,504     56,504      10,929      10,929    60,929      18,541     18,541     68,541
   15      27,189       6,540       6,540     56,540      11,577      11,577    61,577      20,650     20,650     70,650
   16      29,808       6,421       6,421     56,421      12,092      12,092    62,092      22,809     22,809     72,809
   17      32,559       6,150       6,150     56,150      12,472      12,472    62,472      25,026     25,026     75,026
   18      35,447       5,713       5,713     55,713      12,692      12,692    62,692      27,297     27,297     77,297
   19      38,479       5,113       5,113     55,113      12,747      12,747    62,747      29,632     29,632     79,632
   20      41,663       4,363       4,363     54,363      12,639      12,639    62,639      32,049     32,049     82,049
   21      45,006       3,437       3,437     53,437      12,332      12,332    62,332      34,525     34,525     84,525
   22      48,517       2,315       2,315     52,315      11,796      11,796    61,796      37,045     37,045     87,045
   23      52,202         978         978     50,978      10,995      10,995    60,995      39,587     39,587     89,587
   24      56,073          (*)         (*)        (*)      9,893       9,893    59,893      42,129     42,129     92,129
   25      60,136          (*)         (*)        (*)      8,452       8,452    58,452      44,642     44,642     94,642
   26      64,403          (*)         (*)        (*)      6,643       6,643    56,643      47,112     47,112     97,112
   27      68,883          (*)         (*)        (*)      4,428       4,428    54,428      49,509     49,509     99,509
   28      73,587          (*)         (*)        (*)      1,766       1,766    51,766      51,802     51,802    101,802
   29      78,527          (*)         (*)        (*)         (*)         (*)       (*)     53,945     53,945    103,945
   30      83,713          (*)         (*)        (*)         (*)         (*)       (*)     55,881     55,881    105,881

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.


(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                 $1,200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                         MALE: NON-TOBACCO ISSUE: AGE 55
                                GUARANTEED VALUES

                           0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                             INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
          PAID PLUS
           INTEREST                 CASH                               CASH                              CASH
 POLICY       AT        CASH      SURRENDER    DEATH       CASH      SURRENDER    DEATH       CASH     SURRENDER     DEATH
  YEAR        5%        VALUE       VALUE     BENEFIT      VALUE       VALUE     BENEFIT      VALUE      VALUE      BENEFIT
    1       1,260         458          0      50,458         504          0      50,504         550         0       50,550
    2       2,583         885         192     50,885       1,004         311     51,004       1,130        437      51,130
    3       3,972       1,246         622     51,246       1,466         842     51,466       1,707      1,083      51,707
    4       5,431       1,537         983     51,537       1,881       1,327     51,881       2,275      1,721      52,275
    5       6,962       1,751       1,266     51,751       2,239       1,754     52,239       2,823      2,338      52,823
    6       8,570       1,880       1,464     51,880       2,529       2,113     52,529       3,342      2,926      53,342
    7      10,259       1,917       1,571     51,917       2,738       2,392     52,738       3,817      3,471      53,817
    8      12,032       1,849       1,572     51,849       2,848       2,571     52,848       4,230      3,953      54,230
    9      13,893       1,663       1,456     51,663       2,841       2,633     52,841       4,559      4,351      54,559
   10      15,848       1,349       1,349     51,349       2,697       2,697     52,697       4,781      4,781      54,781
   11      17,901         894         894     50,894       2,398       2,398     52,398       4,872      4,872      54,872
   12      20,056         290         290     50,290       1,923       1,923     51,923       4,804      4,804      54,804
   13      22,318          (*)         (*)        (*)      1,253       1,253     51,253       4,551      4,551      54,551
   14      24,694          (*)         (*)        (*)        364         364     50,364       4,075      4,075      54,075
   15      27,189          (*)         (*)        (*)         (*)         (*)        (*)      3,333      3,333      53,333
   16      29,808          (*)         (*)        (*)         (*)         (*)        (*)      2,267      2,267      52,267
   17      32,559          (*)         (*)        (*)         (*)         (*)        (*)        808        808      50,808
   18      35,447          (*)         (*)        (*)         (*)         (*)        (*)         (*)        (*)         (*)
   19      38,479          (*)         (*)        (*)         (*)         (*)        (*)         (*)        (*)         (*)
   20      41,663          (*)         (*)        (*)         (*)         (*)        (*)         (*)        (*)         (*)
   21      45,006          (*)         (*)        (*)         (*)         (*)        (*)         (*)        (*)         (*)
   22      48,517          (*)         (*)        (*)         (*)         (*)        (*)         (*)        (*)         (*)
   23      52,202          (*)         (*)        (*)         (*)         (*)        (*)         (*)        (*)         (*)
   24      56,073          (*)         (*)        (*)         (*)         (*)        (*)         (*)        (*)         (*)
   25      60,136          (*)         (*)        (*)         (*)         (*)        (*)         (*)        (*)         (*)
   26      64,403          (*)         (*)        (*)         (*)         (*)        (*)         (*)        (*)         (*)
   27      68,883          (*)         (*)        (*)         (*)         (*)        (*)         (*)        (*)         (*)
   28      73,587          (*)         (*)        (*)         (*)         (*)        (*)         (*)        (*)         (*)
   29      78,527          (*)         (*)        (*)         (*)         (*)        (*)         (*)        (*)         (*)
   30      83,713          (*)         (*)        (*)         (*)         (*)        (*)         (*)        (*)         (*)

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.


(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                 $1500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                         MALE: NON-TOBACCO ISSUE: AGE 45
                                 CURRENT VALUES

                               0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                                 INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
          PAID PLUS
           INTEREST                  CASH                               CASH                              CASH
 POLICY       AT        CASH      SURRENDER    DEATH        CASH      SURRENDER    DEATH        CASH     SURRENDER     DEATH
  YEAR        5%        VALUE       VALUE     BENEFIT       VALUE       VALUE     BENEFIT       VALUE      VALUE      BENEFIT
    1      1,575          960         62      100,000       1,030         133     100,000       1,101        204      100,000
    2      3,229        1,951       1,054     100,000       2,154       1,256     100,000       2,365      1,468      100,000
    3      4,965        2,914       2,106     100,000       3,313       2,505     100,000       3,746      2,938      100,000
    4      6,788        3,847       3,129     100,000       4,509       3,791     100,000       5,256      4,538      100,000
    5      8,703        4,751       4,123     100,000       5,743       5,114     100,000       6,907      6,279      100,000
    6     10,713        5,626       5,088     100,000       7,016       6,478     100,000       8,716      8,177      100,000
    7     12,824        6,471       6,022     100,000       8,331       7,882     100,000      10,698     10,249      100,000
    8     15,040        7,286       6,927     100,000       9,688       9,329     100,000      12,872     12,513      100,000
    9     17,367        8,071       7,802     100,000      11,089      10,820     100,000      15,260     14,991      100,000
   10     19,810        8,826       8,826     100,000      12,536      12,536     100,000      17,884     17,884      100,000
   11     22,376        9,549       9,549     100,000      14,032      14,032     100,000      20,770     20,770      100,000
   12     25,069       10,242      10,242     100,000      15,578      15,578     100,000      23,947     23,947      100,000
   13     27,898       10,902      10,902     100,000      17,176      17,176     100,000      27,451     27,451      100,000
   14     30,868       11,531      11,531     100,000      18,828      18,828     100,000      31,328     31,328      100,000
   15     33,986       12,086      12,086     100,000      20,500      20,500     100,000      35,587     35,587      100,000
   16     37,261       12,590      12,590     100,000      22,215      22,215     100,000      40,324     40,324      100,000
   17     40,699       13,041      13,041     100,000      23,971      23,971     100,000      45,576     45,576      100,000
   18     44,309       13,432      13,432     100,000      25,773      25,773     100,000      51,409     51,409      100,000
   19     48,099       13,768      13,768     100,000      27,632      27,632     100,000      57,898     57,898      100,000
   20     52,079       14,059      14,059     100,000      29,563      29,563     100,000      65,135     65,135      100,000
   21     56,258       14,262      14,262     100,000      31,537      31,537     100,000      73,200     73,200      100,000
   22     60,646       14,370      14,370     100,000      33,552      33,552     100,000      82,208     82,208      100,000
   23     65,253       14,374      14,374     100,000      35,609      35,609     100,000      92,246     92,246      108,850
   24     70,091       14,262      14,262     100,000      37,706      37,706     100,000     103,331    103,331      120,897
   25     75,170       14,025      14,025     100,000      39,845      39,845     100,000     115,570    115,570      134,061
   26     80,504       13,650      13,650     100,000      42,027      42,027     100,000     129,083    129,083      148,445
   27     86,104       13,125      13,125     100,000      44,255      44,255     100,000     144,032    144,032      162,756
   28     91,984       12,438      12,438     100,000      46,533      46,533     100,000     160,580    160,580      178,243
   29     98,158       11,568      11,568     100,000      48,864      48,864     100,000     178,912    178,912      195,015
   30    10,4641       10,494      10,494     100,000      51,252      51,252     100,000     199,241    199,241      213,188

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                 $1500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                         MALE: NON-TOBACCO ISSUE: AGE 45
                                GUARANTEED VALUES

                           0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                             INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
          PAID PLUS
           INTEREST                    CASH                               CASH                               CASH
 POLICY       AT         CASH       SURRENDER    DEATH        CASH      SURRENDER    DEATH       CASH      SURRENDER    DEATH
  YEAR        5%         VALUE        VALUE     BENEFIT       VALUE      VALUE      BENEFIT      VALUE       VALUE      BENEFIT
    1       1,575          930         32       100,000         999         101     100,000       1,068        170      100,000
    2       3,229        1,851         953      100,000       2,047       1,149     100,000       2,251      1,354      100,000
    3       4,965        2,732       1,924      100,000       3,114       2,306     100,000       3,530      2,722      100,000
    4       6,788        3,570       2,852      100,000       4,200       3,482     100,000       4,912      4,194      100,000
    5       8,703        4,365       3,737      100,000       5,303       4,674     100,000       6,406      5,778      100,000
    6      10,713        5,112       4,574      100,000       6,419       5,880     100,000       8,021      7,483      100,000
    7      12,824        5,807       5,358      100,000       7,545       7,096     100,000       9,765      9,317      100,000
    8      15,040        6,445       6,086      100,000       8,675       8,316     100,000      11,648     11,289      100,000
    9      17,367        7,019       6,750      100,000       9,804       9,534     100,000      13,678     13,409      100,000
   10      19,810        7,524       7,524      100,000      10,926      10,926     100,000      15,870     15,870      100,000
   11      22,376        7,955       7,955      100,000      12,035      12,035     100,000      18,236     18,236      100,000
   12      25,069        8,305       8,305      100,000      13,127      13,127     100,000      20,794     20,794      100,000
   13      27,898        8,571       8,571      100,000      14,197      14,197     100,000      23,566     23,566      100,000
   14      30,868        8,746       8,746      100,000      15,238      15,238     100,000      26,576     26,576      100,000
   15      33,986        8,819       8,819      100,000      16,239      16,239     100,000      29,855     29,855      100,000
   16      37,261        8,778       8,778      100,000      17,190      17,190     100,000      33,450     33,450      100,000
   17      40,699        8,611       8,611      100,000      18,077      18,077     100,000      37,391     37,391      100,000
   18      44,309        8,299       8,299      100,000      18,882      18,882     100,000      41,718     41,718      100,000
   19      48,099        7,819       7,819      100,000      19,585      19,585     100,000      46,483     46,483      100,000
   20      52,079        7,151       7,151      100,000      20,165      20,165     100,000      51,750     51,750      100,000
   21      56,258        6,274       6,274      100,000      20,601      20,601     100,000      57,596     57,596      100,000
   22      60,646        5,164       5,164      100,000      20,869      20,869     100,000      64,119     64,119      100,000
   23      65,253        3,797       3,797      100,000      20,944      20,944     100,000      71,439     71,439      100,000
   24      70,091        2,140       2,140      100,000      20,795      20,795     100,000      79,700     79,700      100,000
   25      75,170          149         149      100,000      20,377      20,377     100,000      89,066     89,066      103,317
   26      80,504           (*)         (*)          (*)     19,631      19,631     100,000      99,448     99,448      114,365
   27      86,104           (*)         (*)          (*)     18,483      18,483     100,000     110,909    110,909      125,327
   28      91,984           (*)         (*)          (*)     16,831      16,831     100,000     123,574    123,574      137,167
   29      98,158           (*)         (*)          (*)     14,557      14,557     100,000     137,594    137,594      149,977
   30     10,4641           (*)         (*)          (*)     11,522      11,522     100,000     153,147    153,147      163,867

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                 $1500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                         MALE: NON-TOBACCO ISSUE: AGE 45
                                 CURRENT VALUES

                               0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                                 INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
          PAID PLUS
           INTEREST                   CASH                               CASH                               CASH
 POLICY       AT         CASH      SURRENDER    DEATH        CASH      SURRENDER    DEATH        CASH     SURRENDER     DEATH
  YEAR        5%         VALUE       VALUE     BENEFIT       VALUE       VALUE     BENEFIT       VALUE      VALUE      BENEFIT
    1       1,575          956         58      100,956       1,026         129     101,026       1,096        199      101,096
    2       3,229        1,939       1,042     101,939       2,141       1,243     102,141       2,351      1,453      102,351
    3       4,965        2,890       2,082     102,890       3,286       2,478     103,286       3,715      2,907      103,715
    4       6,788        3,808       3,090     103,808       4,461       3,743     104,461       5,199      4,481      105,199
    5       8,703        4,692       4,063     104,692       5,668       5,040     105,668       6,815      6,187      106,815
    6      10,713        5,542       5,003     105,542       6,907       6,368     106,907       8,575      8,037      108,575
    7      12,824        6,357       5,908     106,357       8,177       7,728     108,177      10,493     10,044      110,493
    8      15,040        7,138       6,779     107,138       9,480       9,121     109,480      12,584     12,225      112,584
    9      17,367        7,883       7,614     107,883      10,815      10,546     110,815      14,863     14,594      114,863
   10      19,810        8,592       8,592     108,592      12,183      12,183     112,183      17,351     17,351      117,351
   11      22,376        9,265       9,265     109,265      13,584      13,584     113,584      20,066     20,066      120,066
   12      25,069        9,901       9,901     109,901      15,018      15,018     115,018      23,030     23,030      123,030
   13      27,898       10,499      10,499     110,499      16,485      16,485     116,485      26,269     26,269      126,269
   14      30,868       11,058      11,058     111,058      17,986      17,986     117,986      29,819     29,819      129,819
   15      33,986       11,532      11,532     111,532      19,473      19,473     119,473      33,662     33,662      133,662
   16      37,261       11,945      11,945     111,945      20,969      20,969     120,969      37,879     37,879      137,879
   17      40,699       12,294      12,294     112,294      22,471      22,471     122,471      42,488     42,488      142,488
   18      44,309       12,574      12,574     112,574      23,972      23,972     123,972      47,527     47,527      147,527
   19      48,099       12,788      12,788     112,788      25,476      25,476     125,476      53,042     53,042      153,042
   20      52,079       12,948      12,948     112,948      27,001      27,001     127,001      59,100     59,100      159,100
   21      56,258       13,005      13,005     113,005      28,496      28,496     128,496      65,703     65,703      165,703
   22      60,646       12,952      12,952     112,952      29,950      29,950     129,950      72,900     72,900      172,900
   23      65,253       12,777      12,777     112,777      31,348      31,348     131,348      80,744     80,744      180,744
   24      70,091       12,470      12,470     112,470      32,674      32,674     132,674      89,289     89,289      189,289
   25      75,170       12,021      12,021     112,021      33,913      33,913     133,913      98,599     98,599      198,599
   26      80,504       11,418      11,418     111,418      35,045      35,045     135,045     108,741    108,741      208,741
   27      86,104       10,654      10,654     110,654      36,055      36,055     136,055     119,794    119,794      219,794
   28      91,984        9,717       9,717     109,717      36,923      36,923     136,923     131,841    131,841      231,841
   29      98,158        8,592       8,592     108,592      37,623      37,623     137,623     144,971    144,971      244,971
   30     10,4641        7,263       7,263     107,263      38,128      38,128     138,128     159,280    159,280      259,280

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                         MALE: NON-TOBACCO ISSUE: AGE 45
                                GUARANTEED VALUES

                           0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                             INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
          PAID PLUS
           INTEREST                 CASH                                CASH                               CASH
 POLICY       AT         CASH     SURRENDER    DEATH        CASH      SURRENDER    DEATH        CASH     SURRENDER     DEATH
  YEAR        5%         VALUE      VALUE     BENEFIT       VALUE       VALUE     BENEFIT       VALUE      VALUE      BENEFIT
    1      1,575          926          28     100,926         994         97      100,994       1,063        165      101,063
    2      3,229        1,839         942     101,839       2,034       1,136     102,034       2,237      1,339      102,237
    3      4,965        2,708       1,900     102,708       3,087       2,279     103,087       3,499      2,691      103,499
    4      6,788        3,530       2,812     103,530       4,152       3,434     104,152       4,855      4,137      104,855
    5      8,703        4,304       3,675     104,304       5,226       4,598     105,226       6,312      5,684      106,312
    6     10,713        5,024       4,485     105,024       6,304       5,766     106,304       7,874      7,336      107,874
    7     12,824        5,686       5,237     105,686       7,381       6,932     107,381       9,547      9,098      109,547
    8     15,040        6,284       5,925     106,284       8,449       8,090     108,449      11,333     10,974      111,333
    9     17,367        6,810       6,541     106,810       9,499       9,229     109,499      13,236     12,967      113,236
   10     19,810        7,259       7,259     107,259      10,523      10,523     110,523      15,260     15,260      115,260
   11     22,376        7,625       7,625     107,625      11,512      11,512     111,512      17,410     17,410      117,410
   12     25,069        7,900       7,900     107,900      12,457      12,457     112,457      19,690     19,690      119,690
   13     27,898        8,082       8,082     108,082      13,351      13,351     113,351      22,109     22,109      122,109
   14     30,868        8,162       8,162     108,162      14,182      14,182     114,182      24,670     24,670      124,670
   15     33,986        8,130       8,130     108,130      14,933      14,933     114,933      27,380     27,380      127,380
   16     37,261        7,973       7,973     107,973      15,589      15,589     115,589      30,252     30,252      130,252
   17     40,699        7,680       7,680     107,680      16,130      16,130     116,130      33,287     33,287      133,287
   18     44,309        7,232       7,232     107,232      16,529      16,529     116,529      36,478     36,478      136,478
   19     48,099        6,610       6,610     106,610      16,758      16,758     116,758      39,819     39,819      139,819
   20     52,079        5,796       5,796     105,796      16,789      16,789     116,789      43,306     43,306      143,306
   21     56,258        4,773       4,773     104,773      16,592      16,592     116,592      46,932     46,932      146,932
   22     60,646        3,526       3,526     103,526      16,139      16,139     116,139      50,693     50,693      150,693
   23     65,253        2,040       2,040     102,040      15,400      15,400     115,400      54,584     54,584      154,584
   24     70,091          297         297     100,297      14,339      14,339     114,339      58,595     58,595      158,595
   25     75,170           (*)         (*)         (*)     12,909      12,909     112,909      62,705     62,705      162,705
   26     80,504           (*)         (*)         (*)     11,051      11,051     111,051      66,881     66,881      166,881
   27     86,104           (*)         (*)         (*)      8,695       8,695     108,695      71,073     71,073      171,073
   28     91,984           (*)         (*)         (*)      5,750       5,750     105,750      75,216     75,216      175,216
   29     98,158           (*)         (*)         (*)      2,125       2,125     102,125      79,234     79,234      179,234
   30    10,4641           (*)         (*)         (*)         (*)         (*)         (*)     83,056     83,056      183,056

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.


(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                         MALE: NON-TOBACCO ISSUE: AGE 55
                                 CURRENT VALUES

                           0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                             INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
          PAID PLUS
           INTEREST                  CASH                               CASH                               CASH
 POLICY       AT        CASH       SURRENDER    DEATH       CASH      SURRENDER    DEATH        CASH     SURRENDER     DEATH
  YEAR        5%        VALUE        VALUE     BENEFIT      VALUE       VALUE     BENEFIT       VALUE      VALUE      BENEFIT
    1      2,625        1,452         289     100,000       1,565         402     100,000       1,678        516      100,000
    2      5,381        2,934       1,771     100,000       3,253       2,091     100,000       3,587      2,425      100,000
    3      8,275        4,386       3,339     100,000       5,010       3,964     100,000       5,690      4,643      100,000
    4     11,314        5,808       4,878     100,000       6,840       5,910     100,000       8,007      7,077      100,000
    5     14,505        7,201       6,387     100,000       8,745       7,931     100,000      10,564      9,750      100,000
    6     17,855        8,565       7,867     100,000      10,732      10,034     100,000      13,389     12,691      100,000
    7     21,373        9,900       9,319     100,000      12,804      12,223     100,000      16,512     15,930      100,000
    8     25,066       11,207      10,742     100,000      14,966      14,501     100,000      19,967     19,502      100,000
    9     28,945       12,487      12,138     100,000      17,225      16,876     100,000      23,794     23,446      100,000
   10     33,017       13,738      13,738     100,000      19,585      19,585     100,000      28,043     28,043      100,000
   11     37,293       14,962      14,962     100,000      22,053      22,053     100,000      32,770     32,770      100,000
   12     41,782       16,006      16,006     100,000      24,492      24,492     100,000      37,910     37,910      100,000
   13     46,497       16,892      16,892     100,000      26,932      26,932     100,000      43,546     43,546      100,000
   14     51,446       17,638      17,638     100,000      29,399      29,399     100,000      49,773     49,773      100,000
   15     56,644       18,233      18,233     100,000      31,889      31,889     100,000      56,676     56,676      100,000
   16     62,101       18,709      18,709     100,000      34,460      34,460     100,000      64,461     64,461      100,000
   17     67,831       19,068      19,068     100,000      37,110      37,110     100,000      73,205     73,205      100,000
   18     73,848       19,316      19,316     100,000      39,859      39,859     100,000      83,064     83,064      100,000
   19     80,165       19,566      19,566     100,000      42,806      42,806     100,000      94,225     94,225      102,706
   20     86,798       19,539      19,539     100,000      45,768      45,768     100,000     106,655    106,655      114,120
   21     93,763       19,296      19,296     100,000      48,807      48,807     100,000     120,445    120,445      126,467
   22    101,076       18,807      18,807     100,000      51,933      51,933     100,000     135,679    135,679      142,463
   23    108,755       18,038      18,038     100,000      55,156      55,156     100,000     152,503    152,503      160,128
   24    116,818       16,951      16,951     100,000      58,492      58,492     100,000     171,077    171,077      179,631
   25    125,284       15,500      15,500     100,000      61,962      61,962     100,000     191,575    191,575      201,154
   26    134,173       13,632      13,632     100,000      65,596      65,596     100,000     214,186    214,186      224,896
   27    143,506       11,288      11,288     100,000      69,432      69,432     100,000     239,119    239,119      251,075
   28    153,307        8,395       8,395     100,000      73,518      73,518     100,000     266,600    266,600      279,930
   29    163,597        4,856       4,856     100,000      77,916      77,916     100,000     296,873    296,873      311,717
   30    174,402          538         538     100,000      82,701      82,701     100,000     330,203    330,203      346,713

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                         MALE: NON-TOBACCO ISSUE: AGE 55
                                GUARANTEED VALUES

                           0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                             INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
          PAID PLUS
           INTEREST                   CASH                               CASH                               CASH
 POLICY       AT         CASH       SURRENDER   DEATH        CASH      SURRENDER    DEATH       CASH      SURRENDER     DEATH
  YEAR        5%         VALUE        VALUE    BENEFIT       VALUE       VALUE     BENEFIT      VALUE       VALUE      BENEFIT
    1       2,625        1,391         228     100,000       1,501         338     100,000       1,611        448      100,000
    2       5,381        2,719       1,557     100,000       3,026       1,863     100,000       3,346      2,184      100,000
    3       8,275        3,954       2,907     100,000       4,544       3,498     100,000       5,187      4,141      100,000
    4      11,314        5,087       4,157     100,000       6,047       5,117     100,000       7,138      6,208      100,000
    5      14,505        6,110       5,296     100,000       7,527       6,713     100,000       9,205      8,391      100,000
    6      17,855        7,014       6,316     100,000       8,972       8,275     100,000      11,393     10,695      100,000
    7      21,373        7,788       7,206     100,000      10,372       9,791     100,000      13,709     13,128      100,000
    8      25,066        8,415       7,950     100,000      11,709      11,244     100,000      16,156     15,691      100,000
    9      28,945        8,877       8,529     100,000      12,963      12,614     100,000      18,740     18,392      100,000
   10      33,017        9,158       9,158     100,000      14,116      14,116     100,000      21,470     21,470      100,000
   11      37,293        9,240       9,240     100,000      15,149      15,149     100,000      24,360     24,360      100,000
   12      41,782        9,106       9,106     100,000      16,043      16,043     100,000      27,436     27,436      100,000
   13      46,497        8,735       8,735     100,000      16,778      16,778     100,000      30,728     30,728      100,000
   14      51,446        8,104       8,104     100,000      17,325      17,325     100,000      34,268     34,268      100,000
   15      56,644        7,174       7,174     100,000      17,648      17,648     100,000      38,090     38,090      100,000
   16      62,101        5,897       5,897     100,000      17,695      17,695     100,000      42,269     42,269      100,000
   17      67,831        4,205       4,205     100,000      17,400      17,400     100,000      46,833     46,833      100,000
   18      73,848        2,013       2,013     100,000      16,675      16,675     100,000      51,847     51,847      100,000
   19      80,165           (*)         (*)         (*)     15,418      15,418     100,000      57,403     57,403      100,000
   20      86,798           (*)         (*)         (*)     13,511      13,511     100,000      63,632     63,632      100,000
   21      93,763           (*)         (*)         (*)     10,823      10,823     100,000      70,715     70,715      100,000
   22     101,076           (*)         (*)         (*)      7,193       7,193     100,000      78,895     78,895      100,000
   23     108,755           (*)         (*)         (*)      2,421       2,421     100,000      88,493     88,493      100,000
   24     116,818           (*)         (*)         (*)         (*)         (*)         (*)     99,853     99,853      104,846
   25     125,284           (*)         (*)         (*)         (*)         (*)         (*)    112,467    112,467      118,090
   26     134,173           (*)         (*)         (*)         (*)         (*)         (*)    126,318    126,318      132,634
   27     143,506           (*)         (*)         (*)         (*)         (*)         (*)    141,510    141,510      148,586
   28     153,307           (*)         (*)         (*)         (*)         (*)         (*)    158,152    158,152      166,060
   29     163,597           (*)         (*)         (*)         (*)         (*)         (*)    176,357    176,357      185,174
   30     174,402           (*)         (*)         (*)         (*)         (*)         (*)    196,243    196,243      206,055

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.


(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                         MALE: NON-TOBACCO ISSUE: AGE 55
                                 CURRENT VALUES

                           0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                             INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
          PREMIUMS
          PAID PLUS
          INTEREST                  CASH                              CASH                                 CASH
 POLICY       AT        CASH      SURRENDER    DEATH        CASH      SURRENDER    DEATH       CASH      SURRENDER     DEATH
  YEAR        5%        VALUE       VALUE     BENEFIT       VALUE       VALUE     BENEFIT      VALUE       VALUE      BENEFIT
    1      2,625        1,436         274     101,436       1,548         386     101,548       1,661        498      101,661
    2      5,381        2,890       1,727     102,890       3,205       2,042     103,205       3,534      2,371      103,534
    3      8,275        4,301       3,255     104,301       4,913       3,867     104,913       5,578      4,532      105,578
    4     11,314        5,670       4,740     105,670       6,674       5,744     106,674       7,810      6,880      107,810
    5     14,505        6,996       6,183     106,996       8,490       7,677     108,490      10,248      9,435      110,248
    6     17,855        8,281       7,584     108,281      10,363       9,666     110,363      12,914     12,216      112,914
    7     21,373        9,524       8,942     109,524      12,295      11,714     112,295      15,829     15,248      115,829
    8     25,066       10,725      10,260     110,725      14,288      13,823     114,288      19,019     18,554      119,019
    9     28,945       11,884      11,535     111,884      16,343      15,994     116,343      22,511     22,162      122,511
   10     33,017       13,002      13,002     113,002      18,463      18,463     118,463      26,338     26,338      126,338
   11     37,293       14,079      14,079     114,079      20,651      20,651     120,651      30,543     30,543      130,543
   12     41,782       14,932      14,932     114,932      22,720      22,720     122,720      34,972     34,972      134,972
   13     46,497       15,584      15,584     115,584      24,685      24,685     124,685      39,670     39,670      139,670
   14     51,446       16,058      16,058     116,058      26,568      26,568     126,568      44,685     44,685      144,685
   15     56,644       16,339      16,339     116,339      28,345      28,345     128,345      50,031     50,031      150,031
   16     62,101       16,466      16,466     116,466      30,063      30,063     130,063      55,845     55,845      155,845
   17     67,831       16,445      16,445     116,445      31,712      31,712     131,712      62,128     62,128      162,128
   18     73,848       16,283      16,283     116,283      33,295      33,295     133,295      68,940     68,940      168,940
   19     80,165       16,124      16,124     116,124      34,955      34,955     134,955      76,485     76,485      176,485
   20     86,798       15,621      15,621     115,621      36,337      36,337     136,337      84,475     84,475      184,475
   21     93,763       14,855      14,855     114,855      37,506      37,506     137,506      93,037     93,037      193,037
   22    101,076       13,801      13,801     113,801      38,420      38,420     138,420     102,202    102,202      202,202
   23    108,755       12,429      12,429     112,429      39,033      39,033     139,033     111,998    111,998      211,998
   24    116,818       10,710      10,710     110,710      39,294      39,294     139,294     122,457    122,457      222,457
   25    125,284        8,614       8,614     108,614      39,151      39,151     139,151     133,613    133,613      233,613
   26    134,173        6,112       6,112     106,112      38,545      38,545     138,545     145,503    145,503      245,503
   27    143,506        3,174       3,174     103,174      37,418      37,418     137,418     158,169    158,169      258,169
   28    153,307           (*)         (*)         (*)     35,710      35,710     135,710     171,656    171,656      271,656
   29    163,597           (*)         (*)         (*)     33,341      33,341     133,341     186,003    186,003      286,003
   30    174,402           (*)         (*)         (*)     30,219      30,219     130,219     201,237    201,237      301,237

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.


(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                         MALE: NON-TOBACCO ISSUE: AGE 55
                                GUARANTEED VALUES

                           0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                             INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
          PREMIUMS
          PAID PLUS
          INTEREST                   CASH                                 CASH                              CASH
 POLICY       AT        CASH       SURRENDER     DEATH        CASH      SURRENDER    DEATH        CASH     SURRENDER     DEATH
  YEAR        5%        VALUE        VALUE      BENEFIT       VALUE       VALUE     BENEFIT       VALUE      VALUE      BENEFIT
    1      2,625        1,375         213       101,375       1,484         322     101,484       1,593        431      101,593
    2      5,381        2,675       1,512       102,675       2,976       1,814     102,976       3,292      2,129      103,292
    3      8,275        3,865       2,818       103,865       4,441       3,395     104,441       5,069      4,023      105,069
    4     11,314        4,936       4,006       104,936       5,867       4,937     105,867       6,923      5,993      106,923
    5     14,505        5,880       5,066       105,880       7,239       6,426     107,239       8,848      8,034      108,848
    6     17,855        6,684       5,987       106,684       8,543       7,846     108,543      10,838     10,140      110,838
    7     21,373        7,337       6,756       107,337       9,760       9,179     109,760      12,884     12,302      112,884
    8     25,066        7,820       7,355       107,820      10,864      10,399     110,864      14,968     14,503      114,968
    9     28,945        8,113       7,764       108,113      11,829      11,480     111,829      17,073     16,725      117,073
   10     33,017        8,200       8,200       108,200      12,627      12,627     112,627      19,179     19,179      119,179
   11     37,293        8,064       8,064       108,064      13,231      13,231     113,231      21,265     21,265      121,265
   12     41,782        7,690       7,690       107,690      13,613      13,613     113,613      23,308     23,308      123,308
   13     46,497        7,064       7,064       107,064      13,746      13,746     113,746      25,287     25,287      125,287
   14     51,446        6,167       6,167       106,167      13,594      13,594     113,594      27,176     27,176      127,176
   15     56,644        4,971       4,971       104,971      13,112      13,112     113,112      28,931     28,931      128,931
   16     62,101        3,439       3,439       103,439      12,244      12,244     112,244      30,507     30,507      130,507
   17     67,831        1,526       1,526       101,526      10,920      10,920     110,920      31,820     31,820      131,820
   18     73,848           (*)         (*)           (*)      9,052       9,052     109,052      32,772     32,772      132,772
   19     80,165           (*)         (*)           (*)      6,551       6,551     106,551      33,256     33,256      133,256
   20     86,798           (*)         (*)           (*)      3,331       3,331     103,331      33,162     33,162      133,162
   21     93,763           (*)         (*)           (*)         (*)         (*)         (*)     32,380     32,380      132,380
   22    101,076           (*)         (*)           (*)         (*)         (*)         (*)     30,794     30,794      130,794
   23    108,755           (*)         (*)           (*)         (*)         (*)         (*)     28,280     28,280      128,280
   24    116,818           (*)         (*)           (*)         (*)         (*)         (*)     24,695     24,695      124,695
   25    125,284           (*)         (*)           (*)         (*)         (*)         (*)     19,862     19,862      119,862
   26    134,173           (*)         (*)           (*)         (*)         (*)         (*)     13,568     13,568      113,568
   27    143,506           (*)         (*)           (*)         (*)         (*)         (*)      5,537      5,537      105,537
   28    153,307           (*)         (*)           (*)         (*)         (*)         (*)         (*)        (*)          (*)
   29    163,597           (*)         (*)           (*)         (*)         (*)         (*)         (*)        (*)          (*)
   30    174,402           (*)         (*)           (*)         (*)         (*)         (*)         (*)        (*)          (*)

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.


(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX D:  PERFORMANCE SUMMARY INFORMATION

The following performance tables display historical investments results of the underlying mutual fund sub-accounts. This information may be useful in helping potential investors in deciding which underlying mutual fund sub-accounts to choose and in assessing the competence of the underlying mutual funds' investment advisers. The performance figures shown be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolios of the underlying mutual funds, and the market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return and the principal value of the underlying mutual fund sub-accounts are not guaranteed and will fluctuate so that a policy owner's units, when redeemed, may be worth more or less than their original cost.

                        PERFORMANCE TABLE - TOTAL RETURN


                                                    Annual Percentage
                                                          Change                          Non Annualized Percentage Change
                                                  --------------------    ---------------------------------------------------------
   UNDERLYING INVESTMENT     Fund       Unit                               1 mo      1 Yr      2 Yrs     3 Yrs.    5 yrs.  Inception
          OPTIONS          Inception   Values     1999   2000    2001       To        to        to        to        to        to
                             Date**   12/31/01                           12/31/01  12/31/01  12/31/01  12/31/01  12/31/01  12/31/01
   ---------------------   --------   --------    ----   ----    ----    --------  --------  --------  --------  --------  --------
W&R Target Funds, Inc. -   05/01/95     9.35     22.96   22.53   -9.96     0.00      -9.96     10.33     35.67     70.06     83.58
Asset Strategy Portfolio

W&R Target Funds, Inc. -   07/13/87    11.00     -1.43    9.83    7.47    -0.72       7.47     18.04     16.35     37.11    200.72
Bond Portfolio

W&R Target Funds, Inc. -
Balanced Portfolio         05/03/94     9.64     10.14    7.14   -5.94    -0.12      -5.94      0.78     10.99     42.91     96.47

W&R Target Funds, Inc. -
Core Equity Portfolio      07/16/91     8.70     12.52    9.28  -14.91     2.01     -14.91     -7.01      4.64     59.91    257.88

W&R Target Funds, Inc. -
Growth Portfolio           07/13/87     8.68     34.35    1.41  -14.34     1.44     -14.34    -13.13     16.72     80.46    616.03

W&R Target Funds, Inc. -
High Income Portfolio      07/13/87    11.01      4.22   -9.73    9.18    -0.30       9.18     -1.44      2.72     19.42    183.39

W&R Target Funds, Inc. -
International Portfolio    05/03/94     7.90     65.58  -23.66  -22.23     0.73     -22.23    -40.63     -1.70     53.60     90.17

W&R Target Funds, Inc. -
Limited Term Bond Port     05/03/94    11.08      1.74    8.73    9.21    -0.01       9.21     18.75     20.82     37.69     63.75

W&R Target Funds, Inc. -
Money Market Port          07/13/87    10.41      4.59    5.86    3.59     0.12       3.59      9.66     14.69     26.67    111.20

W&R Target Funds, Inc. -
Small Cap Port             04/04/97     9.89     52.23  -12.35   -1.93     5.38      -1.93    -14.04     30.86     90.82    231.26

W&R Target Funds, Inc. -
Science & Technology       05/03/94     8.55    174.66  -21.15  -11.91     1.91     -11.91    -30.54     90.78        NA    223.86

W&R Target Funds, Inc. -   05/01/01    10.20        NA      NA      NA     1.53         NA        NA        NA        NA      2.03
Value Portfolio



                               Annualized Percentage Change
                              ------------------------------
   UNDERLYING INVESTMENT        3 Yrs.    5 yrs.   Inception
          OPTIONS                to        to         To
                              12/31/01  12/31/01   12/31/01
                              --------  --------   --------
W&R Target Funds, Inc. -       10.70      11.20      9.54
Asset Strategy Portfolio

W&R Target Funds, Inc. -        5.18       6.52      7.91
Bond Portfolio

W&R Target Funds, Inc. -
Balanced Portfolio              3.54       7.40      9.22

W&R Target Funds, Inc. -
Core Equity Portfolio           1.52       9.84     12.97

W&R Target Funds, Inc. -
Growth Portfolio                5.29      12.53     14.58

W&R Target Funds, Inc. -
High Income Portfolio           0.90       3.61      7.47

W&R Target Funds, Inc. -
International Portfolio        -0.57       8.96      8.75

W&R Target Funds, Inc. -
Limited Term Bond Port          6.51       6.61      6.65

W&R Target Funds, Inc. -
Money Market Port               4.68       4.84      5.30

W&R Target Funds, Inc. -
Small Cap Port                  9.38      13.80     16.93

W&R Target Funds, Inc. -
Science & Technology           24.02         NA     28.14

W&R Target Funds, Inc. -          NA         NA        NA
Value Portfolio


** The underlying mutual fund Inception Date is the date the underlying mutual fund first became effective, which is not necessarily the same date the underlying mutual fund was first made available through the variable account. For those underlying mutual funds which have not been offered as sub-accounts through the variable account for one of the quoted periods, the cash values will show the investment performance such underlying mutual funds would have achieved (reduced by any applicable variable account and policy charges, and underlying mutual fund investment advisory fees and expenses) had they been offered as sub-accounts through the variable account for the period quoted. Certain underlying mutual funds are not as old as some of the periods quoted, therefore, the cash values may not be available for all of the periods shown.

The preceding table displays three types of total return. Simply stated, total return shows the percentage change in unit values, with dividends and capital gains reinvested, after the deduction of a 0.60% asset charge (and the deduction of applicable investment advisory fees and other expenses of the underlying mutual funds). The total return figures shown in the Annual Percentage Change and Annualized Percentage Change columns represent annualized figures; i.e., they show the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period. The Non-Annualized Percentage Change total return figures are not annual return figures but instead represent the total percentage change in unit value over the stated periods without annualization. THE TOTAL RETURN FIGURES DO NOT TAKE INTO ACCOUNT THE SEVERAL OTHER POLICY CHARGES WHICH ARE DESCRIBED IN THE "POLICY CHARGES" SECTION. THESE OTHER CHARGES INCLUDE DEDUCTIONS FROM PREMIUMS, COST OF INSURANC CHARGES, SURRENDER CHARGES AND A MONTHLY ADMINISTRATIVE CHARGE.

                         PERFORMANCE TABLE - CASH VALUES


                                       1 YEAR TO       2 YEARS TO       3 YEARS TO
                                       12/31/01         12/31/01         12/31/01
                                       --------         --------         --------
                          FUND                CASH             CASH              CASH
UNDERLYING INVESTMENT     INCEPTION  ACCUM    SURR.   ACCUM    SURR.    ACCUM    SURR.
        OPTIONS           DATE**     VALUE    VALUE   VALUE    VALUE    VALUE    VALUE
        -------           ------     -----    -----   -----    -----    -----    -----
W&R Target Funds, Inc.   05/01/95   $6,824   $1,914  $15,511  $10,601  $25,992  $21,573
- Asset Strategy
Portfolio

W&R Target Funds, Inc.   07/13/87   $8,362   $3,452  $17,495  $12,584  $26,359  $21,940
- Bond Portfolio

W&R Target Funds, Inc.
- Balanced Portfolio     05/03/94   $7,178   $2,267  $14,971  $10,061  $23,492  $19,073

W&R Target Funds, Inc.
- Core Equity Portfolio  07/16/91   $6,336   $1,425  $13,595   $8,684  $21,641  $17,222

W&R Target Funds, Inc.
- Growth Portfolio       07/13/87   $6,378   $1,468  $13,157   $8,247  $22,246  $17,827

W&R Target Funds, Inc.
- High Income Portfolio  07/13/87   $8,530   $3,620  $16,026  $11,116  $23,877  $19,458

W&R Target Funds, Inc.
- International
Portfolio                05/03/94   $5,760   $0,850  $10,199   $5,289  $17,838  $13,419

W&R Target Funds, Inc.
- Limited Term Bond
Port                     05/03/94   $8,514   $3,604  $17,687  $12,776  $26,933  $22,514

W&R Target Funds, Inc.
- Money Market Port      07/13/87   $8,020   $3,110  $16,487  $11,577  $25,289  $20,870

W&R Target Funds, Inc.
- Small Cap Port         04/04/97   $7,468   $2,558  $14,045   $9,135  $24,192  $19,772

W&R Target Funds, Inc.
- Science & Technology   05/03/94   $6,536   $1,626  $11,749   $6,838  $27,148  $22,729

W&R Target Funds, Inc.   05/01/01       NA       NA       NA       NA       NA       NA
- Value Portfolio



                            5 YEARS TO         10 YEARS TO         INCEPTION TO
                             12/31/01           12/31/01            12/31/01
                             --------           --------            --------
                                    CASH               CASH                CASH
UNDERLYING INVESTMENT      ACCUM    SURR.     ACCUM    SURR.      ACCUM    SURR.
        OPTIONS            VALUE    VALUE     VALUE    VALUE      VALUE    VALUE
        -------            -----    -----     -----    -----      -----    -----
W&R Target Funds, Inc.    $50,698  $47,260        NA        NA   $77,169   $74,714
- Asset Strategy
Portfolio

W&R Target Funds, Inc.    $46,469  $43,032  $111,301  $111,301  $207,479  $207,479
- Bond Portfolio

W&R Target Funds, Inc.
- Balanced Portfolio      $43,873  $40,436       NA         NA   $84,542   $82,578

W&R Target Funds, Inc.
- Core Equity Portfolio   $44,126  $40,688  $146,364  $146,364  $163,848  $163,848

W&R Target Funds, Inc.
- Growth Portfolio        $47,999  $44,561  $164,112  $164,112  $380,502  $380,502

W&R Target Funds, Inc.
- High Income Portfolio   $41,092  $37,654  $105,667  $105,667  $198,407  $198,407

W&R Target Funds, Inc.
- International
Portfolio                 $40,305  $36,868       NA         NA   $80,641   $78,677

W&R Target Funds, Inc.
- Limited Term Bond
Port                      $47,371  $43,934       NA         NA   $82,838   $80,874

W&R Target Funds, Inc.
- Money Market Port       $44,216  $40,779  $99,196    $99,196  $167,818  $167,818

W&R Target Funds, Inc.
- Small Cap Port          $50,339  $46,901       NA         NA  $109,552  $107,588

W&R Target Funds, Inc.
- Science & Technology         NA       NA       NA         NA   $70,690   $67,253

W&R Target Funds, Inc.         NA       NA       NA         NA    $8,499    $3,588
- Value Portfolio


** The underlying mutual fund Inception Date is the date the underlying mutual fund first became effective, which is not necessarily the same date the underlying mutual fund was first made available through the variable account. For those underlying mutual funds which have not been offered as sub-accounts through the variable account for one of the quoted periods, the cash values will show the investment performance such underlying mutual funds would have achieved (reduced by any applicable variable account and policy charges, and underlying mutual fund investment advisory fees and expenses) had they been offered as sub-accounts through the variable account for the period quoted. Certain underlying mutual funds are not as old as some of the periods quoted, therefore, the cash values may not be available for all of the periods shown.

The preceding cash value performance table shows the effect of the performance quoted on accumulated values and cash surrender values, based on a hypothetical annual premium of $10,000 for a 45 year-old male, non-tobacco preferred, with a level death benefit and an initial specified amount of $506,995.21. The cash surrender value figures reflect the deduction of all applicable policy charges, including a 0.60% asset charge, applicable cost of insurance charges, surrender charges, and an annual administrative charge (and the deduction of applicable investment advisory fees and other expenses of the underlying mutual funds). See the "Policy Charges" section for more information about these charges. The cost of insurance charges may be higher or lower for purchasers who do not meet the profile of the hypothetical purchaser. Illustrations reflecting a potential purchaser's specific characteristics are available from Nationwide upon request.

--------------------------------------------------------------------------------

                             INDEPENDENT AUDITORS'REPORT


The Board of Directors of Nationwide Life Insurance Company and Contract Owners of Nationwide VLI Separate Account-5:

    We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VLI Separate Account-5 (comprised of the sub-accounts listed in note 1(b)) (collectively, "the Account") as of December 31, 2001, and the related statements of operations and changes in contract owners' equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2001, and the results of its operations, changes in contract owners' equity, and financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 20, 2002







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        NATIONWIDE VLI SEPARATE ACCOUNT-5
           STATEMENT OF ASSETS,LIABILITIES AND CONTRACT OWNERS' EQUITY

                                DECEMBER 31,2001

ASSETS:

  Investments at fair value:

     W & R Target Funds - Asset Strategy Portfolio (WRAsStrat)
       183,640 shares (cost $1,185,209) . . . . . . . . . . . . . . . . . . . .   $ 1,139,410

     W & R Target Funds - Balanced Portfolio (WRBal)
       149,861 shares (cost $1,029,892) . . . . . . . . . . . . . . . . . . . .     1,007,428

     W & R Target Funds - Bond Portfolio (WRBnd)
       130,491 shares (cost $723,095) . . . . . . . . . . . . . . . . . . . . .       699,626

     W & R Target Funds - Core Equity Portfolio (WRCoreEq)
       289,299 shares (cost $2,924,503) . . . . . . . . . . . . . . . . . . . .     2,997,367

     W & R Target Funds - Growth Portfolio (WRGrowth)
       351,819 shares (cost $2,900,310) . . . . . . . . . . . . . . . . . . . .     2,952,572

     W & R Target Funds - High Income Portfolio (WRHIP)
       103,255 shares (cost $366,703) . . . . . . . . . . . . . . . . . . . . .       343,437

     W & R Target Funds - International Portfolio (WRInt)
       95,828 shares (cost $588,617) . . . . . . . . . . . . . . . . . . . . . .      560,938

     W & R Target Funds - Limited-Term Bond Portfolio (WRLBP)
       9,101 shares (cost $50,975) . . . . . . . . . . . . . . . . . . . . . . .       49,543

     W & R Target Funds - Money Market Portfolio (WRMMP)
       735,772 shares (cost $735,772) . . . . . . . . . . . . . . . . . . . . .       735,772

     W & R Target Funds - Science & Technology Portfolio (WRSciTech)
       99,619 shares (cost $1,184,328) . . . . . . . . . . . . . . . . . . . . .    1,244,506

     W & R Target Funds - Small Cap Portfolio (WRSmCap)
       184,296 shares (cost $1,370,466) . . . . . . . . . . . . . . . . . . . .     1,470,128

     W & R Target Funds - Value Portfolio (WRVP)
       109,626 shares (cost $544,042)  . . . . . . . . . . . . . . . . . . . . .      557,066
                                                                                 ------------
          Total investments . . . . . . . . . . . . . . . . . . . . . . . . . .    13,757,793

  Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         -
                                                                                 ------------
          Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13,757,793

ACCOUNTS PAYABLE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13,066
                                                                                 ------------
CONTRACT OWNERS' EQUITY (NOTE 7) . . . . . . . . . . . . . . . . . . . . . . . .  $13,744,727
                                                                                 ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NATIONWIDE VLI SEPARATE ACCOUNT-5
STATEMENTS OF OPERATIONS
FOR THE PERIOD JANUARY 5,2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,2001

                                                      TOTAL    WRAsStrat     WRBal      WRBnd   WRCoreEq  WRGrowth   WRHIP    WRInt
                                                      -----    ---------     -----      -----   --------  --------   -----    -----
INVESTMENT ACTIVITY:
  Reinvested dividends ........................  $   187,855     26,110     24,143     30,125     6,670    25,237   30,047   23,443
  Mortality and expense risk charges ..........         --         --         --         --        --        --       --       --
                                                  ----------   ---------    ------     ------    -------  --------   -----    -----
    Net investment activity ...................      187,855     26,110     24,143     30,125     6,670    25,237   30,047   23,443
                                                  ----------   ---------    ------     ------    -------  --------   -----    -----

  Proceeds from mutual funds shares sold ......    7,092,247     36,758     15,964      6,186    36,732    20,004   11,058   12,836
  Cost of mutual fund shares sold .............   (7,100,552)   (37,271)   (16,806)    (5,917)  (40,281)  (21,462) (11,187) (15,031)
                                                  ----------   ---------    ------     ------    -------  --------   -----    -----
    Realized gain (loss) on investments .......       (8,305)      (513)      (842)       269    (3,549)   (1,458)    (129)  (2,195)
  Change in unrealized gain (loss)
    on investments ............................      153,880    (45,799)   (22,464)   (23,469)   72,864    52,262  (23,267) (27,679)
                                                  ----------   ---------    ------     ------    -------  --------   -----    -----
    Net gain (loss) on investments ............      145,575    (46,312)   (23,306)   (23,200)   69,315    50,804  (23,396) (29,874)
                                                  ----------   ---------    ------     ------    -------  --------   -----    -----
  Reinvested capital gains ....................         --         --         --         --        --        --       --       --
                                                  ----------   ---------    ------     ------    -------  --------   -----    -----
      Net increase (decrease) in contract owners'
        equity resulting from operations ......  $   333,430    (20,202)       837      6,925    75,985    76,041    6,651   (6,431)
                                                  ==========   =========    ======     ======    ======    ======    =====    =====

                                                      WRLBP       WRMMP    WRSciTech   WRSmCap    WRVP
                                                      -----       -----    ---------   -------    ----
INVESTMENT ACTIVITY:
  Reinvested dividends $ ......................       1,717      12,486      5,979         13     1,885
  Mortality and expense risk charges ..........        --          --          --         --       --
                                                   --------  ----------    -------   --------    ------
    Net investment activity ...................     1,717      12,486      5,979         13     1,885
                                                   --------  ----------    -------   --------    ------

  Proceeds from mutual funds shares sold ......      11,546   6,921,556     10,878      7,448     1,281
  Cost of mutual fund shares sold .............     (11,173) (6,921,556)   (11,050)    (7,529)   (1,289)
                                                   --------  ----------    -------   --------    ------
    Realized gain (loss) on investments .......         373        --         (172)       (81)       (8)
  Change in unrealized gain (loss)
    on investments ............................      (1,432)       --       60,178     99,662    13,024
                                                   --------  ----------    -------   --------    ------
    Net gain (loss) on investments ............      (1,059)       --       60,006     99,581    13,016
                                                   --------  ----------    -------   --------    ------
  Reinvested capital gains ....................        --          --         --         --       --
                                                   --------  ----------    -------   --------    ------
      Net increase (decrease) in contract owners'
        equity resulting from operations ......  $      658    12,486       65,985     99,594    14,901
                                                   ========  ==========    =======   ========    ======


See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NATIONWIDE VLI SEPARATE ACCOUNT-5
STATEMENTS OF CHANGES IN CONTRACT OWNERS'EQUITY
FOR THE PERIOD JANUARY 5,2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,2001

                                                 TOTAL    WRAsStrat     WRBal      WRBnd     WRCoreEq   WRGrowth    WRHIP    WRInt
                                                 -----    ---------     -----      -----     --------   --------    -----    -----
INVESTMENT ACTIVITY:
  Net investment income $ .................     187,855     26,110     24,143      30,125      6,670     25,237     30,047   23,443
  Realized gain (loss) on investments .....      (8,305)      (513)      (842)        269     (3,549)    (1,458)      (129)  (2,195)
  Change in unrealized gain (loss)
    on investments ........................     153,880    (45,799)   (22,464)    (23,469)    72,864     52,262    (23,267) (27,679)
  Reinvested capital gains ................        --         --         --          --         --         --         --       --
                                           ------------  ---------  ---------     -------  ---------  ---------    -------  -------
    Net increase (decrease) in contract
      owners'equity resulting from
      operations ..........................     333,430    (20,202)       837       6,925     75,985     76,041      6,651   (6,431)
                                           ------------  ---------  ---------     -------  ---------  ---------    -------  -------
EQUITY TRANSACTIONS:
  Purchase payments received from
    contract owners .......................  14,482,618    315,247    237,069      97,342    662,558    604,913     55,478  112,473
  Transfers between funds .................        --      907,543    821,014     621,395  2,416,926  2,460,624    297,551  484,602
  Surrenders ..............................        (460)       (70)       (29)        (11)       (74)       (75)      --        (50)
  Death benefits (note 4) .................        --         --         --          --         --         --         --       --
  Policy loans (net of repayments) (note 5)     (85,465)        12       (410)          7     (1,030)   (26,716)      --       (266)
  Deductions for surrender charges
    (note 2d) .............................      (6,499)      (993)      (412)       (154)    (1,049)    (1,058)      --       (705)
  Redemptions to pay cost of insurance
    charges and administration charges
    (notes 2b and 2c) .....................    (955,040)   (60,566)   (48,832)    (24,993)  (152,503)  (157,143)   (15,254) (28,159)
  Asset charges (note 3) ..................     (23,857)    (1,578)    (1,313)       (903)    (4,171)    (4,123)      (408)    (704)
                                           ------------  ---------  ---------     -------  ---------  ---------    -------  -------
      Net equity transactions .............  13,411,297  1,159,595  1,007,087     692,683  2,920,657  2,876,422    337,367  567,191
                                           ------------  ---------  ---------     -------  ---------  ---------    -------  -------

NET CHANGE IN CONTRACT OWNERS'EQUITY ......  13,744,727  1,139,393  1,007,924     699,608  2,996,642  2,952,463    344,018  560,760

CONTRACT OWNERS'EQUITY BEGINNING
  OF PERIOD ...............................        --         --         --          --         --         --         --       --
                                           ------------  ---------  ---------     -------  ---------  ---------    -------  -------
CONTRACT OWNERS'EQUITY END OF PERIOD ......$ 13,744,727  1,139,393  1,007,924     699,608  2,996,642  2,952,463    344,018  560,760
                                           ============  =========  =========     =======  =========  =========    =======  =======


CHANGES IN UNITS:
  Beginning units .........................        --         --         --          --         --         --         --       --
                                           ------------  ---------  ---------     -------  ---------  ---------    -------  -------
  Units purchased .........................   2,641,344    128,599    110,301      66,040    363,161    362,662     32,709   74,711
  Units redeemed ..........................  (1,142,080)    (6,803)    (5,736)     (2,444)   (18,862)   (22,464)    (1,462)  (3,719)
                                           ------------  ---------  ---------     -------  ---------  ---------    -------  -------
  Ending units ............................   1,499,264    121,796    104,565      63,596    344,299    340,198     31,247   70,992
                                           ============  =========  =========     =======  =========  =========    =======  =======

NATIONWIDE VLI SEPARATE ACCOUNT-5
STATEMENTS OF CHANGES IN CONTRACT OWNERS'EQUITY,Continued
FOR THE PERIOD JANUARY 5,2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,2001

                                                    WRLBP          WRMMP         WRSciTech        WRSmCap         WRVP
                                                -----------      ---------        --------       --------        -------
INVESTMENT ACTIVITY:
  Net investment income  ...................         1,717         12,486          5,979             13          1,885
  Realized gain (loss) on investments .......           373           --             (172)           (81)            (8)
  Change in unrealized gain (loss)
    on investments ..........................        (1,432)          --           60,178         99,662         13,024
  Reinvested capital gains ..................          --             --             --             --             --
                                                -----------      ---------        --------       --------        -------
    Net increase (decrease) in contract
      owners'equity resulting from
      operations ............................           658         12,486         65,985         99,594         14,901
                                                -----------      ---------        --------       --------        -------
EQUITY TRANSACTIONS:
  Purchase payments received from
    contract owners .........................        12,872     11,651,194        367,617        297,657         68,198
  Transfers between funds ...................        39,384    (10,587,924)       899,386      1,154,369        485,130
  Surrenders ................................          --              (13)           (93)           (45)          --
  Death benefits (note 4) ...................          --             --             --             --             --
  Policy loans (net of repayments) (note 5) .          --          (56,649)          (307)          (106)          --
  Deductions for surrender charges
    (note 2d) ...............................          --             (185)        (1,307)          (636)          --
  Redemptions to pay cost of insurance
    charges and administration charges
    (notes 2b and 2c) .......................        (3,300)      (290,216)       (84,442)       (78,786)       (10,846)
  Asset charges (note 3) ....................           (73)        (6,479)        (1,751)        (1,990)          (364)
                                                -----------      ---------        --------       --------        -------
      Net equity transactions ...............        48,883        709,728      1,179,103      1,370,463        542,118
                                                -----------      ---------        --------       --------        -------

NET CHANGE IN CONTRACT OWNERS'EQUITY ........        49,541        722,214      1,245,088      1,470,057        557,019
CONTRACT OWNERS'EQUITY BEGINNING
  OF PERIOD .................................          --             --             --             --             --
                                                -----------      ---------        --------       --------        -------
CONTRACT OWNERS'EQUITY END OF PERIOD ........   $    49,541        722,214      1,245,088      1,470,057        557,019
                                                ===========      =========      =========       ========        =======

CHANGES IN UNITS:
  Beginning units ...........................          --             --             --             --             --
                                                -----------      ---------        --------       --------        -------
  Units purchased ...........................         5,434      1,128,158        156,485        157,368         55,716
  Units redeemed ............................          (964)    (1,058,785)       (10,920)        (8,801)        (1,120)
                                                -----------      ---------        --------       --------        -------
  Ending units ..............................         4,470         69,373        145,565        148,567         54,596
                                                ===========      =========        ========       ========        =======

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        NATIONWIDE VLI SEPARATE ACCOUNT-5
                          NOTES TO FINANCIAL STATEMENTS

                                December 31,2001

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  Organization and Nature of Operations

          Nationwide VLI Separate Account-5 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on May 21, 1998. The Account is registered as a unit investment trust under the Investment Company Act of 1940.

          The Company offers Select Life and Survivorship Life Variable Life Insurance Policies through the Account. The primary distribution for the contracts is through banks and other financial institutions; however, other distributors may be utilized.

     (b)  The Contracts

          Only contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees are offered for purchase.See note 2 for a discussion of contract expenses and note 3 for asset charges.

          Contract owners may invest in the following funds:

          Portfolios of the Waddell and Reed: W & R Target Funds, Inc.;
             W & R Target Funds - Asset Strategy Portfolio (WRAsStrat)
             W & R Target Funds - Balanced Portfolio (WRBal)
             W & R Target Funds - Bond Portfolio (WRBnd)
             W & R Target Funds - Core Equity Portfolio (WRCoreEq)
             W & R Target Funds - Growth Portfolio (WRGrowth)
             W & R Target Funds - High Income Portfolio (WRHIP)
             W & R Target Funds - International Portfolio (WRInt)
             W & R Target Funds - Limited-Term Bond Portfolio (WRLBP)
             W & R Target Funds - Money Market Portfolio (WRMMP)
             W & R Target Funds - Science & Technology Portfolio (WRSciTech) W & R Target Funds - Small Cap Portfolio (WRSmCap)
             W & R Target Funds - Value Portfolio (WRVP)

       At December 31, 2001, contract owners have invested in all of the above funds. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

       A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

       Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives.While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

     (c)  Security Valuation, Transactions and Related Investment Income

          The fair value of the underlying mutual funds is based on the closing net asset value per share at December 31, 2001. The cost of investments sold is determined on the specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

     (d)  Federal Income Taxes

          Operations of the Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code.

          The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

     (e)  Use of Estimates in the Preparation of Financial Statements

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) POLICY CHARGES

     (a)  Deductions from Premium

          On Select Life and Survivorship Life insurance contracts, the Company deducts a charge for state premium taxes equal to 3.5% of all premiums received to cover the payment of these premium taxes. Additionally, the Company deducts a front-end sales load of up to 2.5% from each premium payment received. The Company may at its sole discretion reduce this sales loading.

     (b)  Cost of Insurance

          A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

     (c)  Administrative Charges

          For Select Life contracts, the Company currently deducts a monthly administrative charge of $10.00 during the first policy year to recover policy maintenance, accounting, record keeping and other administrative expenses. For all subsequent years, a monthly administrative charge is deducted (currently $5 per month not to exceed $7.50).The charges are assessed against each contract by liquidating units.

          For Survivorship Life contracts, the Company currently deducts a monthly administrative charge of $10 during the first policy year; $5 during policy years 2 through 20 if the specified amount is equal to or greater than $150,000;$3 during policy years 2 through 20 if the specified amount is less than $150,000; $0 during policy years 21 and on. If, at any time, there is an increase in specified amount the per $1,000 basic coverage charge will be assessed based on the amount of increase and the age of the younger insured at the time of the increase. The per $1,000 basic coverage charge assessed as a result of the specified amount increase will be assessed for three policy years. The charges are assessed against each contract by liquidating units.

                                                                     (Continued)

                        NATIONWIDE VLI SEPARATE ACCOUNT-5
                     NOTES TO FINANCIAL STATEMENTS,Continued

     (d)  Surrender Charges

          Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The amount of the charge is based upon a specified percentage of the initial surrender charge which varies by issue age, sex and rate class. For Select Life and Survivorship Life contracts, the charge is 100% of the initial surrender charge in the first year, declining to 30% of the initial surrender charge in the ninth year.

          No surrender charge is assessed on any contract surrendered after the ninth year.

          The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred.

     (3)  ASSET CHARGES

          For Select Life and Survivorship Life contracts, the Company deducts a charge equal to an annual effective rate of 0.60% of the first $25,000 of cash value attributable to the variable account, 0.30% of the next $225,000 of cash value attributable to the variable account, and 0.10% of cash value attributable to the variable account in excess of $250,000. This charge is assessed monthly by liquidating units.

     (4)  DEATH BENEFITS

          For Select Life contracts, death benefit proceeds result in a redemption of the contract value from the Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For Survivorship Life contracts, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the contract value on the date of death, the excess is paid by the Company's general account.

     (5)  POLICY LOANS (NET OF REPAYMENTS)

          Contract provisions allow contract owners to borrow 90% of a policy's cash surrender value. Select Life contracts are charged 3.9% and Survivorship Life contracts are charged 4.5% on the outstanding loan balance and are due and payable in advance on the policy anniversary.

          At the time the loan is granted, the amount of the loan is transferred from the Account to the Company's general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Interest credited is paid by the Company's general account to the Account. Loan repayments result in a transfer of collateral including interest back to the Account.

     (6)  RELATED PARTY TRANSACTIONS

          The Company performs various services on behalf of the Mutual Fund Companies in which the Account invests and may receive fees for the services performed. These services include, among other things, share-holder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

     (7)  FINANCIAL HIGHLIGHTS

          The following is a summary of units outstanding, unit fair values and contract owners' equity for variable life and annuity contracts as of the end of the period indicated, and the contract expense rate and total return for the period January 5, 2001 (commencement of operations) through December 31, 2001.

                                                             CONTRACT                       UNIT           CONTRACT         TOTAL
                                                           EXPENSE RATE(*)     UNITS     FAIR VALUE     OWNERS'EQUITY    RETURN(**)
                                                           ---------------     -----     ----------     -------------    ----------
    W & R Target Funds - Asset Strategy Portfolio
       2001  . . . . . . . . . . . . . . . . . . . . . . . .    0.00%         121,796   $  9.354930   $  1,139,393     -9.96%

    W & R Target Funds - Balanced Portfolio
       2001  . . . . . . . . . . . . . . . . . . . . . . . .    0.00%         104,565      9.639210      1,007,924     -5.94%

    W & R Target Funds - Bond Portfolio
       2001  . . . . . . . . . . . . . . . . . . . . . . . .    0.00%          63,596     11.000810       699,608     7.47%

    W & R Target Funds - Core Equity Portfolio
       2001  . . . . . . . . . . . . . . . . . . . . . . . .    0.00%         344,299      8.703605      2,996,642    -14.91%

    W & R Target Funds - Growth Portfolio
       2001  . . . . . . . . . . . . . . . . . . . . . . . .    0.00%         340,198      8.678660      2,952,463    -14.34%

    W & R Target Funds - High Income Portfolio
       2001  . . . . . . . . . . . . . . . . . . . . . . . .    0.00%          31,247     11.009645       344,018     9.18%

    W & R Target Funds - International Portfolio
       2001  . . . . . . . . . . . . . . . . . . . . . . . .    0.00%          70,992      7.898920       560,760    -22.23%

    W & R Target Funds - Limited-Term Bond Portfolio
       2001  . . . . . . . . . . . . . . . . . . . . . . . .    0.00%           4,470     11.083054        49,541     9.21%

    W & R Target Funds - Money Market Portfolio
       2001  . . . . . . . . . . . . . . . . . . . . . . . .    0.00%          69,373     10.410587       722,214     3.59%

    W & R Target Funds - Science & Technology Portfolio
       2001  . . . . . . . . . . . . . . . . . . . . . . . .    0.00%         145,565      8.553483      1,245,088    -11.91%

    W & R Target Funds - Small Cap Portfolio
       2001  . . . . . . . . . . . . . . . . . . . . . . . .    0.00%         148,567      9.894912      1,470,057     -1.93%

    W & R Target Funds - Value Portfolio
       2001  . . . . . . . . . . . . . . . . . . . . . . . .    0.00%          54,596     10.202567        557,019     2.03%  5/1/01
    Total Contract Owners'Equity                                                                       -----------
       2001 . . . . . . . . . . . . . . . . . . . . . . . . .                                          $13,744,727
                                                                                                       ===========


(*) This represents the annualized contract expense rate of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying fund portfolios and charges made directly to contract owner accounts through the redemption of units.

(**) This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units;inclusion of these expenses in the calculation would result in a reduction of the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the period.


--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Nationwide Life Insurance Company:

We have audited the consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (collectively the "Company"), a wholly owned subsidiary of Nationwide Financial Services, Inc., as of December 31, 2001 and 2000, and the related consolidated statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

As discussed in note 2 to the consolidated financial statements, the Company changed its methods of accounting for derivative instruments and hedging activities, and for purchased or retained interests in securitized financial assets in 2001.



KPMG LLP


Columbus, Ohio
January 29, 2002

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                           Consolidated Balance Sheets

                     (in millions, except per share amounts)

                                                                                              December 31,
                                                                                     ------------------------------
                                                                                        2001                 2000
                                                                                     =========            =========
                                     ASSETS
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities (cost $17,961.6 in 2001; $15,245.8 in 2000)            $18,370.8            $15,443.0
    Equity securities (cost $83.0 in 2001; $103.5 in 2000)                                94.0                109.0
  Mortgage loans on real estate, net                                                   7,113.1              6,168.3
  Real estate, net                                                                       172.0                310.7
  Policy loans                                                                           591.1                562.6
  Other long-term investments                                                            125.0                101.8
  Short-term investments, including amounts managed by a related party                 1,011.3                442.6
                                                                                     ---------            ---------
                                                                                      27,477.3             23,138.0
                                                                                     ---------            ---------

Cash                                                                                      22.6                 18.4
Accrued investment income                                                                306.7                251.4
Deferred policy acquisition costs                                                      3,189.0              2,865.6
Other assets                                                                             646.0                396.7
Assets held in separate accounts                                                      59,513.0             65,897.2
                                                                                     ---------            ---------
                                                                                     $91,154.6            $92,567.3
                                                                                     =========            =========

                      LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits and claims                                                    $25,216.0            $22,183.6
Short-term debt                                                                          100.0                118.7
Long-term debt, payable to NFS                                                           300.0                   --
Other liabilities                                                                      2,307.9              1,164.9
Liabilities related to separate accounts                                              59,513.0             65,897.2
                                                                                     ---------            ---------
                                                                                      87,436.9             89,364.4
                                                                                     ---------            ---------

Commitments and contingencies (notes 10 and 15)

Shareholder's equity:
  Common stock, $1 par value.  Authorized 5.0 million shares;
    3.8 million shares issued and outstanding                                              3.8                  3.8
  Additional paid-in capital                                                             646.1                646.1
  Retained earnings                                                                    2,863.1              2,436.3
  Accumulated other comprehensive income                                                 204.7                116.7
                                                                                     ---------            ---------
                                                                                       3,717.7              3,202.9
                                                                                     ---------            ---------
                                                                                     $91,154.6            $92,567.3
                                                                                     =========            =========

See accompanying notes to consolidated financial statements, including note 13 which describes related party transactions.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                        Consolidated Statements of Income

                                  (in millions)

                                                                                             Years ended December 31,
                                                                                    ------------------------------------------
                                                                                     2001             2000             1999
                                                                                    ========         ========         ========
Revenues:
  Policy charges                                                                    $1,017.3         $1,091.4         $  895.5
  Life insurance premiums                                                              251.1            240.0            220.8
  Net investment income                                                              1,725.0          1,654.9          1,520.8
  Net realized (losses) gains on investments, hedging instruments and hedged items:
      Unrelated parties                                                                (62.7)           (19.4)           (11.6)
      Related party                                                                     44.4               --               --
  Other                                                                                 14.1             17.0             66.1
                                                                                    --------         --------         --------
                                                                                     2,989.2          2,983.9          2,691.6
                                                                                    --------         --------         --------

Benefits and expenses:
  Interest credited to policyholder account balances                                 1,238.7          1,182.4          1,096.3
  Other benefits and claims                                                            280.3            241.6            210.4
  Policyholder dividends on participating policies                                      41.7             44.5             42.4
  Amortization of deferred policy acquisition costs                                    347.9            352.1            272.6
  Interest expense on debt                                                               6.2              1.3               --
  Other operating expenses                                                             444.1            479.0            463.4
                                                                                    --------         --------         --------
                                                                                     2,358.9          2,300.9          2,085.1
                                                                                    --------         --------         --------

    Income before federal income tax expense and cumulative effect of
     adoption of accounting principles                                                 630.3            683.0            606.5
Federal income tax expense                                                             161.4            207.7            201.4
                                                                                    --------         --------         --------
    Income before cumulative effect of adoption of accounting principles               468.9            475.3            405.1
Cumulative effect of adoption of accounting principles, net of tax                      (7.1)              --               --
                                                                                    --------         --------         --------
    Net income                                                                      $  461.8         $  475.3         $  405.1
                                                                                    ========         ========         ========

See accompanying notes to consolidated financial statements, including note 13 which describes related party transactions.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                 Consolidated Statements of Shareholder's Equity

                  Years ended December 31, 2001, 2000 and 1999
                                  (in millions)

                                                                                           Accumulated
                                                            Additional                        other            Total
                                                Common        paid-in       Retained       comprehensive   shareholder's
                                                stock         capital       earnings       income (loss)       equity
                                               ========     ==========      ========       =============   =============
Balance as of December 31, 1998                     3.8         914.7        1,579.0            275.6        2,773.1

Comprehensive income:
    Net income                                       --            --          405.1               --          405.1
    Net unrealized losses on securities
      available-for-sale arising during
      the year, net of tax                           --            --             --           (315.0)        (315.0)
                                                                                                            --------
  Total comprehensive income                                                                                    90.1
                                                                                                            --------
Capital contribution                                 --          26.4           87.9             23.5          137.8
Return of capital to shareholder                     --        (175.0)            --               --         (175.0)
Dividends to shareholder                             --            --          (61.0)              --          (61.0)
                                               --------      --------       --------         --------       --------
Balance as of December 31, 1999                     3.8         766.1        2,011.0            (15.9)       2,765.0
                                               ========      ========       ========         ========       ========

Comprehensive income:
    Net income                                       --            --          475.3               --          475.3
    Net unrealized gains on securities
      available-for-sale arising during
      the year, net of tax                           --            --             --            132.6          132.6
                                                                                                            --------
  Total comprehensive income                                                                                   607.9
                                                                                                            --------
Return of capital to shareholder                     --        (120.0)            --               --         (120.0)
Dividends to shareholder                             --            --          (50.0)              --          (50.0)
                                               --------      --------       --------         --------       --------
Balance as of December 31, 2000                $    3.8      $  646.1       $2,436.3         $  116.7       $3,202.9
                                               ========      ========       ========         ========       ========

Comprehensive income:
    Net income                                       --            --          461.8               --          461.8
    Net unrealized gains on securities
      available-for-sale arising during
      the year, net of tax                           --            --             --             98.2           98.2
    Cumulative effect of adoption of
      accounting principles, net of tax              --            --             --             (1.4)          (1.4)
    Accumulated net losses on cash flow
      hedges, net of tax                             --            --             --             (8.8)          (8.8)
                                                                                                            --------
  Total comprehensive income                                                                                   549.8
                                                                                                            --------
Dividends to shareholder                             --            --          (35.0)              --          (35.0)
                                               --------      --------       --------         --------       --------
Balance as of December 31, 2001                $    3.8      $  646.1       $2,863.1         $  204.7       $3,717.7
                                               ========      ========       ========         ========       ========

See accompanying notes to consolidated financial statements, including note 13 which describes related party transactions.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                      Consolidated Statements of Cash Flows

                                  (in millions)

                                                                                               Years ended December 31,
                                                                                      ------------------------------------------
                                                                                        2001             2000             1999
                                                                                      ========         ========         ========
Cash flows from operating activities:
  Net income                                                                          $  461.8         $  475.3         $  405.1
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                               1,238.7          1,182.4          1,096.3
      Capitalization of deferred policy acquisition costs                               (743.0)          (778.9)          (637.0)
      Amortization of deferred policy acquisition costs                                  347.9            352.1            272.6
      Amortization and depreciation                                                      (31.5)           (12.7)             2.4
      Realized losses (gains) on investments, hedging instruments and hedged items:
          Unrelated parties                                                               62.7             19.4             11.6
          Related parties                                                                (44.4)              --               --
     Cumulative effect of adoption of accounting principles                               10.9               --               --
      Increase in accrued investment income                                              (55.3)           (12.8)            (7.9)
     (Increase) decrease in other assets                                                (272.5)           (92.0)           122.9
      Increase (decrease) in policy liabilities                                           33.0             (0.3)           (20.9)
      Increase in other liabilities                                                      304.0            229.3            149.7
      Other, net                                                                           8.3             22.3             (8.6)
                                                                                      --------         --------         --------
        Net cash provided by operating activities                                      1,320.6          1,384.1          1,386.2
                                                                                      --------         --------         --------
Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                              3,933.9          2,988.7          2,307.9
  Proceeds from sale of securities available-for-sale                                    497.8            602.0            513.1
  Proceeds from repayments of mortgage loans on real estate                            1,204.4            911.7            696.7
  Proceeds from sale of real estate                                                       29.1             18.7              5.7
  Proceeds from sale of limited partnership to related party                             158.9               --               --
  Proceeds from repayments of policy loans and sale of other invested assets              68.9             79.3             40.9
  Cost of securities available-for-sale acquired                                      (7,123.6)        (3,475.5)        (3,724.9)
  Cost of mortgage loans on real estate acquired                                      (2,123.1)        (1,318.0)          (971.4)
  Cost of real estate acquired                                                            (0.4)            (7.1)           (14.2)
  Short-term investments, net                                                           (568.7)           (26.6)           (27.5)
  Collateral received - securities lending, net                                          791.6               --               --
  Other, net                                                                            (192.2)          (182.3)          (110.9)
                                                                                      --------         --------         --------
        Net cash used in investing activities                                         (3,323.4)          (409.1)        (1,284.6)
                                                                                      --------         --------         --------
Cash flows from financing activities:
  Net proceeds from issuance of long-term debt to NFS                                    300.0               --               --
  Capital returned to shareholder                                                           --           (120.0)          (175.0)
  Net change in short-term debt                                                          (18.7)           118.7               --
  Cash dividends paid                                                                    (35.0)          (100.0)           (13.5)
  Increase in investment and universal life insurance product account balances         5,976.7          4,517.0          3,799.4
  Decrease in investment and universal life insurance product account balances        (4,216.0)        (5,377.1)        (3,711.1)
                                                                                      --------         --------         --------
        Net cash provided by (used in) financing activities                            2,007.0           (961.4)          (100.2)
                                                                                      --------         --------         --------
Net increase in cash                                                                       4.2             13.6              1.4

Cash, beginning of year                                                                   18.4              4.8              3.4
                                                                                      --------         --------         --------
Cash, end of year                                                                     $   22.6         $   18.4         $    4.8
                                                                                      ========         ========         ========

See accompanying notes to consolidated financial statements, including note 13 which describes related party transactions.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

                        December 31, 2001, 2000 and 1999

(1)   Organization and Description of Business

      Nationwide Life Insurance Company (NLIC, or collectively with its subsidiaries, the Company) is a leading provider of long-term savings and retirement products in the United States of America and is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). The Company develops and sells a diverse range of products including individual annuities, private and public sector pension plans and other investment products sold to institutions and life insurance. NLIC sells its products through a diverse network of distribution channels, including independent broker/dealers, brokerage firms, financial institutions, pension plan administrators, life insurance specialists, Nationwide Retirement Solutions and Nationwide agents.

      Wholly owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC), Nationwide Securities, Inc., and Nationwide Investment Services Corporation.

(2)   Summary of Significant Accounting Policies

      The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which differ from statutory accounting practices. The statutory financial statements of NLIC and NLAIC are presented on the basis of accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The State of Ohio has adopted the National Association of Insurance Commissioners (NAIC) statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. NLIC and NLAIC have no statutory accounting practices that differ from NAIC SAP. See also note 12.

      In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

      The most significant estimates include those used in determining deferred policy acquisition costs for investment products and universal life insurance products, valuation allowances for mortgage loans on real estate, impairment losses on other investments and federal income taxes. Although some variability is inherent in these estimates, management believes the amounts provided are appropriate.

      (a)   Consolidation Policy

            The consolidated financial statements include the accounts of NLIC and companies in which NLIC directly or indirectly has a controlling interest. All significant intercompany balances and transactions have been eliminated.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      (b)   Valuation of Investments, Investment Income and Related Gains and
            Losses

            The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. The Company classifies fixed maturity and equity securities as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of accumulated other comprehensive income (AOCI) in shareholders' equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. Management regularly reviews its fixed maturity and equity securities portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. A number of criteria are considered during this process including, but not limited to, the current fair value as compared to amortized cost or cost, as appropriate, of the security, the length of time the security's fair value has been below amortized cost/cost, and by how much, and specific credit issues related to the issuer. Impairment losses result in a reduction of the cost basis of the underlying investment.

            For mortgage-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income. All other investment income is recorded on the accrual basis.

            Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established equal to the difference between the carrying value and the estimated value of the mortgage loan. Estimated value is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in net investment income in the period received.

            The valuation allowance account for mortgage loans on real estate is maintained at a level believed adequate by the Company to absorb estimated probable credit losses. The Company's periodic evaluation of the adequacy of the allowance for losses is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

            Real estate is carried at cost less accumulated depreciation. Real estate designated as held for disposal is carried at the lower of the carrying value at the time of such designation or fair value less cost to sell. Other long-term investments are carried on the equity method of accounting. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

            Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Changes in valuation allowances and impairment losses for other-than-temporary declines in fair values are included in realized gains and losses on investments, hedging instruments and hedged items.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      (c)   Derivative Instruments

            Derivatives are carried at fair value. On the date the derivative contract is entered into, the Company designates the derivative as either a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment (fair value hedge), a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge), or a foreign currency fair value or cash flow hedge (foreign currency hedge) or a non-hedge transaction. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for entering into various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used for hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively.

            The Company enters into interest rate swaps, cross-currency swaps or Eurodollar Futures to hedge the fair value of existing fixed rate assets and liabilities. In addition, the Company uses short treasury future positions to hedge the fair value of bond and mortgage loan commitments. Typically, the Company is hedging the risk of changes in fair value attributable to changes in benchmark interest rates. Derivative instruments classified as fair value hedges are carried at fair value, with changes in fair value recorded in realized gains and losses on investments, hedging instruments and hedged items. Changes in the fair value of the hedged item, attributable to the risk being hedged, are also recorded in realized gains and losses on investments, hedging instruments and hedged items. The adjustment of the carrying amount of hedged assets using Eurodollar Futures and firm commitments using Treasury Futures are accounted for in the same manner as other components of the carrying amount of that asset. The adjustment of the carrying amount is amortized to investment income over the life of the asset.

            The Company may enter into receive fixed/pay variable interest rate swaps to hedge existing floating rate assets or to hedge cash flows from the anticipated purchase of investments. These derivative instruments are classified as cash flow hedges and are carried at fair value, with the offset recorded in AOCI to the extent the hedging relationship is effective. The ineffective portion of the hedging relationship is recorded in realized gains and losses on investments, hedging instruments and hedged items. Gains and losses on cash flow derivative instruments are reclassified out of AOCI and recognized in earnings over the same period(s) that the hedged item affects earnings.

            Amounts receivable or payable under interest rate and foreign currency swaps are recognized as an adjustment to net investment income or interest credited to policyholder account balances consistent with the nature of the hedged item.

            From time to time, the Company may enter into a derivative transaction that will not qualify for hedge accounting. These include basis swaps (receive one variable rate, pay another variable rate) to hedge variable rate assets or foreign-denominated liabilities. These instruments are carried at fair value, with changes in fair value recorded in realized gains and losses on investments, hedging instruments and hedged items.

            The Company discontinues hedge accounting prospectively when it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of the hedged item, the derivative expires, or is sold, terminated or exercised, the derivative is dedesignated as a hedging instrument, because it is unlikely that a forecasted transaction will occur, a hedged firm commitment no longer meets the definition of a firm commitment, or management determines that designation of the derivative as a hedging instrument is no longer appropriate.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

            When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the Company continues to carry the derivative on the consolidated balance sheet at its fair value, and no longer adjusts the hedged item for changes in fair value. The adjustment of the carrying amount of the hedged item is accounted for in the same manner as other components of the carrying amount of that item. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the Company continues to carry the derivative on the consolidated balance sheet at its fair value, removes any asset or liability that was recorded pursuant to recognition of the firm commitment from the consolidated balance sheet and recognizes any gain or loss in net realized gains and losses on investments, hedging instruments and hedged items. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the Company continues to carry the derivative on the consolidated balance sheet at fair value and gains and losses that were accumulated in AOCI are recognized immediately in realized gains and losses on investments, hedging instruments and hedged items. In all other situations in which hedge accounting is discontinued, the Company continues to carry the derivative at its fair value on the consolidated balance sheet, and recognizes any changes in fair value in net realized gains and losses on investments, hedging instruments and hedged items.

            Prior to the adoption of SFAS 133, defined in note 2 (k), provided they met specific criteria, interest rate and foreign currency swaps and futures were considered hedges and accounted for under the accrual and deferral method, respectively. Amounts receivable or payable under interest rate and foreign currency swaps were recognized as an adjustment to net investment income or interest credited to policyholder account balances consistent with the nature of the hedged item. Changes in the fair value of interest rate swaps were not recognized on the consolidated balance sheet, except for interest rate swaps designated as hedges of fixed maturity securities available-for-sale, for which changes in fair values were reported in AOCI. Gains and losses on foreign currency swaps were recorded in earnings based on the related spot foreign exchange rate at the end of the reporting period. Gains and losses on these contracts offset those recorded as a result of translating the hedged foreign currency denominated liabilities and investments to U.S. dollars.

      (d)   Revenues and Benefits

            Investment Products and Universal Life Insurance Products:
            Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts and universal life contracts is determined based on the nature of such fees. Asset fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

            Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      (e)   Deferred Policy Acquisition Costs

            The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses that relate to and vary with the production of new or renewal business have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period.

            For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. The Company regularly reviews the estimated future gross profits and revises such estimates when appropriate. The cumulative change in amortization as a result of changes in estimates to reflect current best estimates is recorded as a charge or credit to amortization expense. The most significant assumptions that are involved in the estimation of future gross profits include future market performance and surrender/lapse rates. In the event actual expense differs significantly from assumptions or assumptions are significantly revised, the Company may be required to record a significant charge or credit to amortization expense. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(b).

            For traditional life insurance products, these deferred policy acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits.

      (f)   Separate Accounts

            Separate account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at market value except for separate account contracts with guaranteed investment returns. For all but $1.39 billion and $1.12 billion of separate account assets as of December 31, 2001 and 2000, respectively, the investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the separate accounts is not reflected in the consolidated statements of income and cash flows except for the fees the Company receives. Such fees are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.

      (g)   Future Policy Benefits

            Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

            Future policy benefits for traditional life insurance policies have been calculated by the net level premium method using interest rates varying from 6.0% to 10.5% and estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued.

      (h)   Participating Business

            Participating business represented approximately 17% in 2001 (21% in 2000 and 29% in 1999) of the Company's life insurance in force, 63% in 2001 (66% in 2000 and 69% in 1999) of the number of life insurance policies in force, and 9% in 2001 (8% in 2000 and 13% in 1999) of life insurance statutory premiums. The provision for policyholder dividends was based on then current dividend scales and has been included in "Future policy benefits and claims" in the accompanying consolidated balance sheets.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      (i)   Federal Income Tax

            The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC), the ultimate majority shareholder of NFS. The members of the consolidated tax return group have a tax sharing arrangement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

            The Company provides for federal income taxes based on amounts the Company believes it will ultimately owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain expenses and the realization of certain tax credits. In the event the ultimate deductibility of certain expenses or the realization of certain tax credits differ from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the consolidated financial statements.

            The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

      (j)   Reinsurance Ceded

            Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

      (k)   Recently Issued Accounting Pronouncements

            In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS
            133). SFAS 133, as amended by SFAS 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133, and SFAS 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities, was adopted by the Company effective January 1, 2001. Upon adoption, the provisions of SFAS 133 were applied prospectively.

            SFAS 133 establishes accounting and reporting standards for derivative instruments and hedging activities. It requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value.

            As of January 1, 2001, the Company had $755.4 million notional amount of freestanding derivatives with a market value of ($7.0) million. All other derivatives qualified for hedge accounting under SFAS 133. The adoption of SFAS 133 resulted in the Company recording a net transition adjustment loss of $4.8 million (net of related income tax of $2.6 million) in net income. In addition, a net transition adjustment loss of $3.6 million (net of related income tax of $2.0 million) was recorded in AOCI at January 1, 2001. The adoption of SFAS 133 resulted in the Company derecognizing $17.0 million of deferred assets related to hedges, recognizing $10.9 million of additional derivative instrument liabilities and $1.3 million of additional firm commitment assets, while also decreasing hedged future policy benefits by $3.0 million and increasing the carrying amount of hedged investments by $10.6 million. Further, the adoption of SFAS 133 resulted in the Company reporting total derivative instrument assets and liabilities of $44.8 million and $107.1 million, respectively, as of January 1, 2001.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

            The adoption of SFAS 133 may increase the volatility of reported earnings and other comprehensive income. The amount of volatility will vary with the level of derivative and hedging activities and fluctuations in market interest rates and foreign currency exchange rates during any period.

            In November 1999, the Emerging Issues Task Force (EITF) issued EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (EITF 99-20). The Company adopted EITF 99-20 on April 1, 2001. EITF 99-20 establishes the method of recognizing interest income and impairment on asset-backed investment securities. EITF 99-20 requires the Company to update the estimate of cash flows over the life of certain retained beneficial interests in securitization transactions and purchased beneficial interests in securitized financial assets. Pursuant to EITF 99-20, based on current information and events, if the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value and if there has been a decrease in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other-than-temporary impairment should be recognized. The cumulative effect, net of tax, upon adoption of EITF 99-20 on April 1, 2001 decreased net income by $2.3 million with a corresponding increase to AOCI.

            In July 2001, the FASB issued Statement of Financial Accounting Standards No. 141, Business Combinations (SFAS 141) and Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (SFAS 142).

            SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 and the use of the pooling-of-interests method has been eliminated.

            SFAS 142 applies to all acquired intangible assets whether acquired singularly, as part of a group, or in a business combination. SFAS 142 supersedes APB Opinion No. 17, Intangible Assets, and will carry forward provisions in Opinion 17 related to internally developed intangible assets. SFAS 142 changes the accounting for goodwill and intangible assets with indefinite lives from an amortization method to an impairment-only approach. The amortization of goodwill from past business combinations ceased upon adoption of this statement, which was January 1, 2002 for the Company. Companies are required to evaluate all existing goodwill and intangible assets with indefinite lives for impairment within six months of adoption. Any transitional impairment losses will be recognized in the first interim period in the year of adoption and will be recognized as the cumulative effect of a change in accounting principle.

            The Company does not expect any material impact of adopting SFAS 141 and SFAS 142 on the results of operations and financial position.

            In October 2001, the FASB issued Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144). SFAS 144 supersedes SFAS 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, and APB Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. SFAS 144 is effective for fiscal years beginning after December 15, 2001 (January 1, 2002 for the Company) and will carry forward many of the provisions of SFAS 121 and Opinion 30 for recognition and measurement of the impairment of long-lived assets to be held and used, and measurement of long-lived assets to be disposed of by sale. Under SFAS 144, if a long-lived asset is part of a group that includes other assets and liabilities, then the provisions of SFAS 144 apply to the entire group. In addition, SFAS 144 does not apply to goodwill and other intangible assets that are not amortized. Management does not expect the adoption of SFAS 144 to have a material impact on the results of operations or financial position of the Company.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

            In 2001, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 01-5, Amendments to Specific AICPA Pronouncements for Changes Related to the NAIC Codification (SOP 01-5). In doing so, AICPA SOP 94-5, Disclosures of Certain Matters in the Financial Statements of Insurance Enterprises, was amended to reflect the results of the completion of the NAIC codification of statutory accounting practices for certain insurance enterprises (Codification). The adoption of SOP 01-5 did not have an impact on the results of operations or financial position of the Company.

      (l)   Reclassification

            Certain items in the 2000 and 1999 consolidated financial statements and related footnotes have been reclassified to conform to the 2001 presentation.

(3)   Investments

      The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 2001 and 2000 were:

                                                                                        Gross         Gross
                                                                     Amortized        unrealized    unrealized       Estimated
      (in millions)                                                    cost             gains         losses        fair value
                                                                     =========        ==========    ==========      ==========
      December 31, 2001
          Fixed maturity securities:
          U.S. Treasury securities and obligations of U.S.
            Government corporations and agencies                     $   263.2        $    23.1     $     0.5        $   285.8
          Obligations of states and political subdivisions                 7.6              0.3            --              7.9
          Debt securities issued by foreign governments                   41.8              2.6            --             44.4
          Corporate securities                                        11,769.8            470.6         176.5         12,063.9
          Mortgage-backed securities - U.S. Government backed          2,012.3             67.8           3.7          2,076.4
          Asset-backed securities                                      3,866.9             76.7          51.2          3,892.4
                                                                     ---------        ---------     ---------        ---------
              Total fixed maturity securities                         17,961.6            641.1         231.9         18,370.8
        Equity securities                                                 83.0             11.0            --             94.0
                                                                     ---------        ---------     ---------        ---------
                                                                     $18,044.6        $   652.1     $   231.9        $18,464.8
                                                                     =========        =========     =========        =========

      December 31, 2000
          Fixed maturity securities:
          U.S. Treasury securities and obligations of U.S.
            Government corporations and agencies                     $   277.5        $    33.4     $     0.1        $   310.8
          Obligations of states and political subdivisions                 8.6              0.2            --              8.8
          Debt securities issued by foreign governments                   94.1              1.5           0.1             95.5
          Corporate securities                                         9,758.3            235.0         135.1          9,858.2
          Mortgage-backed securities - U.S. Government backed          2,719.1             46.1           3.8          2,761.4
          Asset-backed securities                                      2,388.2             36.3          16.2          2,408.3
                                                                     ---------        ---------     ---------        ---------
              Total fixed maturity securities                         15,245.8            352.5         155.3         15,443.0
        Equity securities                                                103.5              9.5           4.0            109.0
                                                                     ---------        ---------     ---------        ---------
                                                                     $15,349.3        $   362.0     $   159.3        $15,552.0
                                                                     =========        =========     =========        =========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 2001, by expected maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                            Amortized              Estimated
      (in millions)                                                                           cost                 fair value
                                                                                            =========              ==========
      Fixed maturity securities available for sale:
         Due in one year or less                                                            $ 1,125.4               $ 1,141.7
         Due after one year through five years                                                5,154.4                 5,295.6
         Due after five years through ten years                                               4,073.6                 4,188.8
         Due after ten years                                                                  1,729.0                 1,775.9
                                                                                            ---------               ---------
                                                                                             12,082.4                12,402.0
          Mortgage-backed securities - U.S. Government backed                                 2,012.3                 2,076.4
          Asset-backed securities                                                             3,866.9                 3,892.4
                                                                                            ---------               ---------
                                                                                            $17,961.6               $18,370.8
                                                                                            =========               =========

      The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:

      (in millions)                                                                           2001                    2000
                                                                                            =========               =========
      Gross unrealized gains                                                                $   420.2               $   202.7
      Adjustment to deferred policy acquisition costs                                           (94.9)                  (23.2)
      Deferred federal income tax                                                              (113.9)                  (62.8)
                                                                                            ---------               ---------
                                                                                            $   211.4               $   116.7
                                                                                            =========               =========

      An analysis of the change in gross unrealized gains (losses) on securities available-for-sale for the years ended December 31:

           (in millions)                                                   2001                  2000                   1999
                                                                          ======                ======                =======
      Securities available-for-sale:
        Fixed maturity securities                                         $212.0                $280.5                $(607.1)
        Equity securities                                                    5.5                  (2.5)                  (8.8)
                                                                          ------                ------                -------
                                                                          $217.5                $278.0                $(615.9)
                                                                          ======                ======                =======

      Proceeds from the sale of securities available-for-sale during 2001, 2000 and 1999 were $497.8 million, $602.0 million and $513.1 million, respectively. During 2001, gross gains of $31.3 million ($12.1 million and $10.4 million in 2000 and 1999, respectively) and gross losses of $10.1 million ($15.1 million and $35.5 million in 2000 and 1999, respectively) were realized on those sales.

      The Company had $25.2 million and $13.0 million of real estate investments as of December 31, 2001 and 2000, respectively, that were non-income producing the preceding twelve months.

      Real estate is presented at cost less accumulated depreciation of $22.0 million as of December 31, 2001 ($25.7 million as of December 31, 2000). The carrying value of real estate held for disposal totaled $33.4 million and $8.5 million as of December 31, 2001 and 2000, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      The recorded investment of mortgage loans on real estate considered to be impaired was $29.9 million as of December 31, 2001 ($9.8 million as of December 31, 2000), which includes $5.3 million ($5.3 million as of December 31, 2000) of impaired mortgage loans on real estate for which the related valuation allowance was $1.0 million ($1.6 million as of December 31, 2000) and $24.6 million ($4.5 million as of December 31, 2000) of impaired mortgage loans on real estate for which there was no valuation allowance. Impaired mortgage loans with no valuation allowance are a result of collateral dependent loans where the fair value of the collateral is greater than the recorded investment of the loan. During 2001, the average recorded investment in impaired mortgage loans on real estate was $7.9 million ($7.7 million in 2000) and interest income recognized on those loans totaled $0.4 million in 2001 ($0.4 million in 2000) which is equal to interest income recognized using a cash-basis method of income recognition.

      Activity in the valuation allowance account for mortgage loans on real estate for the years ended December 31 was as follows:

      (in millions)                                                              2001               2000               1999
                                                                               ========           ========           ========
      Allowance, beginning of year                                             $   45.3           $   44.4           $   42.4
        Additions (reductions) charged (credited) to operations                    (1.2)               4.1                0.7
        Direct write-downs charged against the allowance                           (1.2)              (3.2)                --
        Allowance on acquired mortgage loans                                         --                 --                1.3
                                                                               --------           --------           --------
           Allowance, end of year                                              $   42.9           $   45.3           $   44.4
                                                                               ========           ========           ========

      An analysis of investment income (loss) by investment type follows for the years ended December 31:

      (in millions)                                                              2001              2000               1999
                                                                               ========           ========           ========
      Gross investment income:
        Securities available-for-sale:
          Fixed maturity securities                                            $1,181.1           $1,095.5           $1,031.3
          Equity securities                                                         1.8                2.6                2.5
        Mortgage loans on real estate                                             527.9              494.5              460.4
        Real estate                                                                33.1               32.2               28.8
        Short-term investments                                                     28.3               27.0               18.6
        Derivatives                                                               (19.7)               3.9               (1.0)
        Other                                                                      20.9               49.3               27.5
                                                                               --------           --------           --------
            Total investment income                                             1,773.4            1,705.0            1,568.1
      Less investment expenses                                                     48.4               50.1               47.3
                                                                               --------           --------           --------
            Net investment income                                              $1,725.0           $1,654.9           $1,520.8
                                                                               ========           ========           ========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      An analysis of net realized (losses) gains on investments, hedging instruments and hedged items, by investment type follows for the years ended December 31:

      (in millions)                                                                       2001           2000           1999
                                                                                         ======         ======         ======
      Unrelated parties:
         Realized gains (losses) on sale of securities available-for-sale:
            Fixed maturity securities                                                    $ 20.8         $ (7.7)        $(32.5)
            Equity securities                                                               0.4            4.7            7.4
         Other-than-temporary impairments of securities available-for-sale:
            Fixed maturity securities                                                     (66.1)         (10.5)           7.5
            Equity securities                                                             (13.8)            --             --
         Real estate                                                                        1.9           (0.5)           0.9
         Mortgage loans on real estate(1)                                                   0.6           (4.2)          (0.6)
         Derivatives                                                                         --           (2.7)          (1.6)
         Other                                                                             (6.5)           1.5            7.3
                                                                                         ------         ------         ------
                                                                                          (62.7)         (19.4)         (11.6)
      Related party - gain on sale of limited partnership                                  44.4             --             --
                                                                                         ------         ------         ------
      Net realized losses on investments, hedging instruments and
          hedged items                                                                   $(18.3)        $(19.4)        $(11.6)
                                                                                         ======         ======         ======

----------
      (1) The 2001 amount is comprised of $9.9 million of net realized gains on the sale of mortgage loans on real estate, including those related to a securitization transaction, and $9.3 million of realized losses on derivatives hedging the sale of mortgage loans on real estate.

      Fixed maturity securities with an amortized cost of $6.6 million as of December 31, 2001 and $6.5 million as of December 31, 2000 were on deposit with various regulatory agencies as required by law. In addition, fixed maturity securities with an amortized cost of $6.3 million as of December 31, 2000 were placed in escrow under a contractual obligation and none as of December 31, 2001.

      As of December 31, 2001 the Company had pledged fixed maturity securities with a fair value of $112.3 million as collateral to various derivative counterparties.

      As of December 31, 2001 the Company held collateral of $18.0 million on derivative transactions. This amount is included in short-term investments with a corresponding liability recorded in other liabilities.

      As of December 31, 2001, the Company had loaned securities with a fair value of $775.5 million. As of December 31, 2001 the Company held collateral of $791.6 million. This amount is included in short-term investments with a corresponding liability recorded in other liabilities.

(4)   Short-term Debt

      NLIC has established a $300 million commercial paper program under which, borrowings are unsecured and are issued for terms of 364 days or less. As of December 31, 2001 and 2000 the Company had $100.0 million and $118.7 million, respectively, of commercial paper outstanding at an average effective rate of 1.90% and 6.53%, respectively. See also note 14.

(5)   Long-term Debt, payable to NFS

      On December 19, 2001 the Company sold a 7.50%, $300.0 million surplus note to NFS, maturing on December 17, 2031. The fair value of the surplus note as of December 31, 2001 was $300.0 million. Principal and interest payments are subject to prior approval by the superintendent of insurance of the State of Ohio. The Company is scheduled to pay interest semi-annually on June 17 and December 17 of each year commencing June 17, 2002.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

(6)   Derivative Financial Instruments

      QUALITATIVE DISCLOSURE

      Interest Rate Risk Management

      The Company is exposed to changes in the fair value of fixed rate investments (commercial mortgage loans and corporate bonds) due to changes in interest rates. To manage this risk, the Company enters into various types of derivative instruments to minimize fluctuations in fair values resulting from changes in interest rates. The Company principally uses interest rate swaps and short Eurodollar futures to manage this risk.

      Under interest rate swaps, the Company receives variable interest rate payments and makes fixed rate payments, thereby creating floating rate investments.

      Short Eurodollar futures change the fixed rate cash flow exposure to variable rate cash flows. With short Eurodollar futures, if interest rates rise (fall), the gains (losses) on the futures adjust the fixed rate income on the investments, thereby creating floating rate investments.

      As a result of entering into commercial mortgage loan and private placement commitments, the Company is exposed to changes in the fair value of the commitment due to changes in interest rates during the commitment period. To manage this risk, the Company enters into short Treasury futures.

      With short Treasury futures, if interest rates rise (fall), the gains (losses) on the futures will offset the change in fair value of the commitment.

      Floating rate investments (commercial mortgage loans and corporate bonds) expose the Company to fluctuations in cash flow and investment income due to changes in interest rates. To manage this risk, the Company enters into receive fixed, pay variable over-the-counter interest rate swaps or long Eurodollar futures strips to convert the variable rate investments to a fixed rate.

      In using interest rate swaps, the Company receives fixed interest rate payments and makes variable rate payments; thereby creating fixed rate assets.

      The long Eurodollar futures change the variable rate cash flow exposure to fixed rate cash flows. With long Eurodollar futures, if interest rates rise (fall), the losses (gains) on the futures are used to reduce the variable rate income on the investments, thereby creating fixed rate investments.

      Foreign Currency Risk Management

      In conjunction with the Company's medium-term note program, from time to time, the Company issues both fixed and variable rate liabilities denominated in foreign currencies. As a result, the Company is exposed to changes in fair value of the liabilities due to changes in foreign currency exchange rates and interest rates. To manage these risks, the Company enters into cross-currency interest rate swaps to convert these liabilities to a variable U.S. dollar rate.

      For a fixed rate liability, the cross-currency interest rate swap is structured to receive a fixed rate, in the foreign currency, and pay a variable U.S. dollar rate, generally 3-month libor. For a variable rate foreign liability, the cross-currency interest rate swap is structured to receive a variable rate, in the foreign currency, and pay a variable U.S. dollar rate, generally 3-month libor.

      The Company is exposed to changes in fair value of fixed rate investments denominated in a foreign currency due to changes in foreign currency exchange rates and interest rates. To manage this risk, the Company uses cross-currency interest rate swaps to convert these assets to variable U.S. dollar rate instruments.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      Cross-currency interest rate swaps on assets are structured to pay a fixed rate, in the foreign currency, and receive a variable U.S. dollar rate, generally 3-month libor.

      Non-Hedging Derivatives

      From time-to-time, the Company enters into over-the-counter basis swaps (receive one variable rate, pay another variable rate) to change the rate characteristics of a specific investment to better match the variable rate paid on a liability. While the pay-side terms of the basis swap will line up with the terms of the asset, the Company is not able to match the receive-side terms of the derivative to a specific liability; therefore, basis swaps do not receive hedge accounting treatment.

      QUANTITATIVE DISCLOSURE

      Fair Value Hedges

      During the year ended December 31, 2001, gains of $2.1 million were recognized in net realized losses on investments, hedging instruments and hedged items. This represents the ineffective portion of the fair value hedging relationships. There were no gains or losses attributable to the portion of the derivative instruments' change in fair value excluded from the assessment of hedge effectiveness. There were also no gains or losses recognized in earnings as a result of hedged firm commitments no longer qualifying as fair value hedges.

      Cash Flow Hedges

      For the year ended December 31, 2001, the ineffective portion of cash flow hedges was immaterial. There were no gains or losses attributable to the portion of the derivative instruments' change in fair value excluded from the assessment of hedge effectiveness.

      The Company anticipates reclassifying less than $0.1 million in losses out of AOCI over the next 12-month period.

      As of December 31, 2001, the maximum length of time over which the Company is hedging its exposure to the variability in future cash flows associated with forecasted transactions is twelve months. The Company did not discontinue any cash flow hedges because the original forecasted transaction was no longer probable.

      Other Derivative Instruments, Including Embedded Derivatives

      Net realized gains and losses on investments, hedging instruments and hedged items for the year ended December 31, 2001 include a loss of $1.6 million related to other derivative instruments, including embedded derivatives. For the year ended December 31, 2001 a $27.7 million loss was recorded in net realized losses on investments, hedging instruments and hedged items reflecting the change in fair value of cross-currency interest rate swaps hedging variable rate medium-term notes denominated in foreign currencies. An offsetting gain of $26.3 million was recorded in net realized losses on investments, hedging instruments and hedged items to reflect the change in spot rates of these foreign currency denominated obligations during the year ended December 31, 2001.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      The notional amount of derivative financial instruments outstanding as of December 31, 2001 and 2000 were as follows:

       (in millions )                                                                              2001                  2000
                                                                                                 ========             ========
       Interest rate swaps
         Pay fixed/receive variable rate swaps hedging investments                               $1,952.3             $  934.8
         Pay variable/receive fixed rate swaps hedging investments                                  698.4                 98.8
         Pay variable/receive variable rate swaps hedging investments                               197.8                184.0
         Other contracts hedging investments                                                        523.0                 20.4

      Cross currency interest rate swaps
          Hedging foreign currency denominated investments                                           56.1                 30.5
          Hedging foreign currency denominated liabilities                                        2,500.4              1,512.2

      Interest rate futures contracts                                                             6,019.4              5,659.8
                                                                                                 --------             --------

(7)   Federal Income Tax

      The tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31, 2001 and 2000 were as follows:

      (in millions)                                                                             2001                     2000
                                                                                              ========                 ========
      Deferred tax assets:
        Equity securities                                                                     $    6.5                 $     --
        Future policy benefits                                                                     8.2                     34.7
        Liabilities in separate accounts                                                         482.5                    462.7
        Mortgage loans on real estate and real estate                                              7.5                     18.8
        Derivatives                                                                               93.0                       --
        Other assets and other liabilities                                                        81.8                     40.3
                                                                                              --------                 --------
          Total gross deferred tax assets                                                        679.5                    556.5
        Less valuation allowance                                                                  (7.0)                    (7.0)
                                                                                              --------                 --------
          Net deferred tax assets                                                                672.5                    549.5
                                                                                              --------                 --------

      Deferred tax liabilities:
        Deferred policy acquisition costs                                                        861.3                    783.7
        Derivatives                                                                               91.5                       --
        Fixed maturity securities                                                                173.0                     98.8
        Deferred tax on realized investment gains                                                 26.1                     29.0
        Equity securities and other long-term investments                                         31.7                      6.4
        Other                                                                                     68.8                     38.1
                                                                                              --------                 --------
          Total gross deferred tax liabilities                                                 1,252.4                    956.0
                                                                                              --------                 --------
          Net deferred tax liability                                                          $  579.9                 $  406.5
                                                                                              ========                 ========

      In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Future taxable amounts or recovery of federal income tax paid within the statutory carryback period can offset nearly all future deductible amounts. The valuation allowance was unchanged for the years ended December 31, 2001, 2000 and 1999.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      The Company's current federal income tax liability was $186.2 million and $108.9 million as of December 31, 2001 and 2000, respectively.

      Federal income tax expense attributable to income before cumulative effect of adoption of accounting principles for the years ended December 31 was as follows:

      (in millions)                                                      2001                    2000                    1999
                                                                        ======                  ======                  ======
      Currently payable                                                 $ 32.5                  $ 78.0                  $ 53.6
      Deferred tax expense                                               128.9                   129.7                   147.8
                                                                        ------                  ------                  ------
                                                                        $161.4                  $207.7                  $201.4
                                                                        ======                  ======                  ======

      Total federal income tax expense for the years ended December 31, 2001, 2000 and 1999 differs from the amount computed by applying the U.S. federal income tax rate to income before federal income tax expense and cumulative effect of adoption of accounting principles as follows:

                                                                  2001                     2000                    1999
                                                            -------------------     -------------------     -------------------
      (in millions)                                         Amount          %       Amount          %       Amount          %
                                                            ======       ======     ======       ======     ======       ======
      Computed (expected) tax expense                       $220.6         35.0     $239.1         35.0     $212.3         35.0
      Tax exempt interest and dividends
        received deduction                                   (48.8)        (7.7)     (24.7)        (3.6)      (7.3)        (1.2)
      Income tax credits                                     (11.5)        (1.8)      (8.0)        (1.2)      (4.3)        (0.7)
      Other, net                                               1.1          0.1        1.3          0.2        0.7          0.1
                                                            ------       ------     ------       ------     ------       ------
          Total (effective rate of each year)               $161.4         25.6     $207.7         30.4     $201.4         33.2
                                                            ======       ======     ======       ======     ======       ======

      Total federal income tax (refunded) paid was $(45.4) million, $74.6 million and $29.8 million during the years ended December 31, 2001, 2000 and 1999, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

(8)   Comprehensive Income (Loss)

      Comprehensive income (loss) includes net income as well as certain items that are reported directly within separate components of shareholder's equity that bypass net income. Other comprehensive income (loss) is comprised of unrealized gains (losses) on securities available-for-sale and accumulated net losses on cash flow hedges. The related before and after federal income tax amounts for the years ended December 31, 2001, 2000 and 1999 were as follows:

      (in millions)                                                                       2001           2000          1999
                                                                                         ======         ======        =======
      Unrealized gains (losses) on securities available-for-sale arising during the period:
         Gross                                                                           $164.0         $264.5        $(665.3)
         Adjustment to deferred policy acquisition costs                                  (71.7)         (74.0)         167.5
         Related federal income tax (expense) benefit                                     (32.3)         (66.7)         171.4
                                                                                         ------         ------        -------
            Net                                                                            60.0          123.8         (326.4)
                                                                                         ------         ------        -------

      Reclassification adjustment for net losses on securities
         available-for-sale realized during the period:
         Gross                                                                             58.7           13.5           17.6
         Related federal income tax benefit                                               (20.5)          (4.7)          (6.2)
                                                                                         ------         ------        -------
            Net                                                                            38.2            8.8           11.4
                                                                                         ------         ------        -------

      Other comprehensive income (loss) on securities
         available-for-sale                                                                98.2          132.6         (315.0)
                                                                                         ------         ------        -------

      Accumulated net loss on cash flow hedges:
         Gross                                                                            (13.5)            --             --
         Related federal income tax benefit                                                 4.7             --             --
                                                                                         ------         ------        -------
           Other comprehensive loss on cash flow hedges                                    (8.8)            --             --
                                                                                         ------         ------        -------

      Accumulated net loss on transition adjustments:
            Transition adjustment - SFAS 133                                               (5.6)            --             --
            Transition adjustment - EITF 99-20                                              3.5             --             --
            Related federal income tax benefit                                              0.7             --             --
                                                                                         ------         ------        -------
              Other comprehensive loss on transition adjustments                           (1.4)            --             --
                                                                                         ------         ------        -------
      Total other comprehensive income (loss)                                            $ 88.0         $132.6        $(315.0)
                                                                                         ======         ======        =======

      Reclassification adjustments for net realized gains and losses on the ineffective portion of cash flow hedges were immaterial during 2001 and, therefore, are not reflected in the table above.

(9)   Fair Value of Financial Instruments

      The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

      Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

      The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

      In estimating its fair value disclosures, the Company used the following methods and assumptions:

            Fixed maturity and equity securities: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices. The carrying amount and fair value for fixed maturity and equity securities exclude the fair value of derivatives contracts designated as hedges of fixed maturity and equity securities.

            Mortgage loans on real estate, net: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for impaired mortgage loans is the estimated fair value of the underlying collateral.

            Policy loans, short-term investments and cash: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

            Separate account assets and liabilities: The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which is net of certain surrender charges.

            Investment contracts: The fair value for the Company's liabilities under investment type contracts is based on one of two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

            Policy reserves on life insurance contracts: Included are disclosures for individual and corporate-owned life insurance, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

            Collateral received - securities lending and derivatives: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

            Short-term debt: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

            Long-term debt, payable to NFS: The fair value for long-term debt is based on quoted market prices.

            Commitments to extend credit: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 10.

            Futures contracts: The fair value for futures contracts is based on quoted market prices.

            Interest rate and foreign currency swaps: The fair value for interest rate and foreign currency swaps are calculated with pricing models using current rate assumptions.

      Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:

                                                                           2001                              2000
                                                                ---------------------------        ----------------------------
                                                                 Carrying        Estimated           Carrying        Estimated
           (in millions)                                          amount         fair value           amount         fair value
                                                                ==========       ==========         ==========       ==========
           Assets:
             Investments:
               Securities available-for-sale:
                 Fixed maturity securities                      $ 18,370.8       $ 18,370.8         $ 15,451.3       $ 15,451.3
                 Equity securities                                    94.0             94.0              109.0            109.0
               Mortgage loans on real estate, net                  7,113.1          7,293.3            6,168.3          6,327.8
               Policy loans                                          591.1            591.1              562.6            562.6
               Short-term investments                              1,011.3          1,011.3              442.6            442.6
             Cash                                                     22.6             22.6               18.4             18.4
             Assets held in separate accounts                     59,513.0         59,513.0           65,897.2         65,897.2

           Liabilities:
             Investment contracts                                (19,549.5)       (18,421.0)         (16,815.3)       (15,979.8)
             Policy reserves on life insurance contracts          (5,666.5)        (5,524.4)          (5,368.4)        (5,128.5)
             Collateral received - securities lending and
                 derivatives                                        (809.6)          (809.6)                --               --
             Short-term debt                                        (100.0)          (100.0)            (118.7)          (118.7)
             Long-term debt, payable to NFS                         (300.0)          (300.0)                --               --
             Liabilities related to separate accounts            (59,513.0)       (58,387.3)         (65,897.2)       (64,237.6)

           Derivative financial instruments:
             Interest rate swaps hedging assets                       (5.6)            (5.6)              (8.3)            (8.3)
             Cross currency interest rate swaps                      (66.0)           (66.0)             (24.3)           (24.3)
             Futures contracts                                       (33.0)           (33.0)             (16.0)           (16.0)
                                                                ----------       ----------         ----------       ----------

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

(10)  Risk Disclosures

      The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

      Credit Risk: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

      Interest Rate Risk: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer could potentially have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

      Legal/Regulatory Risk: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and by operating throughout the U. S., thus reducing its exposure to any single product or jurisdiction and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

      Financial Instruments with Off-Balance-Sheet Risk: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans and derivative financial instruments. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

      Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to generally lend no more than 80% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $344.0 million extending into 2002 were outstanding as of December 31, 2001. The Company also had $81.5 million of commitments to purchase fixed maturity securities outstanding as of December 31, 2001.

      Notional amounts of derivative financial instruments, primarily interest rate swaps, interest rate futures contracts and foreign currency swaps, significantly exceed the credit risk associated with these instruments and represent contractual balances on which calculations of amounts to be exchanged are based. Credit exposure is limited to the sum of the aggregate fair value of positions that have become favorable to NLIC, including accrued interest receivable due from counterparties. Potential credit losses are minimized through careful evaluation of counterparty credit standing, selection of counterparties from a limited group of high quality institutions, collateral agreements and other contract provisions. As of December 31, 2001, NLIC's credit risk from these derivative financial instruments was $1.5 million net of $18.0 million of cash colleteral.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      Equity Market Risk: Asset fees calculated as a percentage of the separate account assets are a significant source of revenue to the Company. As of December 31, 2001, 82% of separate account assets were invested in equity mutual funds. Gains and losses in the equity markets will result in corresponding increases and decreases in the Company's separate account assets and the reported asset fee revenue. In addition, a decrease in separate account assets may decrease the Company's expectations of future profit margins, which may require the Company to accelerate the amortization of deferred policy acquisition costs.

      Significant Concentrations of Credit Risk: The Company grants mainly commercial mortgage loans on real estate to customers throughout the U. S. The Company has a diversified portfolio with no more than 20% (22% in 2000) in any geographic area and no more than 2% (1% in 2000) with any one borrower as of December 31, 2001. As of December 31, 2001, 34% (36% in
      2000) of the carrying value of the Company's commercial mortgage loan portfolio financed retail properties.

      Significant Business Concentrations: As of December 31, 2001, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location. Also, the Company did not have a concentration of business transactions with a particular customer, lender or distribution source, a market or geographic area in which business is conducted that makes it vulnerable to an event which could cause a severe impact to the Company's financial position.

      Reinsurance: The Company has entered into reinsurance contracts to cede a portion of its general account individual annuity business. Total recoveries due from these contracts were $161.2 million and $143.1 million as of December 31, 2001 and 2000, respectively. The contracts are immaterial to the Company's results of operations. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Under the terms of the contracts, trusts have been established as collateral for the recoveries. The trust assets are invested in investment grade securities, the fair value of which must at all times be greater than or equal to 100% or 102% of the reinsured reserves, as outlined in the underlying contract.

      Collateral - Derivatives: The Company enters into agreements with various counterparties to execute over-the-counter derivative transactions. The Company's policy is to include a Credit Support Annex with each agreement to protect the Company for any exposure above the approved credit threshold. This also protects the counterparty against exposure to the Company. The Company generally posts securities as collateral and receives cash as collateral from counterparties. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest or dividends received during the loan term.

      Collateral - Securities Lending: The Company, through its agent, lends certain portfolio holdings and in turn receives cash collateral. The cash collateral is invested in high-quality short-term investments. The Company's policy requires a minimum of 102% of the fair value of the securities loaned be maintained as collateral. Net returns on the investments, after payment of a rebate to the borrower, are shared between the Company and its agent. Both the borrower and the Company can request or return the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest or dividends received during the loan term.

(11) Pension Plan, Postretirement Benefits Other than Pensions and Retirement Savings Plan

      The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service and who have met certain age requirements. Plan contributions are invested in a group annuity contract of NLIC. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      Pension costs (benefits) charged to operations by the Company during the years ended December 31, 2001, 2000 and 1999 were $5.0 million, $1.9 million and $(8.3) million, respectively. The Company has recorded a prepaid pension asset of $9.4 million and $13.6 million as of December 31, 2001 and 2000, respectively.

      In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

      The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

      The Company's accrued postretirement benefit expense as of December 31, 2001 and 2000 was $53.8 million and $51.0 million, respectively and the net periodic postretirement benefit cost (NPPBC) for 2001, 2000 and 1999 was $2.9 million, $3.8 million and $4.9 million, respectively.

      Information regarding the funded status of the pension plan as a whole and the postretirement life and health care benefit plan as a whole as of December 31, 2001 and 2000 follows:

                                                                           Pension Benefits             Postretirement Benefits
                                                                      -------------------------         -----------------------
      (in millions)                                                     2001             2000             2001            2000
                                                                      ========         ========         ========       ========
      Change in benefit obligation
      Benefit obligation at beginning of year                         $1,981.7         $1,811.4         $  276.4       $  239.8
      Service cost                                                        89.3             81.4             12.6           12.2
      Interest cost                                                      129.1            125.3             21.4           18.7
      Participant contributions                                             --               --              3.3            2.9
      Plan amendment                                                      27.7               --              0.2             --
      Actuarial (gain) loss                                               (5.8)            34.8             20.2           16.1
      Benefits paid                                                      (89.8)           (71.2)           (20.1)         (13.3)
                                                                      --------         --------         --------       --------
      Benefit obligation at end of year                                2,132.2          1,981.7            314.0          276.4
                                                                      ========         ========         ========       ========

      Change in plan assets
      Fair value of plan assets at beginning of year                   2,337.1          2,247.6            119.4           91.3
      Actual return (loss) on plan assets                                (46.6)           140.9             (0.2)          12.2
      Employer contribution                                                 --               --             17.3           26.3
      Participant contributions                                             --               --              3.3            2.9
      Plan curtailment                                                      --             19.8               --             --
      Benefits paid                                                      (89.8)           (71.2)           (20.1)         (13.3)
                                                                      --------         --------         --------       --------
      Fair value of plan assets at end of year                         2,200.7          2,337.1            119.7          119.4
                                                                      --------         --------         --------       --------

      Funded status                                                       68.5            355.4           (194.3)        (157.0)
      Unrecognized prior service cost                                     49.5             25.0              0.2             --
      Unrecognized net gains                                             (79.3)          (311.7)            (4.0)         (34.1)
      Unrecognized net (asset) obligation at transition                   (5.1)            (6.4)             0.8            1.0
                                                                      --------         --------         --------       --------
      Prepaid (accrued) benefit cost                                  $   33.6         $   62.3         $ (197.3)      $ (190.1)
                                                                      ========         ========         ========       ========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      Assumptions used in calculating the funded status of the pension plan and postretirement life and health care benefit plan were as follows:

                                                                         Pension Benefits             Postretirement Benefits
                                                                      -----------------------        ------------------------
                                                                       2001             2000            2001            2000
                                                                      =======================        ========================
      Weighted average discount rate                                    6.50%           6.75%           7.25%            7.50%
      Rate of increase in future compensation levels                    4.75%           5.00%             --               --
      Assumed health care cost trend rate:
            Initial rate                                                  --              --           11.00%           11.00%
            Ultimate rate                                                 --              --            5.50%            5.50%
            Declining period                                              --              --           4 Years          4 Years
                                                                       -----           -----           -----            -----

      The components of net periodic pension cost for the pension plan as a whole for the years ended December 31, 2001, 2000 and 1999 were as follows:

      (in millions)                                                               2001               2000               1999
      =======================================================================================================================
      Service cost (benefits earned during the period)                           $ 89.3             $ 81.4             $ 80.0
      Interest cost on projected benefit obligation                               129.1              125.3              109.9
      Expected return on plan assets                                             (183.8)            (184.5)            (160.3)
      Recognized gains                                                             (7.8)             (11.8)              (9.1)
      Amortization of prior service cost                                            3.2                3.2                3.2
      Amortization of unrecognized transition asset                                (1.3)              (1.3)              (1.4)
                                                                                 ------             ------             ------
                                                                                 $ 28.7             $ 12.3             $ 22.3
                                                                                 ======             ======             ======

      Effective December 31, 1998, Wausau Service Corporation (WSC) ended its affiliation with Nationwide and employees of WSC ended participation in the pension plan resulting in a curtailment gain of $67.1 million. During 1999, the pension plan transferred assets to settle its obligation related to WSC employees, resulting in a gain of $32.9 million. The spin-off of liabilities and assets was completed in the year 2000, resulting in an adjustment to the curtailment gain of $19.8 million.

      Assumptions used in calculating the net periodic pension cost for the pension plan were as follows:

                                                                                    2001             2000            1999
                                                                                    ====             ====            ====
      Weighted average discount rate                                                6.75%            7.00%           6.08%
      Rate of increase in future compensation levels                                5.00%            5.25%           4.33%
      Expected long-term rate of return on plan assets                              8.00%            8.25%           7.33%
                                                                                    ----             ----            ----

      The components of NPPBC for the postretirement benefit plan as a whole for the years ended December 31, 2001, 2000 and 1999 were as follows:

      (in millions)                                                                       2001           2000           1999
                                                                                          =====          =====          =====
      Service cost (benefits attributed to employee service during the year)              $12.6          $12.2          $14.2
      Interest cost on accumulated postretirement benefit obligation                       21.4           18.7           17.6
      Expected return on plan assets                                                       (9.6)          (7.9)          (4.8)
      Amortization of unrecognized transition obligation of affiliates                      0.6            0.6            0.6
      Net amortization and deferral                                                        (0.4)          (1.3)          (0.5)
                                                                                          -----          -----          -----
                                                                                          $24.6          $22.3          $27.1
                                                                                          =====          =====          =====

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      Actuarial assumptions used for the measurement of the NPPBC for the postretirement benefit plan for 2001, 2000 and 1999 were as follows:

                                                                                          2001             2000            1999
                                                                                        =======          =======         =======
      Discount rate                                                                       7.50%            7.80%           6.65%
      Long-term rate of return on plan assets, net of tax in 1999                         8.00%            8.30%           7.15%
      Assumed health care cost trend rate:
         Initial rate                                                                    11.00%           13.00%          15.00%
         Ultimate rate                                                                    5.50%            5.50%           5.50%
         Declining period                                                               4 Years          5 Years         6 Years
                                                                                        -------          -------         -------

      Because current plan costs are very close to the employer dollar caps, the health care cost trend has an immaterial effect on plan obligations for the postretirement benefit plan as a whole. For this reason, the effect of a one percentage point increase or decrease in the assumed health care cost trend rate on the APBO as of December 31, 2001 and on the NPPBC for the year ended December 31, 2001 was not calculated.

      The Company, together with other affiliated companies, sponsors a defined contribution retirement savings plan covering substantially all employees of the Company. Employees may make salary deferral contributions of up to 22%. Salary deferrals of up to 6% are subject to a 50% Company match. The Company match is funded on a bi-weekly basis and the expense of such contributions are allocated to the Company based on employee contributions. The Company's expense for contributions to this plan totaled $5.6 million, $4.4 million and $3.3 million for 2001, 2000 and 1999, respectively. Individuals are subject to a dollar limit on salary deferrals per Internal Revenue Service (IRS) Section 402(g) and other limits also apply. The Company has no legal obligation for benefits under this plan.

(12) Shareholder's Equity, Regulatory Risk-Based Capital, Retained Earnings and Dividend Restrictions

      The State of Ohio, where NLIC and NLAIC are domiciled, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the Company's insurance regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceed the minimum risk-based capital requirements for all periods presented herein.

      The statutory capital and surplus of NLIC as of December 31, 2001, 2000 and 1999 was $1.76 billion, $1.28 billion and $1.35 billion, respectively. The statutory net income of NLIC for the years ended December 31, 2001, 2000 and 1999 was $83.1 million, $158.7 million and $276.2 million, respectively.

      The NAIC completed a project to codify statutory accounting principles (Codification), which became effective January 1, 2001 for NLIC and NLAIC. The resulting change to NLIC's January 1, 2001 surplus was an increase of approximately $80.0 million. The significant change for NLIC, as a result of Codification, was the recording of deferred taxes, which were not recorded prior to the adoption of Codification.

      The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 2001 $141.0 million in dividends could be paid by NLIC without prior approval.

      In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of the State of New York that limit the amount of statutory profits on NLIC's participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its shareholders.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses, interest and shareholder dividends in the future.

(13)  Related Party Transactions

      During 2001, the Company entered into a transaction with NMIC, whereby it sold 78% of its interest in a limited partnership (representing 49% of the limited partnership) to NMIC for $158.9 million. As a result of this sale, the Company recorded a realized gain of $44.4 million, and related tax expense of $15.5 million. The sale price, which was paid in cash, represented the fair value of the limited partnership interest and was based on a valuation of the limited partnership and its underlying investments. The valuation was completed by qualified management of the limited partnership and utilized a combination of internal and independent valuations of the underlying investments of the limited partnership. Additionally, senior financial officers and the Boards of Directors of the Company and NMIC separately reviewed and approved the valuation prior to the execution of this transaction. The Company continues to hold an economic and voting interest in the limited partnership of approximately 14%, with NMIC holding the remaining interests.

      NLIC has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $4.68 billion and $4.80 billion as of December 31, 2001 and 2000, respectively. Total revenues from these contracts were $150.7 million, $156.8 million, and $149.7 million for the years ended December 31, 2001, 2000, and 1999, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances were $118.4 million, $131.9 million, and $112.0 million for the years ended December 31, 2001, 2000, and 1999, respectively. The terms of these contracts are consistent in all material respects with what the Company offers to unaffiliated parties.

      The Company files a consolidated federal tax return with NMIC, as described in Note 2(i). Total payments (from) to NMIC were $(45.4) million, $74.6 million, and $29.8 million for the years ended December 31, 2001, 2000, and 1999, respectively.

      During second quarter 1999, the Company entered into a modified coinsurance arrangement to reinsure the 1999 operating results of an affiliated company, Employers Life Insurance Company of Wausau (ELOW) retroactive to January 1, 1999. In September 1999, NFS acquired ELOW for $120.8 million and immediately merged ELOW into NLIC terminating the modified coinsurance arrangement. Because ELOW was an affiliate, the Company accounted for the merger similar to poolings-of-interests; however, prior period financial statements were not restated due to immateriality. The reinsurance and merger combined contributed $1.46 million to net income in 1999.

      The Company has a reinsurance agreement with NMIC whereby all of the Company's accident and health business is ceded to NMIC on a modified coinsurance basis. The agreement covers individual accident and health business for all periods presented and group and franchise accident and health business since July 1, 1999. Either party may terminate the agreement on January 1 of any year with prior notice. Prior to July 1, 1999 group and franchise accident and health business and a block of group life insurance policies were ceded to ELOW under a modified coinsurance agreement. Under a modified coinsurance agreement, invested assets are retained by the ceding company and investment earnings are paid to the reinsurer. Under the terms of the Company's agreements, the investment risk associated with changes in interest rates is borne by the reinsurer. Risk of asset default is retained by the Company, although a fee is paid to the Company for the retention of such risk. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Revenues ceded to NMIC and ELOW for the years ended December 31, 2001, 2000 and 1999 were $200.7 million, $170.1 million, and $193.0 million, respectively, while benefits, claims and expenses ceded were $208.5 million, $168.0 million and $197.3 million, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as investment management, advertising, personnel and general management services, to those subsidiaries. Expenses covered by such agreement are subject to allocation among NMIC and such subsidiaries. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commission expense and other methods agreed to by the participating companies that are within industry guidelines and practices. In addition, Nationwide Services Company, a subsidiary of NMIC, provides computer, telephone, mail, employee benefits administration, and other services to NMIC and certain of its direct and indirect subsidiaries, including the Company, based on specified rates for units of service consumed. For the years ended December 31, 2001, 2000 and 1999, the Company made payments to NMIC and Nationwide Services Company totaling $139.8 million, $150.3 million, and $124.1 million, respectively. The Company does not believe that expenses recognized under these agreements are materially different than expenses that would have been recognized had the Company operated on a stand-alone basis.

      Under a marketing agreement with NMIC, NLIC makes payments to cover a portion of the agent marketing allowance that is paid to Nationwide agents. These costs cover product development and promotion, sales literature, rent and similar items. Payments under this agreement totaled $26.4 million, $31.4 million and $34.5 million for the years ended December 31, 2001, 2000 and 1999, respectively.

      The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 2001, 2000 and 1999, the Company made lease payments to NMIC and its subsidiaries of $18.7 million, $14.1 million and $9.9 million, respectively.

      The Company also participates in intercompany repurchase agreements with affiliates whereby the seller will transfer securities to the buyer at a stated value. Upon demand or after a stated period, the seller will repurchase the securities at the original sales price plus a price differential. During 2001, the most the Company had outstanding at any given time was $368.5 million and the Company incurred interest expense on intercompany repurchase agreements of $0.2 million for 2001. Transactions under the agreements during 2000 and 1999 were not material. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained with unaffiliated parties.

      The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $54.8 million and $321.1 million as of December 31, 2001 and 2000, respectively, and are included in short-term investments on the accompanying consolidated balance sheets.

      Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the three years ended December 31, 2001 were $52.9 million, $65.0 million and $79.7 million, respectively.

      On December 19, 2001 the Company sold a 7.50%, $300.0 million surplus note to NFS, maturing on December 17, 2031. The fair value of the surplus note as of December 31, 2001 was $300.0 million. Principal and interest payments are subject to prior approval by the superintendent of insurance of the State of Ohio. The Company is scheduled to pay interest semi-annually on June 17 and December 17 of each year commencing June 17, 2002.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

(14)  Bank Lines of Credit

      The Company has available as a source of funds a $1 billion revolving credit facility entered into by NFS, NLIC and NMIC. The facility is comprised of a five year $700 million agreement and a 364 day $300 million agreement with a group of national financial institutions. The facility provides for several and not joint liability with respect to any amount drawn by any party. The facility provides covenants, including, but not limited to, requirements that the Company maintain consolidated tangible net worth, as defined, in excess of $1.69 billion and NLIC maintain statutory surplus in excess of $935 million. The Company had no amounts outstanding under this agreement as of December 31, 2001. Of the total facility, $300 million is designated to back NLIC's commercial paper program. Therefore, borrowing capacity under this facility is reduced by any amounts outstanding under the commercial paper program, which totaled $100.0 million as of December 31, 2001.

(15)  Contingencies

      On October 29, 1998, the Company was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by the Company and the other named Company affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. On June 11, 1999, the Company and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by the Company and the other named defendants. On January 25, 2002, the plaintiffs filed a motion for leave to amend their complaint to add three new named plaintiffs. On February 9, 2002, the plaintiffs filed a motion for class certification. The class has not been certified. The Company intends to defend this lawsuit vigorously.

      On August 15, 2001, the Company was named in a lawsuit filed in Connecticut federal court titled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. On September 5, 2001, the plaintiffs amended their complaint to include class action allegations. The plaintiffs seek to represent a class of plan trustees who purchased variable annuities to fund qualified ERISA retirement plans. The amended complaint alleges that the retirement plans purchased variable annuity contracts from the Company which invested in mutual funds that were offered by separate mutual fund companies; that the Company was a fiduciary under ERISA and that the Company breached its fiduciary duty when it accepted certain fees from the mutual fund companies that purportedly were never disclosed by the Company; and that the Company violated ERISA by replacing many of the mutual funds originally included in the plaintiffs' annuities with "inferior" funds because the new funds purportedly paid more in revenue sharing. The amended complaint seeks disgourgement of fees by the Company and other unspecified compensatory damages. On November 15, 2001, the Company filed a motion to dismiss the amended complaint, which has not been decided. On December 3, 2001, the plaintiffs filed a motion for class certification. On January 15, 2002, the plaintiffs filed a response to the Company's motion to dismiss the amended complaint. On February 22, 2002, the Company filed a reply in support of its motion to dismiss. The class has not been certified. The Company intends to defend this lawsuit vigorously.

      There can be no assurance that any such litigation will not have a material adverse effect on the Company in the future.

(16)  Segment Information

      The Company uses differences in products as the basis for defining its reportable segments. The Company reports three product segments:
      Individual Annuity, Institutional Products and Life Insurance.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      The Individual Annuity segment consists of individual The BEST of AMERICA and private label deferred variable annuity products, deferred fixed annuity products and income products. Individual deferred annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, variable annuity contracts provide the customer with access to a wide range of investment options and asset protection in the event of an untimely death, while fixed annuity contracts generate a return for the customer at a specified interest rate fixed for prescribed periods.

      The Institutional Products segment is comprised of the Company's private and public sector group retirement plans and medium-term note program. The private sector includes the 401(k) business generated through fixed and variable annuities. The public sector includes the IRC Section 457 business in the form of fixed and variable annuities.

      The Life Insurance segment consists of investment life products, including both individual variable life and COLI products, traditional life insurance products and universal life insurance. Life insurance products provide a death benefit and generally also allow the customer to build cash value on a tax-advantaged basis.

      In addition to the product segments, the Company reports a Corporate segment. The Corporate segment includes net investment income not allocated to the three product segments, certain revenues and expenses of the Company's broker/dealer subsidiary, unallocated expenses and interest expense on debt. In addition to these operating revenues and expenses, the Company also reports net realized gains and losses on investments, hedging instruments and hedged items in the Corporate segment.

      The following tables summarize the financial results of the Company's business segments for the years ended December 31, 2001, 2000 and 1999.

                                                        Individual   Institutional      Life
      (in millions)                                       Annuity       Products      Insurance      Corporate        Total
                                                        ==========   ============     ==========     =========      =========
      2001:
      Net investment income                              $   534.7      $   847.5      $   323.3     $    19.5      $ 1,725.0
      Other operating revenue                                556.0          205.9          506.5          16.0        1,284.4
                                                         ---------      ---------      ---------     ---------      ---------
         Total operating revenue (1)                       1,090.7        1,053.4          829.8          35.5        3,009.4
                                                         ---------      ---------      ---------     ---------      ---------
      Interest credited to policyholder
         account balances                                    433.2          627.8          177.7            --        1,238.7
      Amortization of deferred policy
         acquisition costs                                   220.0           47.6           80.3            --          347.9
      Interest expense on debt                                  --             --             --           6.2            6.2
      Other benefits and expenses                            206.1          170.2          387.1           2.7          766.1
                                                         ---------      ---------      ---------     ---------      ---------
         Total benefits and expenses                         859.3          845.6          645.1           8.9        2,358.9
                                                         ---------      ---------      ---------     ---------      ---------
      Operating income before
         federal income tax expense (1)                      231.4          207.8          184.7          26.6          650.5
      Net realized losses on investments,
         hedging instruments and hedged
         items (2)                                              --             --             --         (20.2)         (20.2)
                                                         ---------      ---------      ---------     ---------      ---------
      Income before federal income tax
         expense and cumulative effect of
         adoption of accounting principles               $   231.4      $   207.8      $   184.7     $     6.4      $   630.3
                                                         =========      =========      =========     =========      =========

      Assets as of year end                              $43,885.4      $34,130.1      $ 9,129.0     $ 4,010.1      $91,154.6
                                                         =========      =========      =========     =========      =========

----------
(1) Excludes net realized gains and losses on investments, hedging instruments and hedged items.
(2) Realized gains related to securitization transactions are included in operating income.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

                                                        Individual   Institutional       Life
      (in millions)                                       Annuity      Products        Insurance     Corporate        Total
                                                         =========   ============      =========     =========      =========
      2000:
      Net investment income                              $   483.2      $   827.4      $   289.2     $    55.1      $ 1,654.9
      Other operating revenue                                625.9          251.6          453.9          17.0        1,348.4
                                                         ---------      ---------      ---------     ---------      ---------
         Total operating revenue(1)                        1,109.1        1,079.0          743.1          72.1        3,003.3
                                                         ---------      ---------      ---------     ---------      ---------
      Interest credited to policyholder
         account balances                                    396.4          628.8          157.2            --        1,182.4
      Amortization of deferred policy
         acquisition costs                                   238.7           49.2           64.2            --          352.1
      Interest expense on debt                                  --             --             --           1.3            1.3
      Other benefits and expenses                            192.3          170.3          368.8          33.7          765.1
                                                         ---------      ---------      ---------     ---------      ---------
         Total benefits and expenses                         827.4          848.3          590.2          35.0        2,300.9
                                                         ---------      ---------      ---------     ---------      ---------
      Operating income before
         federal income tax expense(1)                       281.7          230.7          152.9          37.1          702.4
      Net realized losses on investments,
         hedging instruments and hedged
         items                                                  --             --             --         (19.4)         (19.4)
                                                         ---------      ---------      ---------     ---------      ---------
      Income before federal income tax
         expense and cumulative effect of
         adoption of accounting principles               $   281.7      $   230.7      $   152.9     $    17.7      $   683.0
                                                         =========      =========      =========     =========      =========

      Assets as of year end                              $45,422.5      $37,217.3      $ 8,103.3     $ 1,824.2      $92,567.3
                                                         =========      =========      =========     =========      =========

      1999:
      Net investment income                              $   458.9      $   771.2      $   253.1     $    37.6      $ 1,520.8
      Other operating revenue                                511.4          211.9          393.0          66.1        1,182.4
                                                         ---------      ---------      ---------     ---------      ---------
         Total operating revenue (1)                         970.3          983.1          646.1         103.7        2,703.2
                                                         ---------      ---------      ---------     ---------      ---------
      Interest credited to policyholder
         account balances                                    384.9          580.9          130.5            --        1,096.3
      Amortization of deferred policy
         acquisition costs                                   170.9           41.6           60.1            --          272.6
      Other benefits and expenses                            155.3          142.8          334.7          83.4          716.2
                                                         ---------      ---------      ---------     ---------      ---------
         Total benefits and expenses                         711.1          765.3          525.3          83.4        2,085.1
                                                         ---------      ---------      ---------     ---------      ---------
      Operating income before
         federal income tax expense (1)                      259.2          217.8          120.8          20.3          618.1
      Net realized losses on investments,
         hedging instruments and hedged
         items                                                  --             --             --         (11.6)         (11.6)
                                                         ---------      ---------      ---------     ---------      ---------
      Income before federal income tax
         expense and cumulative effect of
         adoption of accounting principles               $   259.2      $   217.8      $   120.8     $     8.7      $   606.5
                                                         =========      =========      =========     =========      =========

      Assets as of year end                              $45,667.8      $39,045.1      $ 6,616.7     $ 1,346.3      $92,675.9
                                                         =========      =========      =========     =========      =========

----------
(1) Excludes net realized gains and losses on investments, hedging instruments and hedged items.

      The Company has no significant revenue from customers located outside of the United States nor does the Company have any significant long-lived assets located outside the United States.

                           PART II - OTHER INFORMATION

CONTENTS OF REGISTRATION STATEMENT

This Form S-6 Registration Statement comprises the following papers and documents:

-     The facing sheet.

-     Cross-reference to items required by Form N-8B-2.


-     The prospectus consisting of 94 pages.


-     Representations and Undertakings.

-     Independent Auditors' Consent.

-     Signatures.

The following exhibits required by Forms N-8B-2 and S-6:


1.   Power of Attorney dated April 1, 2002             Attached hereto.

2.   Resolution of the Depositor's Board of            Previously filed in connection with Registration Statement
     Directors authorizing the establishment of        (File No. 333-46338) and hereby incorporated by reference.
     the Registrant, adopted

3.   Distribution Contracts                            Previously filed in connection with Registration Statement
                                                       (File No. 333-46338) and hereby incorporated by reference.

4.   Form of Security                                  Previously filed in connection with Registration Statement
                                                       (File No. 333-46338) and hereby incorporated by reference.

5.   Articles of Incorporation of Depositor            Filed previously in connection with Securities and Exchange
                                                       Commission File No. 333-27133 and is hereby incorporated by reference.

6.   Application form of Security                      Previously filed in connection with Registration Statement
                                                       (File No. 333-46338) and hereby incorporated by reference.

7.   Opinion of Counsel                                Previously filed in connection with Registration Statement
                                                       (File No. 333-46338) and hereby incorporated by reference.

REPRESENTATIONS AND UNDERTAKINGS

The Registrant and Nationwide hereby make the following representations and undertakings:

(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "Act"). The Registrant and Nationwide elect to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Act with respect to the policies described in the prospectus. The policies have been designed in a way as to qualify for the exemptive relief from various provisions of the Act afforded by Rule 6e-3(T).

(b) Paragraph (b)(13)(iii)(F) of Rule 6e-3(T) is being relied on for the deduction of the mortality and expense risk charges ("risk charges") assumed by Nationwide under the policies. Naitionwide represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by Nationwide, and will be made available to the Securities and Exchange Commission (the "SEC") on request.

(c) Nationwide has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contractholders and will keep and make available to the SEC on request a memorandum setting forth the basis for this representation.

(d) Nationwide represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of Nationwide, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the SEC such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

(f) The fees and charges deducted under the policy in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Nationwide.

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors of Nationwide Life Insurance Company and Contract Owners of Nationwide VLI Separate Account-5:


We consent to use of our reports for Nationwide VLI Separate Account-5 dated February 20, 2002 and for Nationwide Life Insurance Company dated January 29, 2002 included herein, and to the reference to our firm under the heading "Independent Certified Public Accountants" in the Prospectus (File No. 333-46338).




KPMG LLP
Columbus, Ohio
April 22, 2002

                                   SIGNATURES


As required by the Securities Act of 1933, the Registrant, Nationwide VLI Separate Account-5 certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 2 and has caused this Post-Effective Amendment to be signed on its behalf in the City of Columbus, and the State of Ohio, on this 24th day of April, 2002.


                                          NATIONWIDE VLI SEPARATE ACCOUNT-5
                                      -----------------------------------------
                                                    (Registrant)

(Seal)                                     NATIONWIDE LIFE INSURANCE COMPANY
                                      -----------------------------------------
Attest:                                              (Depositor)

By:   /s/ GLENN W. SODEN              By:        /s/STEVEN SAVINI
---------------------------------     -----------------------------------------
          Glenn W. Soden                             Steven Savini
        Assistant Secretary


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated on the 24th day of April 2002.


               SIGNATURE                                   TITLE

W. G. JURGENSEN                             Director and Chief Executive Officer
----------------------------------------
W. G. Jurgensen

JOSEPH J. GASPER
----------------------------------------         Director and President and
Joseph J. Gasper                                  Chief Operating Officer

MICHAEL S. HELFER
----------------------------------------           Director and Executive
Michael S. Helfer                            Vice President-Corporate Strategy

DONNA A. JAMES
----------------------------------------        Director and Executive Vice
Donna A. James                             President-Chief Administrative Officer

ROBERT A. OAKLEY
----------------------------------------        Director and Executive Vice
Robert A. Oakley                             President-Chief Financial Officer

ROBERT A. WOODWARD, JR
----------------------------------------        Director and Executive Vice
Robert A. Woodward, Jr.                      President-Chief Investment Officer

Galen R. Barnes                                           Director
----------------------------------------
Galen R. Barnes

                                                                                                  By /s/ STEVEN SAVINI
                                                                                        ------------------------------------------
                                                                                                      Steven Savini
                                                                                                    Attorney-in-Fact